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                                                                    Exhibit 99.1




                              H. J. HEINZ COMPANY



                                   SAVER PLAN



              (As amended and restated effective January 1, 2002)
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                         H. J. HEINZ COMPANY SAVER PLAN


                               TABLE OF CONTENTS

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
ARTICLE I    INTRODUCTION..............................................................................................    1
         1.1.    NAME..................................................................................................    1
         1.2.    PURPOSE...............................................................................................    1
         1.3.    STATUS UNDER THE CODE.................................................................................    1
         1.4.    EFFECTIVE DATE........................................................................................    1

ARTICLE II   DEFINITIONS AND CONSTRUCTION..............................................................................    2
         2.1.    DEFINITIONS...........................................................................................    2
         ACCOUNT.......................................................................................................    2
         AFFILIATE.....................................................................................................    2
         AGE-RELATED CONTRIBUTIONS.....................................................................................    2
         AGE-RELATED CONTRIBUTION ACCOUNT..............................................................................    2
         ALTERNATE PAYEE...............................................................................................    2
         ANNUAL ADDITIONS..............................................................................................    2
         BENEFICIARY...................................................................................................    3
         BOARD OF DIRECTORS, OR BOARD..................................................................................    3
         BREAK IN SERVICE..............................................................................................    3
         CODE..........................................................................................................    3
         COMMON STOCK..................................................................................................    3
         COMPANY.......................................................................................................    3
         COMPANY STOCK.................................................................................................    3
         COMPANY STOCK FUND............................................................................................    3
         COMPENSATION..................................................................................................    3
         DEL MONTE.....................................................................................................    4
         DEL MONTE EMPLOYEE............................................................................................    4
         DEL MONTE STOCK...............................................................................................    4
         DEL MONTE STOCK FUND..........................................................................................    4
         DESIGNATED UNIT...............................................................................................    4
         DISABILITY....................................................................................................    4
         DISCHARGE WITHOUT CAUSE.......................................................................................    4
         EARNINGS......................................................................................................    4
         EBAB..........................................................................................................    5
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
         EFFECTIVE DATE................................................................................................    5
         ELIGIBLE EMPLOYEE.............................................................................................    5
         ELIGIBLE RETIREMENT PLAN......................................................................................    5
         ELIGIBLE ROLLOVER DISTRIBUTION................................................................................    6
         ELIGIBILITY COMPUTATION PERIOD................................................................................    6
         ELIGIBILITY PROBATIONARY PERIOD...............................................................................    6
         EMPLOYEE......................................................................................................    6
         EMPLOYEE CONTRIBUTIONS........................................................................................    7
         EMPLOYEE CONTRIBUTION ACCOUNT.................................................................................    7
         EMPLOYMENT COMMENCEMENT DATE..................................................................................    7
         EMPLOYER......................................................................................................    7
         EMPLOYER CONTRIBUTION ACCOUNT.................................................................................    7
         ENTRY DATE....................................................................................................    7
         ERISA.........................................................................................................    8
         EXCESS AGGREGATE CONTRIBUTIONS................................................................................    8
         EXCESS CONTRIBUTIONS..........................................................................................    8
         EXCESS DEFERRALS..............................................................................................    8
         FAIR MARKET VALUE.............................................................................................    8
         FORFEITURE....................................................................................................    8
         FUND OR INVESTMENT FUND.......................................................................................    8
         HEINZ EMPLOYEE................................................................................................    8
         HIGHLY COMPENSATED ELIGIBLE EMPLOYEE..........................................................................    8
         HOUR OF SERVICE...............................................................................................    9
         IMPRESS EMPLOYEE..............................................................................................   10
         INACTIVE PARTICIPANT..........................................................................................   10
         INCOME........................................................................................................   10
         INVESTMENT MANAGER............................................................................................   10
         LEASED EMPLOYEE...............................................................................................   10
         LIMITATION YEAR...............................................................................................   10
         MATCHING CONTRIBUTIONS........................................................................................   10
         MATCHING CONTRIBUTION ACCOUNT.................................................................................   11
         NONELECTIVE EMPLOYER CONTRIBUTIONS............................................................................   11
         NORMAL RETIREMENT DATE........................................................................................   11
         PARTICIPANT...................................................................................................   11
         PLAN..........................................................................................................   11
         PLAN YEAR.....................................................................................................   11
         PREDECESSOR PLAN..............................................................................................   11
         PUERTO RICAN COMPENSATION.....................................................................................   11


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
         PUERTO RICAN PARTICIPANT......................................................................................   11
         QUALIFIED DOMESTIC RELATIONS ORDER............................................................................   11
         RETIREMENT....................................................................................................   12
         ROLLOVER ACCOUNT..............................................................................................   12
         SERVICE.......................................................................................................   12
         SEVERANCE DATE................................................................................................   12
         SPOUSE OR SURVIVING SPOUSE....................................................................................   12
         SUPPLEMENTAL CONTRIBUTIONS....................................................................................   12
         SUPPLEMENTAL CONTRIBUTION ACCOUNT.............................................................................   13
         TAX DEFERRED CONTRIBUTIONS....................................................................................   13
         TAX DEFERRED CONTRIBUTION ACCOUNT.............................................................................   13
         TERMINATED OR TERMINATION.....................................................................................   13
         TRUST OR TRUST FUND...........................................................................................   13
         TRUSTEE OR TRUSTEES...........................................................................................   13
         VALUATION DATE................................................................................................   13
         2.2.    CONSTRUCTION..........................................................................................   13

ARTICLE III  PARTICIPATION.............................................................................................   14
         3.1.    ELIGIBILITY...........................................................................................   14
         3.2.    PARTICIPATION.........................................................................................   14
         3.3.    LEASED EMPLOYEES......................................................................................   14
         3.4.    CESSATION OF PARTICIPATION............................................................................   14
         3.5.    CESSATION AND RESUMPTION OF EMPLOYEE STATUS...........................................................   15

ARTICLE IV   CONTRIBUTIONS.............................................................................................   16
         4.1.    EMPLOYER CONTRIBUTIONS................................................................................   16
         4.2.    TIME AND MANNER OF EMPLOYER CONTRIBUTIONS.............................................................   19
         4.3.    CONDITIONS ON EMPLOYER CONTRIBUTIONS..................................................................   19
         4.4.    CONTRIBUTIONS BY PARTICIPANTS.........................................................................   19
         4.5.    CONTRIBUTION ELECTIONS AND CHANGES....................................................................   20
         4.6.    LIMITATIONS ON EMPLOYEE AND MATCHING CONTRIBUTIONS....................................................   20
         4.7.    LIMITATIONS ON TAX DEFERRED CONTRIBUTIONS.............................................................   22
         4.8.    INCOME ATTRIBUTABLE TO EXCESS AMOUNTS.................................................................   24
         4.9.    ROLLOVERS.............................................................................................   24
         4.10.   INVESTMENT OF CONTRIBUTIONS...........................................................................   25
         4.11.   MULTIPLE EMPLOYER PLAN STATUS.........................................................................   25
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
ARTICLE V    ALLOCATIONS TO PARTICIPANTS' ACCOUNTS.....................................................................   26
         5.1.    INDIVIDUAL ACCOUNTS...................................................................................   26
         5.2.    ACCOUNT ADJUSTMENTS...................................................................................   26
         5.3.    MAXIMUM ANNUAL ADDITIONS..............................................................................   26
         5.4.    NO RIGHTS CREATED BY ALLOCATION.......................................................................   27

ARTICLE VI   PAYMENT OF BENEFITS.......................................................................................   28
         6.1.    RETIREMENT, DISABILITY OR DISCHARGE WITHOUT CAUSE.....................................................   28
         6.2.    DEATH.................................................................................................   28
         6.3.    OTHER TERMINATION OF EMPLOYMENT.......................................................................   28
         6.4.    DISPOSITIONS OF FORFEITURES...........................................................................   29
         6.5.    TIME OF PAYMENT OF BENEFITS...........................................................................   29
         6.6.    MODE OF PAYMENT OF BENEFITS...........................................................................   31
         6.7.    DESIGNATION OF BENEFICIARY............................................................................   32
         6.8.    WITHDRAWALS FROM EMPLOYEE CONTRIBUTION ACCOUNT AND ROLLOVER ACCOUNT...................................   33
         6.9.    WITHDRAWALS FROM TAX DEFERRED CONTRIBUTION ACCOUNT....................................................   33
         6.10.   HARDSHIP..............................................................................................   33
         6.11.   WITHDRAWAL FROM MATCHING CONTRIBUTION ACCOUNT, AGE-RELATED CONTRIBUTION ACCOUNT AND
                 SUPPLEMENTAL CONTRIBUTION ACCOUNT.....................................................................   34
         6.12.   WITHDRAWAL AFTER OCCURRENCE OF A DISTRIBUTION EVENT...................................................   35
         6.13.   WITHDRAWAL PROCEDURES AND RESTRICTIONS................................................................   35
         6.14.   DIRECT TRANSFERS......................................................................................   36
         6.15.   MINIMUM REQUIRED DISTRIBUTIONS........................................................................   37

ARTICLE VII  TRUST FUND................................................................................................   41
         7.1.    EXCLUSIVE BENEFIT RULE................................................................................   41
         7.2.    INVESTMENT FUNDS......................................................................................   41
         7.3.    INVESTMENT DIRECTIONS BY PARTICIPANTS.................................................................   42
         7.4.    CHANGES IN INVESTMENT DIRECTIONS......................................................................   43
         7.5.    REALLOCATION AMONG INVESTMENT FUNDS...................................................................   43
         7.7.    RESTRICTION RELATING TO STOCK FUNDS...................................................................   43
         7.7.    DIVERSIFICATION OF COMPANY STOCK FUND.................................................................   44
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
         7.8.    PARTICIPANT LOANS.....................................................................................   44

ARTICLE VIII ADMINISTRATION............................................................................................   45
         8.1.    EBAB..................................................................................................   45
         8.2.    POWERS................................................................................................   45
         8.3.    QUORUM AND EBAB ACTIONS...............................................................................   46
         8.4.    INSUFFICIENT INFORMATION..............................................................................   46
         8.5.    INVESTMENT COMMITTEE..................................................................................   47
         8.6.    LIABILITY INSURANCE AND INDEMNIFICATION...............................................................   47
         8.7.    QUALIFIED DOMESTIC RELATIONS ORDERS...................................................................   47
         8.8.    FIDUCIARY STANDARD....................................................................................   48
         8.9.    FACILITY OF PAYMENT...................................................................................   48
         8.10.   VALUATION DATES.......................................................................................   48

ARTICLE IX   MISCELLANEOUS.............................................................................................   49
         9.1.    NONGUARANTEE OF EMPLOYMENT............................................................................   49
         9.2.    RIGHTS TO TRUST ASSETS................................................................................   49
         9.3.    NONALIENATION OF BENEFITS.............................................................................   49
         9.4.    VOTING OR TENDERING OF COMMON STOCK...................................................................   49
         9.5.    LAWS APPLICABLE.......................................................................................   52
         9.6.    LOST BENEFICIARY PROVISION............................................................................   53

ARTICLE X    AMENDMENT AND TERMINATION.................................................................................   54
         10.1.   AMENDMENTS............................................................................................   54
         10.2.   ACTION BY COMPANY.....................................................................................   54
         10.3.   SUCCESSOR EMPLOYER....................................................................................   55
         10.4.   MERGER, CONSOLIDATION, OR TRANSFER OF PLAN ASSETS.....................................................   55
         10.5.   RIGHT TO TERMINATE....................................................................................   55
         10.6.   LIQUIDATION OF THE TRUST FUND.........................................................................   55
         10.7.   MANNER OF DISTRIBUTION................................................................................   55
         10.8.   DISCONTINUANCE OF EMPLOYER CONTRIBUTIONS..............................................................   55

ARTICLE XI   DETERMINATION OF TOP-HEAVY STATUS.........................................................................   57
         11.1.   APPLICATION OF TOP-HEAVY RULES........................................................................   57
         11.2.   INCORPORATION BY REFERENCE............................................................................   57

ARTICLE XII  CLAIMS PROCEDURE..........................................................................................   58
         12.1.   APPLICATION FOR PAYMENT...............................................................................   58
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
         12.2.   DISPOSITION OF CLAIM..................................................................................   58
         12.3.   APPEALS...............................................................................................   58
         12.4.   EBAB DECISION FINAL...................................................................................   58

APPENDIX A -- Weight Watchers Gourmet Food Company at Westchester, Pennsylvania........................................   59

APPENDIX B -- HEINZ FROZEN FOODS COMPANY AT BAGEL BITES AT FT. MYERS, FLORIDA..........................................   61

APPENDIX C -- Ore-Ida Foods, Inc. at Continental Delights..............................................................   63

APPENDIX D -- HEINZ USA AT NEAR EAST...................................................................................   65

APPENDIX E -- HEINZ USA AT CHICO SAN...................................................................................   66

APPENDIX F -- PORTION PAC, INC. AT MASON, OHIO.........................................................................   67

APPENDIX G -- Star-Kist Foods, Inc. at El Paso, Texas..................................................................   68

APPENDIX H -- STAR-KIST FOODS, INC. AT TERMINAL ISLAND, CALIFORNIA.....................................................   69

APPENDIX I -- Star-Kist Foods, Inc. - Tuffy's at Perham, Minnesota.....................................................   70

APPENDIX J -- STAR-KIST CARIBE, INC....................................................................................   71

APPENDIX K -- STAR-KIST FOODS, INC. AT BLOOMSBURG, PENNSYLVANIA........................................................   72

APPENDIX L -- Weight Watchers Gourmet Food Company at Clarksville, Arkansas............................................   73

APPENDIX M -- Ore-Ida Foods, Inc. at Bavarian Specialty Foods, Inc.....................................................   75

APPENDIX N -- WEIGHT WATCHERS GOURMET FOOD COMPANY AT POCATELLO, IDAHO\L 1.............................................   77

APPENDIX O -- WEIGHT WATCHERS INTERNATIONAL............................................................................   78

APPENDIX P -- STAR-KIST FOODS, INC. AT TERMINAL ISLAND, CALIFORNIA.....................................................   79

APPENDIX Q -- Heinz Bakery Products....................................................................................   80
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
APPENDIX S -- Heinz USA at All American Gourmet Company at Clearfield, Utah............................................   81

APPENDIX T -- STAR-KIST FOODS, INC. AT LAWRENCE, KANSAS................................................................   83

APPENDIX U -- WEIGHT WATCHERS INTERNATIONAL, INC.......................................................................   85

APPENDIX 1 -- HEINZ BAKERY PRODUCTS AT BRIDGEPORT, CONNECTICUT.........................................................   87

APPENDIX 2 -- HEINZ BAKERY PRODUCTS AT SWEDESBORO, NEW JERSEY..........................................................   88

APPENDIX 3 -- HEINZ USA AT ALL AMERICAN GOURMET AT ATLANTA, GEORGIA....................................................   89

APPENDIX 4 -- HEINZ USA AT BOWLING GREEN, OHIO.........................................................................   90

APPENDIX 5 -- HEINZ USA AT ESCALON PACKERS.............................................................................   91

APPENDIX 6 -- HEINZ USA AT FREMONT, OHIO...............................................................................   92

APPENDIX 7 -- HEINZ USA AT FREMONT, OHIO...............................................................................   93

APPENDIX 8 -- HEINZ USA AT GRAND PRAIRIE...............................................................................   94

APPENDIX 9 -- HEINZ USA AT HOLLAND, MICHIGAN...........................................................................   95

APPENDIX 10 -- HEINZ USA AT KING OF PRUSSIA, PENNSYLVANIA..............................................................   96

APPENDIX 11 -- HEINZ USA AT MECHANICSBURG, PENNSYLVANIA................................................................   97

APPENDIX 12 -- HEINZ USA AT MUSCATINE, IOWA............................................................................   98

APPENDIX 13 -- HEINZ USA AT PITTSBURGH FACTORY.........................................................................   99

APPENDIX 14 -- HEINZ USA AT PORTION PAC, INC. AT CHATSWORTH............................................................  100

APPENDIX 15 -- HEINZ USA AT STOCKTON, CALIFORNIA.......................................................................  101

APPENDIX 16 -- ORE-IDA FOODS, INC. AT BURLEY, IDAHO....................................................................  102

APPENDIX 17 -- ORE-IDA FOODS, INC. AT FT. ATKINSON, WISCONSIN..........................................................  103

APPENDIX 18 -- ORE-IDA FOODS, INC. AT GRAND ISLAND, NEBRASKA...........................................................  105


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
APPENDIX 19 -- ORE-IDA FOODS, INC. AT ONTARIO, OREGON..................................................................  107

APPENDIX 20 -- ORE-IDA FOODS, INC. AT PLOVER, WISCONSIN................................................................  108

APPENDIX 21 -- ORE-IDA FOODS, INC. AT RICE LAKE, WISCONSIN.............................................................  109

APPENDIX 22 -- PORTION PAC, INC. AT DALLAS, TEXAS......................................................................  111

APPENDIX 23 -- PORTION PAC, INC. AT JACKSONVILLE, FLORIDA..............................................................  112

APPENDIX 24 -- STAR-KIST FOODS, INC. AT BILOXI AND PASCAGOULA, MISSISSIPPI.............................................  113

APPENDIX 25 -- STAR-KIST FOODS, INC. AT KANKAKEE, ILLINOIS.............................................................  114

APPENDIX 26 -- STAR-KIST FOODS, INC. AT NATURES RECIPE.................................................................  116

APPENDIX 27 -- STAR-KIST FOODS, INC. AT TOPEKA, KANSAS.................................................................  117

APPENDIX 28 -- STAR-KIST FOODS, INC. AT WEIRTON, OHIO..................................................................  119

APPENDIX 29 -- WEIGHT WATCHERS GOURMET FOOD COMPANY AT BLOOMSBURG, PENNSYLVANIA........................................  120

APPENDIX 30 -- WEIGHT WATCHERS GOURMET FOOD COMPANY AT MASSILLON, OHIO.................................................  122

APPENDIX 31 -- WEIGHT WATCHERS GOURMET FOOD COMPANY AT MASSILLON, OHIO.................................................  123

APPENDIX 32 -- IMPRESS U.S.A, INC. AT TERMINAL ISLAND, CALIFORNIA......................................................  124

APPENDIX 33 -- IMPRESS PACKAGING PUERTO RICO INC.......................................................................  125

APPENDIX 34 -- IMPRESS U.S.A, INC. AT BLOOMSBURG, PENNSYLVANIA.........................................................  126

APPENDIX 35 -- IMPRESS U.S.A, INC. AT TERMINAL ISLAND, CALIFORNIA......................................................  127

APPENDIX 36 -- IMPRESS U.S.A, INC. AT WEIRTON, OHIO....................................................................  128

APPENDIX 37 -- THERMO PAC, INC.........................................................................................  129

APPENDIX 38 -- QUALITY CHEF FOODS, INC.................................................................................  130
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
APPENDIX 39 -- AFL-CIO & CLC 56, PENNSAUKEN, NJ........................................................................  131

APPENDIX 40 -- IBT 738, NORTHBROOK, IL.................................................................................  132


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
                                   ARTICLE I
                                  INTRODUCTION

      1.1.  NAME. The name of this Plan is the H. J. Heinz Company SAVER Plan.

      1.2. PURPOSE. This Plan has been established by H. J. Heinz Company for the benefit of its Employees and their Beneficiaries to encourage Employees to Save for A Valuable Employee Retirement (SAVER Plan). It is to be maintained according to the terms of this instrument. The Employee Benefits Administration Board has the authority to manage the administration of the Plan. The assets of the Plan are held in trust by the Trustee in accordance with the terms of the Trust Agreement, which is considered to be an integral part of the Plan. The Plan provides certain classes of Employees with an opportunity to acquire shares of Company's Common Stock. Effective upon the merger of Del Monte Corporation into SKF Foods Inc., the Plan also gives certain classes of Employees an opportunity to acquire shares of the Common Stock of Del Monte Foods Company.

      1.3. STATUS UNDER THE CODE. This Plan is intended to be a qualified plan under section 401(a) of the Code. The Plan is designed to qualify as a profit-sharing plan, provided that Employer contributions shall be made to the Plan without regard to current or accumulated earnings and profits. The provisions of the Plan concerning Tax Deferred Contributions are intended to constitute a cash or deferred arrangement under section 401(k) of the Code. The Plan covers Employees of more than one "employer" as determined sections 414(b),
(c), (m) and (o) of the Code and accordingly is a multiple employer plan within the meaning of section 413(c) of the Code. Each affiliated group of organizations that comprise an "employer" within the meaning of sections 414(b),
(c), (m) and (o) of the Code is separately and solely responsible for contributions with respect to Employees of organizations that are part of such group.

      1.4. EFFECTIVE DATE. The Plan was originally established effective January 1, 1988. Effective January 1, 1994, the H. J. Heinz Company Bargaining Unit Employees Savings Plan was merged into this Plan. This restatement, is effective January 1, 2002, except that the provisions hereof relating to Del Monte Employees shall be effective on the date that SKF Foods Inc. ceases to be an Affiliate of the Company and the provisions hereof relating to Del Monte Stock shall be effective on the date that SKF Foods Inc. becomes a subsidiary of Del Monte Foods Company. The legal effect of any transaction occurring before January 1, 2002 shall be governed by the prior provisions of the Plan as in effect at the time of such transaction, except as otherwise specifically provided herein.

                                   ARTICLE II
                          DEFINITIONS AND CONSTRUCTION

      2.1. DEFINITIONS. The following words and phrases, when used in this Plan, shall have the following meanings:

      ACCOUNT means one or more of the separate bookkeeping accounts maintained for each Participant pursuant to Section 5.1.

      AFFILIATE means, as to the Company or any Employer, any corporation which is a member of a controlled group of corporations (within the meaning of section 414(b) of the Code), which also includes as a member the Company or such Employer, a trade or business under common control (within the meaning of section 414(c) of the Code) with the Company or such Employer, any organization (whether or not incorporated) which is a member of an affiliated service group (within the meaning of section 414(m) of the Code) which includes the Company or such Employer and any other organization or arrangement to the extent aggregation is required pursuant to section 414(o) of the Code. For purposes of
Section 5.3 only, the definitions in sections 414(b) and (c) of the Code shall be modified as provided in section 415(h) of the Code.

      AGE-RELATED CONTRIBUTIONS means the monthly contributions made by the Employer on behalf of a Participant pursuant to Section 4.1(c) and any applicable Appendix or resolution which are not Supplemental Contributions the amount of which is determined as a percentage of Earnings that increases with the Participant's age.

      AGE-RELATED CONTRIBUTION ACCOUNT means the account maintained for a Participant to record his share of Age-Related Contributions under Section 4.1(c), and adjustments relating hereto.

      ALTERNATE PAYEE means a person designated as entitled to benefits under the Plan pursuant to a Qualified Domestic Relations Order.

      ANNUAL ADDITIONS means, with respect to each Limitation Year, the total of the Employer Contributions and Forfeitures allocated to a Participant's Employer Contribution Account pursuant to the provisions of this Plan, plus the total of any Employee Contributions for such Limitation Year (other than catch-up contributions pursuant to Section 4.1(a)(6)), plus amounts described in Code sections 415(l)(1) and 419A(d)(2), if any. Annual Additions also shall include any additions to the account

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of a Participant under any other qualified defined contribution plan maintained by the Employer or an Affiliate.

      BENEFICIARY means a person or persons (natural or otherwise) designated in accordance with the provisions of Section 6.7 to receive any death benefit that shall be payable under this Plan.

      BOARD OF DIRECTORS, or BOARD means the Board of Directors of H. J. Heinz Company or the Executive Committee of the Board.

      BREAK IN SERVICE means a period following the Employee's Termination of 12 consecutive months or longer. Notwithstanding the foregoing, if the reason that an Employee's service is Terminated or the Employee is otherwise absent from work is the Employee's pregnancy, birth of the Employee's child or placement of a child with the Employee in connection with the adoption by the Employee of that child or for purposes of caring for that child for a period following the birth or placement, a Break in Service shall occur only if the Employee is not reemployed or does not return to active service prior to the second anniversary of the Employee's Termination date; and provided further that the first year of such absence, measured from his Termination date, shall not be considered in the length of a Participant's Break in Service for purposes of Section 6.4(b).

      CODE means the Internal Revenue Code of 1986, as it may be amended, and includes any regulations issued thereunder.

      COMMON STOCK means Company Stock and/or Del Monte Stock.

      COMPANY means H. J. Heinz Company, a Pennsylvania corporation.

      COMPANY STOCK means Common Stock of which the issuer is the Company.

      COMPANY STOCK FUND means the Investment Fund established pursuant to
Article VII which is invested and reinvested entirely or primarily in Company Stock.

      COMPENSATION means the Employee's total salary, wages, fees and other remuneration received in the Plan Year for personal services actually rendered in the course of employment with an Employer or Affiliate, including, but not by way of limitation, bonuses, overtime payments and commissions, and shall exclude deferred compensation, stock options and other distributions which receive special tax benefits under the Code, all such inclusions and exclusions to be determined consistently with Treasury Regulation Section 1.415-2(d), which is hereby incorporated by reference. Any

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amounts by which an Employee's cash compensation is reduced at the Employee's election pursuant to plans maintained by the Employer which are described in section 125 of the Code or section 401(k) of the Code, or which are qualified transportation fringe benefits described in section 132 of the Code, shall be included. Amounts in excess of $200,000 (or such adjusted amount as may apply pursuant to section 401(a)(17)(B) of the Code) shall be disregarded, except for purposes of applying Section 5.3.

      DEL MONTE means Del Monte Foods Company, a Delaware corporation.

      DEL MONTE EMPLOYEE means an Employee of Del Monte or any Affiliate of Del Monte that is an Employer under the Plan.

      DEL MONTE STOCK means Common Stock of Del Monte is the issuer.

      DEL MONTE STOCK FUND means the Investment Fund established pursuant to
Article VII which is invested and reinvested entirely or primarily in shares of Del Monte Stock.

      DESIGNATED UNIT means a corporation, division, plant, or other business unit the Employees of which participate in this Plan pursuant to the terms of an Appendix hereto.

      DISABILITY means a physical or mental condition which renders a Participant incapable of continuing in employment with the Employer.

      DISCHARGE WITHOUT CAUSE shall mean involuntary termination of employment with the Employer because of job elimination, plant shutdown or permanent layoff in connection with a reduction in force.

      EARNINGS means the total of all remuneration, subject to a maximum of $150,000 (or such adjusted amount as may apply pursuant to section 401(a)(17)(B) of the Code), paid during a Plan Year to a Participant by the Employer for personal services, including overtime pay, cash amounts received from cash incentive plans approved by the Board of Directors, sales incentive payments and bonuses, but excluding hiring and retention bonuses, short-term housing relocation allowances, overseas allowances, amounts received by the Participant under long term incentive plans or amounts previously deferred, severance payments, Employer contributions under welfare or retirement programs, suggestion system awards and prizes, reimbursements for business, travel, or entertainment expenses incurred by the Participant and not reported as wages for federal tax purposes. Any amounts by which

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an Employee's cash compensation is reduced at the Employee's election pursuant to plans maintained by the Employer which are described in section 125 of the Code or section 401(k) of the Code, or which are qualified transportation fringe benefits described in section 132 of the Code, shall be included, but cash or other benefits payable to the Employee from such plans shall be excluded. Notwithstanding any provision in this Plan to the contrary,

      (a) For purposes of determining Tax Deferred Contributions for a Participant, Earnings shall include remuneration beginning with the first payroll period following satisfaction of the requirements of Section 3.1, or beginning with the first payroll period for which a Tax Deferred Contribution election is in effect, if later;

      (b) For purposes of determining Age-Related Contributions for a Participant, Earnings shall include remuneration beginning with the first payroll period following satisfaction of the requirements of Section 3.1; and

      (c) For the purpose of determining Supplemental Contributions for a Participant for the year in which satisfaction of the requirements of Section
3.1 occurs, Earnings shall include remuneration for the entire Plan Year.

In all cases of doubt as to determination of Earnings, the decision of EBAB shall be final.

      EBAB means the Employee Benefits Administration Board appointed by the Board of Directors or such other committee or board as the Board may subsequently designate as being responsible for the general administration of the Plan.

      EFFECTIVE DATE means January 1, 1988, or such later date on which the provisions of the Plan became effective for an Employer.

      ELIGIBLE EMPLOYEE means, as of any date, each Employee who has enrolled in the Plan on or before such date or who has met the requirements for participation in the Plan and has reached an Entry Date as of which he is eligible to enroll in the Plan.

      ELIGIBLE RETIREMENT PLAN means a plan or arrangement, as described in
Section 401(a)(31)(D) of the Code, which is an individual retirement account described in section 408(a) of the Code, an individual retirement annuity described in section 408(b) of the Code, a qualified trust described in section 401(a) of the Code, an annuity plan described in section 403(a) of the Code, an annuity contract described in Section 403(b) of the Code, or an eligible plan under Section 457(b) of the Code which is maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state and which agrees to separately account for amounts transferred into such plan from this plan, that accepts a distributee's Eligible Rollover Distribution. The definition of Eligible Retirement Plan also applies in the case of a distribution to a Surviving Spouse or to a Spouse or former Spouse who is an Alternate Payee.

      ELIGIBLE ROLLOVER DISTRIBUTION means a distribution meeting the requirements of Section 401(a)(31)(C) of the Code, which consists of all or any portion of the balance to the credit of a distributee, except that (i) an Eligible Rollover Distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee's designated Beneficiary, or for a specified period of 10 years or more; any distribution to the extent such distribution is required under section 401(a)(9) of the Code; or any amount that is distributed on account of hardship, and (ii) the portion of any distribution that consists of after tax employee contributions not includible in gross income may be paid only to an individual retirement account of annuity described in Section 408(a) or (b) of the Code or to a qualified defined contribution plan described in section 404(a) or 403(a) of the Code that agrees to separately account for amounts so transferred, including separately accounting for the portion of such distribution which is includible in gross income and the portion not so includible).

      ELIGIBILITY COMPUTATION PERIOD means the 12 consecutive month period beginning on an individual's Employment Commencement Date and the 12 consecutive month period coinciding with each Plan Year commencing after the Employment Commencement Date.

      ELIGIBILITY PROBATIONARY PERIOD means the waiting period for eligibility to participate in the Plan specified in Section 3.1 or, if later, the waiting period specified in the Appendix applicable to a Designated Unit, which period shall end not later than the last to occur of (i) the completion of one year of Service or (ii) attainment by the Employee of age 21.

      EMPLOYEE means any hourly-paid person employed by an Employer who receives a regular wage from the Employer other than a pension, retainer or fee under contract, and who is in a division, or plant of a division authorized to participate in the Plan, excluding:

      (a) a nonresident alien, unless such person receives remuneration from the Employer that is considered to be U.S. source income;

      (b) an Employee whose remuneration is established under a collective bargaining agreement, unless such agreement specifically provides for membership in the Plan;

      (c) a Leased Employee or other supplemental contract worker, an independent contractor, an agent, a consultant or any person (including a person determined by a court or governmental agency to be a common law employee) who is classified on the books and records of the Employer as a Leased Employee, supplemental contract worker, independent contractor, agent or consultant.

      EMPLOYEE CONTRIBUTIONS means the contributions made by a Participant pursuant to Section 4.4.

      EMPLOYEE CONTRIBUTION ACCOUNT means the Account maintained for a Participant to record his contributions under Section 4.4, and adjustments relating thereto.

      EMPLOYMENT COMMENCEMENT DATE means the first day of any period for which a person is paid or entitled to payment for the performance of duties for an Employer or Affiliate, provided that the Employment Commencement Date of any person employed by an Affiliate shall not be earlier than the date the Affiliate became such nor earlier than the Effective Date, except as otherwise set forth in an Appendix to this Plan.

      EMPLOYER means the Company or a business organization (or any designated division, plant or other unit of a business organization) that is (i) under common control with the Company and its Affiliates or (ii) is otherwise connected with the Company and its Affiliates through common or overlapping ownership or through a current or former business relationship and has adopted the Plan for its employees. Notwithstanding the preceding sentence, an organization or unit thereof shall not become an Employer unless the Board of Directors has authorized such organization or unit to participate in the Plan (or any designated portion of the Plan). Any such authorization shall not extend to a business unit subsequently acquired by an Employer unless the Board of Directors specifically so directs.

      EMPLOYER CONTRIBUTION ACCOUNT means the account comprised of a Participant's Tax Deferred Contribution Account, Matching Contribution Account, Age-Related Contribution Account and Supplemental Contribution Account.

      ENTRY DATE means the first day of any payroll period.

      ERISA means the Employee Retirement Income Security Act of 1974, as amended from time to time, and any regulations promulgated thereunder.

      EXCESS AGGREGATE CONTRIBUTIONS means (with respect to any Plan Year) the excess of the aggregate amount of Employee Contributions and Matching Contributions taken into account for Highly Compensated Eligible Employees for such Plan Year, over the maximum amount of Employee Contributions and Matching Contributions permitted for Highly Compensated Eligible Employees under Section 4.6(a)

      EXCESS CONTRIBUTIONS means (with respect to any Plan Year) the excess of the aggregate amount of Tax Deferred Contributions authorized to be made by Highly Compensated Eligible Employees for such Plan Year, over the maximum amount of Tax Deferred Contributions permitted to be made for Highly Compensated Eligible Employees under Section 4.7(a).

      EXCESS DEFERRALS means (with respect to any calendar year) the amount of Tax Deferred Contributions authorized to be made for such calendar year by a Participant over the maximum amount of Tax Deferred Contributions permitted to be made under Section 4.1(a)(2).

      FAIR MARKET VALUE as of a particular date with respect to Stock shall mean the closing price per share on such date (or, if such date is not a business day, the business day immediately preceding such date) on the New York Stock Exchange.

      FORFEITURE means the amount of a Participant's Matching Contribution Account, Age-Related Contribution Account and/or Supplemental Contribution Account that is forfeited upon Termination of employment, due to incomplete vesting under Section 6.3.

      FUND or INVESTMENT FUND means any of the funds in which the Plan assets held by the Trustee are invested in accordance with Article VII.

      HEINZ EMPLOYEE means an Employee of the Company or an Employee of any Affiliate of the Company that is an Employer under the Plan.

      HIGHLY COMPENSATED ELIGIBLE EMPLOYEE means, with respect to any Plan Year, an Eligible Employee who performs services for any Employer or Affiliate of an Employer during the Plan Year and who:

      (a) during the current Plan Year or the 12-month period immediately preceding such Plan Year owns (or is considered to own within the meaning of section 318 of the Code, as modified by section 416(i)(1)(B)(iii) of the Code), more than 5% of the outstanding stock of the Employer or any of its Affiliates or stock possessing more than 5% of the total combined voting power of all stock any such corporation, or, if any Employer or Affiliate is an organization other than a corporation, more than 5% of the capital or profits interest in such organization; or

      (b)   during the preceding Plan Year:

            (1) earned Compensation in excess of $80,000 (as adjusted in accordance with section 414(q)(1) and section 415(d) of the Code) during the preceding Plan Year; and

            (2) if the Employer so elects, was in the top-20% (ranked by compensation as defined in (a) above) of employees who performed services for the Employer and its Affiliates for such preceding Plan Year, excluding those who have not completed 6 months of Service, who normally work less than 17-1/2 hours per week, who normally work during not more than 6 months during any year, who have not attained age 21, and/or who are nonresident aliens who receive no earned income (within the meaning of section 911(d)(2) of the Code) from the Employer or its Affiliates which constitutes income from sources within the United States.

The foregoing rules shall be construed in accordance with section 414(q) of the Code and regulations thereunder. At the option of the Employer, the determination of which individuals are Highly Compensated Eligible Employees for any Plan Year may be made under the "calendar year date election" permitted by such regulations.

      HOUR OF SERVICE means, with respect to any Eligibility Computation Period:

      (a) each hour for which a person is paid or entitled to payment for the performance of duties for the Employers or any of their Affiliates;

      (b) each hour for which a person is paid or entitled to payment by the Employer or an Affiliate directly or indirectly, on account of a period during which no duties are performed, whether or not the employment relationship has terminated due to vacation, holiday, illness, incapacity (including disability), layoff, jury duty, military duty or leave of absence, but not in excess of 501 hours for any such single continuous period;

      (c) each hour for which back pay, irrespective of mitigation of damages, is either awarded or agreed to by the Employer or an Affiliate, excluding any hour credited under paragraphs (a) or (b) above, which shall be credited to the computation period or periods to which the award, agreement or payment pertains, rather than to the computation period in which the award, agreement or payment is made; and

      (d) No hours shall be credited on account of any period during which a person performs no duties and receives payment solely for the purpose of complying with workers' compensation, unemployment compensation, or disability insurance laws.

The Hours of Service to be credited shall be determined pursuant to Title 29 of the Code of Federal Regulations, section 2530.200b-2(b) and (c) as promulgated by the United States Department of Labor.

      IMPRESS EMPLOYEE shall mean an Employee of Impress Packaging Puerto Rico Inc., Impress American Samoa, Inc., Impress USA, Inc. or any Affiliate of any or the foregoing that is an Employer under the Plan.

      INACTIVE PARTICIPANT means any person formerly employed by an Employer who has an undistributed balance credited to his Account.

      INCOME means the net gain or loss of the Trust Fund from investments as reflected by interest payments, dividends, realized and unrealized gains and losses on securities, other investment transactions, and expenses paid from the Trust Fund. In determining the Income of the Trust Fund for any period, assets shall be valued on the basis of their market value.

      INVESTMENT MANAGER means an investment advisor, bank, or insurance company that meets the requirements of section 3(38) of ERISA, and that is appointed by the Company to manage the Plan's assets in accordance with the Trust Agreement.

      LEASED EMPLOYEE means any person who provides services to the Employer or an Affiliate on a substantially full-time basis for at least one year pursuant to an agreement with a leasing organization if such services are performed under primary direction and control by the Employer or Affiliate.

      LIMITATION YEAR means the Plan Year.

      MATCHING CONTRIBUTIONS means the contributions made by the Employer pursuant to Section 4.1 (b).

      MATCHING CONTRIBUTION ACCOUNT means the account maintained for a Participant to record his share of Matching Contributions under Section 4.1(b), and adjustments relating hereto.

      NONELECTIVE EMPLOYER CONTRIBUTIONS means Age-Related Contributions and/or Supplemental Contributions.

      NORMAL RETIREMENT DATE means the date on which a Participant attains age
65.

      PARTICIPANT means an Employee who has been enrolled in the Plan. The term includes an Inactive Participant and an Alternate Payee who is entitled to benefits under the Plan.

      PLAN means the H. J. Heinz Company SAVER Plan, as amended from time to time.

      PLAN YEAR means the 12 consecutive month period commencing January 1 and ending December 31.

      PREDECESSOR PLAN shall mean any plan which has been merged into this Plan in a transaction subject to section 414(l) of the Code.

      PUERTO RICAN COMPENSATION shall mean that portion of a Participant's Earnings which is subject to taxation under the income tax laws of the Commonwealth of Puerto Rico; provided that for purposes of applying the limitations prescribed by Section 1165(c) of the Puerto Rico Internal Revenue Code, as amended, and any successor provisions of Puerto Rico law, Puerto Rican Compensation and Earnings for any Puerto Rican Participant shall be limited as required by regulations under such Section.

      PUERTO RICAN PARTICIPANT shall mean a Participant who earns Puerto Rican Compensation.

      QUALIFIED DOMESTIC RELATIONS ORDER means any judgment, decree, or order which:

      (a) creates for, or assigns to, a Spouse, former Spouse, child or other dependent of a Participant the right to receive all or a portion of the Participant's benefits under the Plan for the purpose of providing child support, alimony payments or marital property rights to that Spouse, child or dependent;

      (b)   is made pursuant to a state domestic relations law;

      (c) does not require the Plan to provide any type of benefit, or any option, not otherwise provided under the Plan; and

      (d) otherwise meets the requirements of section 206(d) of ERISA, as amended, as a "qualified domestic relations order" as determined by EBAB.

      RETIREMENT means Termination of employment with the Employer at or after attainment of age 55.

      ROLLOVER ACCOUNT means the account maintained on behalf of a Participant to record the amounts he has rolled over to the Plan pursuant to Section 4.9.

      SERVICE means the service credited to an Employee for the purpose of determining a Participant's eligibility to participate in the Plan and a Participant's vested interest in his Matching Contribution Account, his Age-Related Contribution Account and his Supplemental Contribution Account. Service shall begin on the Employee's Employment Commencement Date and end on his Severance Date; provided, however, that if his employment is Terminated and he is later reemployed within one year after the earlier of (a) his date of Termination or (b) the first day of an absence from service immediately preceding his date of Termination, the period between his Severance Date and his date of reemployment shall be included in his Service.

      SEVERANCE DATE means the earlier of (a) the date an Employee quits, retires, is discharged or dies, or (b) the first anniversary of the date on which an Employee is first absent from service, with or without pay, for any reason such as vacation, sickness, disability, layoff or leave of absence.

      SPOUSE or SURVIVING SPOUSE means the spouse or surviving spouse of the Participant, provided that a former spouse will be treated as the Spouse or Surviving Spouse to the extent provided under a Qualified Domestic Relations Order.

      SUPPLEMENTAL CONTRIBUTIONS means any contributions made by the Employer pursuant to Section 4.1(c) and any applicable Appendix or resolution which are not Age-Related Contributions.

      SUPPLEMENTAL CONTRIBUTION ACCOUNT means the account maintained for a Participant to record his share of Supplemental Contributions under Section 4.1(c), and adjustments relating hereto.

      TAX DEFERRED CONTRIBUTIONS means the contributions made by the Employer on a Participant's behalf pursuant to Section 4.1(a).

      TAX DEFERRED CONTRIBUTION ACCOUNT means the Account maintained for a Participant to record his share of Tax Deferred Contributions under Section 4.1(a), and adjustments relating thereto.

      TERMINATED or TERMINATION means a termination of employment with all Employers and Affiliates for any reason, including death or Disability, other than a change of employment from one Employer to another or one Affiliate to another or from an Employer to an Affiliate or from an Affiliate to an Employer. A termination of employment shall not be deemed to have occurred as a result of any change in ownership of an organization if following such change the organization continues to be an Employer or Affiliate.

      TRUST or TRUST FUND means the fund known as the "H. J. Heinz Company SAVER Plan Trust", maintained by the Trustee in accordance with the terms of the Trust Agreement, as amended from time to time, which constitutes a part of this Plan.

      TRUSTEE or TRUSTEES means any corporation or individuals appointed by the Board of Directors to administer the Trust.

      VALUATION DATE means the date or dates in each calendar month on which any valuation is made, as determined under EBAB procedures established pursuant to
Section 8.10.

      2.2. CONSTRUCTION. The masculine gender, where appearing in the Plan, shall be deemed to include the feminine gender, unless the context clearly indicates to the contrary. Titles of Sections are inserted for convenience and shall not affect the meaning or construction of the Plan. Unless the context otherwise requires, any reference herein to a Participant or Beneficiary shall be deemed to be a reference to an Alternate Payee to the extent (a) appropriate to carry out the purposes of the applicable Qualified Domestic Relations Order and (b) not inconsistent with the procedures adopted by EBAB pursuant to Section 8.7.

                                  ARTICLE III
                                 PARTICIPATION

      3.1. ELIGIBILITY. Any person who was a Participant in the Plan on December 31, 2001 shall remain a Participant as of January 1, 2002. An Employee who as of December 31, 2001 was eligible to become a Participant in the Plan on January 1, 2002 under the rules of the Plan in effect on December 31, 2001 shall be eligible to become a Participant as of January 1, 2002. Any other Employee shall be eligible to become a Participant on the Entry Date coincident with or next following the later of (i) the date of completion of any special Eligibility Probationary Period specified in the Appendix applicable to the Employee's Designated Unit or (ii) the date specified in (a) or (b) below, whichever is applicable:

      (a) in the case of an Employee who is employed on a regular full time basis, his Employment Commencement Date;

      (b) in the case of any other Employee, the end of the first Eligibility Computation Period in which the Employee is credited with 1,000 or more Hours of Service.

      3.2.  PARTICIPATION. An Employee who satisfies the requirements of Section
3.1 shall be enrolled as a Participant as of the first Entry Date on or after the earlier of:

      (a) the effective date of an election for Tax Deferred Contributions or Employee Contributions pursuant to Section 4.1(a) or Section 4.4, if the Employee is in a Designated Unit for which such contributions are authorized; or

      (b) the effective date of eligibility of the Employee's Designated Unit for allocations of Nonelective Employer Contributions.

      3.3. LEASED EMPLOYEES. For purposes of determining an Employee's eligibility to participate in the Plan pursuant to Section 3.1, and for purposes of determining his vested interest pursuant to Section 6.3, Service shall include employment as a Leased Employee (or in a status which would be that of a Leased Employee if such services had been on a substantially full-time basis).

      3.4. CESSATION OF PARTICIPATION. A Participant shall become an Inactive Participant upon the earliest of the date of his Retirement, Termination, or other cessation of Employee status. The undistributed Account of an Inactive Participant shall continue to be adjusted as of each Valuation Date as provided in Section 5.2.

Participation shall cease upon death or when an Employee's Account has been forfeited or completely distributed or withdrawn.

      3.5. CESSATION AND RESUMPTION OF EMPLOYEE STATUS. A Participant who ceases to be an Employee as defined in Section 2.1 shall not be eligible to have Tax Deferred Contributions, Matching Contributions or Nonelective Employer Contributions made to the Plan on his behalf or allocated to his Account or to make Employee Contributions to the Plan, but shall continue to be a Participant in the Plan until he ceases to have any balance in his Account. Upon the reemployment of any person who had previously been employed by an Employer, and was not a Participant in the Plan during his prior period of employment, such person must meet the requirements of Section 3.1 for Participation in the Plan. If a reemployed Employee was previously a Participant, the prior period of Service will count immediately toward future eligibility and vesting. A reemployed Employee who resumes participation in the Plan on his date of reemployment will be eligible to (re)commence Tax Deferred Contributions and/or Employee Contributions as of the Entry Date coincident with or next following his date of reemployment in a Designated Unit for which such contributions are authorized, based on the terms and conditions applicable to a Participant who is a new Employee in such Designated Unit. Any provision of this Plan to the contrary notwithstanding, effective on and after December 12, 1994, Service credit, contributions and benefits will be provided in accordance with section 414(u) of the Code.

                                  ARTICLE IV
                                 CONTRIBUTIONS

      4.1.  EMPLOYER CONTRIBUTIONS.

      (a)   TAX DEFERRED CONTRIBUTIONS.

            (1) Subject to paragraphs (2), (3) and (4) of this Section 4.1(a), each Participant who is employed in a Designated Unit for which elective contributions are permitted shall have the option to authorize the Employer to contribute to the Plan for the Plan Year on his behalf for each payroll period an amount equal to any whole percentage (not exceeding 20% or such lower percent as may be set by EBAB from time to time) of his Earnings (as determined without regard to this Section 4.1 (a)) for such period. Tax Deferred Contributions shall be made by the Employer to the Trustee in cash within a reasonable time after the end of the payroll period to which such contributions relate. An Employee shall be deemed to have elected to have Tax Deferred Contributions made by the Employer on his behalf for each payroll period in an amount equal to 3% of his Earnings, unless he elects, in accordance with procedures established by EBAB, to have no Tax Deferred Contributions made on his behalf or to have Tax Deferred Contributions made on his behalf at a different rate. A Tax Deferred Contribution election (or deemed election) constitutes an authorization to the Employer to reduce the Employee's cash remuneration by an equal amount.

            (2) A Participant's Tax Deferred Contributions under paragraph (1) shall be limited to a maximum for any Plan Year of $11,000 (increased by $1,000 for each year after 2002 up to a maximum of $16,000 for 2006), adjusted to reflect the cost of living factor prescribed by sections 402(g)(5) and 415(d) of the Code, reduced by the sum of all other elective deferrals (as defined in section 402(g) of the Code) during such year under other plans, contracts or arrangements maintained by the Employers or any Affiliate. If a Participant's Tax Deferred Contributions in a Plan Year reach the applicable dollar limitation for such year, then unless the Participant elects otherwise contributions on his behalf shall continue at the same rate (subject to other applicable limitations) for the remainder of the year as after tax Participant Contributions to the extent permitted under Section 4.4. As of the first pay period of the following calendar year, the Participant's Tax Deferred Contributions shall recommence in accordance with his previous election.

            (3) If a Participant makes elective deferrals under another qualified defined contribution plan for any calendar year and those contributions when added to his Tax Deferred Contributions under this Plan exceed the dollar limitation set forth above for that calendar year, the Participant may allocate all or a portion of such

Excess Deferrals to this Plan. In that event, the Excess Deferrals (together with Income allocable thereto) shall be returned to the Participant no later than the April 15 following the end of the calendar year in which the Excess Deferrals were made. The Plan shall not be required to return Excess Deferrals unless the Participant notifies EBAB, in writing, by March 1 of that following calendar year of the amount of the Excess Deferrals allocated to this Plan. However, a Participant who has Excess Deferrals calculated by taking into account only elective deferrals under this Plan and other plans, contracts or arrangements maintained by the Employers or any Affiliate shall be deemed to have made the appropriate notification with respect to such Excess Deferral. If any Matching Contributions have been allocated with respect to Excess Deferrals, they shall be forfeited and applied as provided in Section 6.4. The amount of Excess Deferrals that may be distributed pursuant to this paragraph (3) shall be determined after taking into account any amounts previously recharacterized or distributed pursuant to Section 4.7.

            (4) A Participant's Tax Deferred Contributions under paragraph (1) shall also be limited by Section 5.3, which prescribes the amount of Annual Additions that may be allocated to the Account of an Employee, Section 4.7, which limits the amount of Tax Deferred Contributions for Highly Compensated Eligible Employees, and Section 6.10(b), which may apply in the case of a hardship withdrawal.

            (5) In addition to the limitations described in the foregoing paragraphs of this Section 4.01(a), Tax Deferred Contributions on behalf of a Puerto Rican Participant shall be subject to any lower percentage and/or dollar limitations prescribed pursuant to Section 1165(c) of the Puerto Rico Internal Revenue Code, as amended, and any successor provisions of Puerto Rico law.

            (6)   Notwithstanding any percentage or dollar limitations in this
Section 4.1 or in Sections 4.7 and 5.3, a Participant (other than an Impress Employee) who is otherwise eligible to elect Tax Deferred Contributions under this Section 4.1 and whose Tax Deferred Contributions for a calendar year ending after such Participant has attained age 50 are limited by any of such percentage or dollar limitations, such Participant may make additional Tax Deferred Contributions for such calendar year, without regard to such limitations, in an amount not exceeding the lesser of (i) $1,000 (increased by $1,000 for each calendar year after 2002 up to a maximum of $5,000 for years after 2005) as adjusted pursuant to sections 414(v)(2)(C) and 415(d) of the Code or (ii) 100% of Compensation for such calendar year. The Plan shall not be treated as failing to satisfy the provisions of the Plan implementing the requirements of sections 401(k)(3), 401(k)(11), 401(k)(12), 410(b), or 416 of the Code, as applicable, by reason of the making of such catch-up contributions.

      (b) MATCHING CONTRIBUTIONS. If the Appendix applicable to a Designated Unit so provides, the Employer shall contribute on a monthly basis (or as otherwise indicated by EBAB) an amount in cash or shares of Common Stock that is equal to a percentage (which percentage shall be specified in the applicable Appendix and shall be not less than 10% nor more than 100%) of the amount of Tax-Deferred Contributions authorized by a Participant for such period (disregarding Tax Deferred Contributions in excess of 6% of Earnings, or such lesser percentage as the applicable Appendix may specify). The amount of such contribution may be different for any Designated Unit, but shall not for any Plan Year exceed the maximum amount allowable as a deduction under the Code and shall be subject to the Annual Addition limitations of Section 5.3. The formula for Matching Contributions, if any, applicable to Participants employed by a Designated Unit shall be specified in an Appendix to this Plan. The Company reserves the right to limit the maximum amount of Matching Contributions that may be contributed on behalf of any Participant who is a Highly Compensated Eligible Employee.

      (c) NONELECTIVE EMPLOYER CONTRIBUTIONS. The Employer may contribute additional amounts in the form of Nonelective Employer Contributions. Nonelective Employer contributions may be Age-Related Contributions made on a monthly basis or may be Supplemental Contributions made annually (in cash or shares of Common Stock).

            (1) The formula for calculating Nonelective Employer Contributions may be different for any specified group of Participants, but the amount thereof shall not exceed the maximum amount allowable as a deduction under the Code for such Plan Year and shall be subject to the Annual Addition limitations of
Section 5.3. The contribution formula applicable to Participants employed by a Designated Unit may be specified in an Appendix to this Plan or may be specified from time to time pursuant to a duly adopted resolution by the Company identifying the Plan Year to which the contribution is applicable.

            (2) Age-Related Contributions on behalf of a Participant shall be allocated to the Participant's Age-Related Contribution Account. Supplemental Contributions for a Plan Year on behalf of Participants in a Designated Unit shall be allocated as provided in the applicable Appendix, if any, or if none in the applicable resolution. If the method of allocation is not specified in the applicable Appendix or resolution, (i) Supplemental Contributions for a Plan Year made on behalf of all Participants shall be allocated to the Supplemental Contribution Accounts of all Participants, on a pro-rata basis according to the ratio of each Participant's Earnings for the Plan Year to the total Earnings of all Participants for the Plan Year, and

(ii) Supplemental Contributions for a Plan Year on behalf of Participants employed in a Designated Unit shall be allocated to the Supplemental Contribution Accounts of Participants in such unit on a pro-rata basis according to the ratio of each such Participant's Earnings for the Plan Year to the total Earnings of all such Participants for the Plan Year.

      4.2. TIME AND MANNER OF EMPLOYER CONTRIBUTIONS. All Employer contributions shall be paid directly to the Trustee. Except as otherwise provided pursuant to Section 4.1 or in any applicable Appendix, contributions by the Employer for any Plan Year may be made at any time not later than the date prescribed by law for filing the Company's federal income tax return, including extensions, for such Plan Year. If the Employer makes contributions in shares of Common Stock, the value of each contributed share for purposes of determining the amount contributed shall be equal to the Fair Market Value on the Valuation Date as of which the contribution amount is determined.

      4.3. CONDITIONS ON EMPLOYER CONTRIBUTIONS. To the extent permitted or required by ERISA and the Code, contributions under this Plan are subject to the following conditions:

      (a) Any Employer contribution, or any part thereof, made by mistake of fact shall be returned to the Employer within one year after such contribution is made.

      (b) Contributions to the Plan are specifically conditioned upon their deductibility under the Code. To the extent a deduction is disallowed for any such contribution, such amount shall be returned to the Employer within one year after the disallowance of the deduction.

      (c) In the case of any Participant who is or becomes an Employee with respect to whom Common Stock of the Employer does not qualify as "employer securities" within the meaning of section 409(l) of the Code, Employer contributions for payroll periods ending after the Participant has such status shall be made in cash.

      4.4. CONTRIBUTIONS BY PARTICIPANTS. Participants are not required to make any contributions under this Plan. A Participant who is employed in a Designated Unit for which Participant contributions are permitted may voluntarily contribute to the Trust Fund for any payroll period a percentage of Earnings for such period, up to a maximum of 10% of Earnings (or such lower percentage as may be set by EBAB from time to time). In no event, however, shall a Participant contribute a percentage of Earnings in excess of 20% of Earnings reduced by the Participant's Tax Deferred Contribution percentage in effect pursuant to Section 4.1(a). All such contributions shall be subject to the limitations in Section 5.3 on the amount of Annual Additions that may be allocated to the Account of a Participant and the limitations in Section 4.6 on the amount of Employee and Matching Contributions on behalf of Highly Compensated Eligible Employees. Employee Contributions shall be made by payroll deduction in accordance with rules and procedures established by EBAB and are to be transmitted by the Employer to the Trustee within a reasonable time after the end of the payroll period to which such deductions relate.

      4.5. CONTRIBUTION ELECTIONS AND CHANGES. A Participant may change the amount of Tax Deferred Contributions he has authorized the Employer to contribute to the Plan on his behalf pursuant to Section 4.1(a) and/or to change the amount of Employee Contributions made pursuant to Section 4.4. A Participant shall also have the option to discontinue an election for Tax Deferred Contributions and/or to cease making Employee Contributions. A Participant may authorize such changes effective as of any Valuation Date by giving the Employer adequate written notice. A Participant who has discontinued a Tax Deferred Contribution election and/or has discontinued Employee Contributions may again authorize such contributions to be made to the Plan as of any subsequent Entry Date following the date such contributions were discontinued. An election of Tax Deferred Contributions pursuant to Section 4.1(a), an election of Employee Contributions pursuant to Section 4.4, or an election to change, cease or resume such contributions shall be made in accordance with procedures prescribed by EBAB.

      4.6. LIMITATIONS ON EMPLOYEE AND MATCHING CONTRIBUTIONS. The amount of Employee Contributions and Matching Contributions for the Highly Compensated Eligible Employees shall be limited as provided in this Section 4.6.

      (a) The sum of Employee Contributions and Matching Contributions for the Highly Compensated Eligible Employees in each Plan Year shall not exceed an amount which complies with either (i) or (ii) below:

            (1) The average contribution percentage for the Highly Compensated Eligible Employees for the Plan Year shall not exceed the average contribution percentage for the preceding Plan Year of all Eligible Employees who are not Highly Compensated Eligible Employees multiplied by 125%; or

            (2) The average contribution percentage for Highly Compensated Eligible Employees for the Plan Year shall not exceed either (A) the average contribution percentage for the preceding Plan Year of all Eligible Employees who are not Highly Compensated Eligible Employees multiplied by 200%, or (B) the average contribution percentage for the preceding Plan Year of all Eligible Employees who are not Highly Compensated Eligible Employees plus two percentage points.

      For this purpose, "average contribution percentage" means the average of the "contribution percentages" of Eligible Employees. The "contribution percentage" means the ratio (calculated separately for each Participant) of the sum of the Employee Contributions and Matching Contributions made under the Plan on behalf of the Eligible Employee for the applicable Plan Year to the Eligible Employee's Compensation for the portion of such Plan Year during which he was an Eligible Employee.

      (b)   For purposes of this Section 4.6, the following rules shall apply:

            (1) The contribution percentage for the Plan Year for any Highly Compensated Eligible Employee who is eligible to make Employee Contributions or to receive Matching Contributions (within the meaning of section 401(m)(4)(A) of the Code) under two or more plans that are qualified under section 401(a) or 401(k) of the Code, and that are maintained by the Employer or any Affiliate, shall be determined as if all such contributions were made under a single plan.

            (2) If the amount of Employee Contributions and Matching Contributions made by or on behalf of Highly Compensated Eligible Employees in a Plan Year would not comply with Section 4.6(a), then the Excess Aggregate Contributions (including any Income attributable to such Excess Aggregate Contributions) shall be determined and disposed of as follows:

                  (A) Excess Aggregate Contributions on behalf of each Highly Compensated Eligible Employee shall be determined on the basis of a leveling method which calculates the extent to which the amounts of Employee Contributions under Section 4.4 and Matching Contributions under Section 4.1(b) by or on behalf of the Highly Compensated Eligible Employee having the highest contribution percentage would have to be reduced to satisfy the average contribution percentage limitation in subsection (a) or to cause such percentage to equal the contribution percentage of the Highly Compensated Eligible Employee with the next highest percentage, such calculation to be repeated in successive steps and descending order until the average contribution percentage limitation is satisfied. The amount of Excess Aggregate Contributions on behalf of each Highly Compensated Eligible Employee is the product of such Employee's Earnings and the applicable hypothetical reduction percentage determined above. The amount of the total excess which is distributable to a Highly Compensated Eligible Employee is determined on the basis of a leveling method whereby the Employee Contributions and Matching Contributions by or on behalf of the Highly Compensated Eligible Employee who had the highest dollar amount taken into account in determining the contribution percentage for the Plan Year in which the excess arose are reduced until equal to the dollar amount applicable to the Highly Compensated Eligible Employee who had the next highest amount taken into account, in successive steps and descending order until the excess is eliminated.

                  (B) Reduction of Excess Aggregate Contributions shall be accomplished by first distributing Employee Contributions (including any Income attributable thereto) and if an excess remains by distributing Matching Contributions (including any Income attributable thereto). All such distributions shall be made before the close of the Plan Year following the Plan Year for which the contributions were made; to the extent practicable, any distribution shall be made within 2 1/2 months after the close of the Plan Year for which the contributions were made.

      (c) Notwithstanding any provisions of the Plan to the contrary, employees included in a unit of employees covered by a collective bargaining agreement shall be disregarded in applying the provisions of this Section 4.6.

      4.7. LIMITATIONS ON TAX DEFERRED CONTRIBUTIONS. Tax Deferred Contributions for the Highly Compensated Eligible Employees shall be limited as provided in this Section 4.7.

      (a) The amount of Tax Deferred Contributions made in each Plan Year on behalf of Highly Compensated Eligible Employees shall comply with either (i) or
(ii) below:

            (1) The average deferral percentage for the Highly Compensated Eligible Employees for the Plan Year shall not exceed the average deferral percentage for the preceding Plan Year of all Eligible Employees who are not Highly Compensated Eligible Employees multiplied by 125%; or

            (2) The average deferral percentage for Highly Compensated Eligible Employees or the Plan Year shall not exceed either (A) the average deferral percentage of all Eligible Employees who are not Highly Compensated Eligible Employees multiplied by 200%, or (B) the average deferral percentage for all Eligible Employees who are not Highly Compensated Eligible Employees plus two percentage points.

For this purpose, "average deferral percentage" means the average of the "deferral percentages" of Eligible Employees. The "deferral percentage" means the ratio (calculated separately for each Participant) of the amount of Tax Deferred

Contributions (excluding catch-up contributions pursuant to Section 4.1(a)(6)) actually authorized by the Eligible Employee and made by the Employer on behalf of such Eligible Employee for the applicable Plan Year to the Eligible Employee's Compensation for the portion of such Plan Year during which he was an Eligible Employee.

      (b)   For purposes of this Section 4.7, the following rules shall apply:

            (1) The deferral percentage for the Plan Year for any Highly Compensated Eligible Employee who is eligible to receive qualified nonelective contributions (within the meaning of section 401(m)(4)(C) of the Code) under two or more plans that are qualified under section 401(a) or 401(k) of the Code and that are maintained by the Employer or any Affiliate, shall be determined as if all such contributions and elective deferrals were made under a single plan.

            (2) EBAB may implement rules, consistent with regulations under the Code, whereby Tax Deferred Contributions by any Participant or group of Participants may be limited in advance to a lesser percentage than the otherwise allowable maximum, whereby Tax Deferred Contributions may be decreased, suspended or otherwise modified to meet the requirements of this Section 4.7, whereby contributions that would otherwise be treated as Tax Deferred Contributions may be treated as Employee Contributions, or whereby Tax Deferred Contributions may be disposed of by distribution to some or all Highly Compensated Eligible Employees, in accordance with the following guidelines, so that the limitation set forth in this Section 4.7 is satisfied.

                  (A) Excess Contributions on behalf of each Highly Compensated Eligible Employee shall be determined on the basis of a leveling method which calculates the extent to which the actual deferral percentage of the Highly Compensated Eligible Employee having the highest such percentage would have to be reduced to satisfy the average actual deferral percentage limitation in subsection (a) or to cause such percentage to equal the actual deferral percentage of the Highly Compensated Eligible Employee with the next highest percentage, such calculation to be repeated in successive steps and descending order until the average actual deferral percentage limitation is satisfied. The amount of Excess Contributions on behalf of each Highly Compensated Eligible Employee is the product of such Employee's Earnings and the applicable hypothetical reduction percentage determined above. The amount of the total excess which is distributable to each Highly Compensated Eligible Employee is determined on the basis of a leveling method whereby the Tax Deferred Contributions on behalf of the Highly Compensated Eligible Employee who had the highest dollar amount taken into account in determining the actual deferral percentage for the Plan Year in which the excess arose is reduced until equal to the dollar amount applicable to the Highly Compensated Eligible Employee who had the next highest amount taken into account, in successive steps and descending order until the excess is eliminated.

                  (B) Excess Contributions (including any Income attributable to such Excess Contributions) allocable to a Highly Compensated Eligible Employee shall be distributed to such Highly Compensated Eligible Employee before the close of the Plan Year following the Plan Year for which the contributions were made; to the extent practicable, any distribution shall be made within 2 1/2 months after the close of the Plan Year for which the contributions were made. Any Matching Contributions made with respect to Excess Contributions so distributed shall be forfeited and applied as provided in
Section 6.4.

      (c) Notwithstanding any provisions of the Plan to the contrary, he provisions of this Section 4.7 shall be applicable to employees included in a unit of employees covered by a collective bargaining agreement on the basis that those employees are included in a separate cash or deferred arrangement.

      (d)   In addition to the limitations of the foregoing subsections of this
Section 4.7, Tax Deferred Contributions on behalf of a Puerto Rican Participant who is a "highly compensated employee" within the meaning of Section 1165(c) of the Puerto Rico Internal Revenue Code, as amended, and any successor provisions of Puerto Rico law, shall be subject to the limitations described therein.

      4.8. INCOME ATTRIBUTABLE TO EXCESS AMOUNTS. The Income attributable to a Participant's Excess Deferrals, Excess Contributions or Excess Aggregate Contributions pursuant to Section 4.1(a)(2), 4.6 or 4.7 shall be determined by any reasonable method consistent with regulations pursuant to subsections (k) and (m) of section 401 of the Code or subsection (g) of section 402 of the Code, whichever is applicable.

      4.9. ROLLOVERS. Without regard to any limitations on contribution percentages in Sections 4.6 and 4.7, limits on Annual Additions in Section 5.3 or limitations on Employee Contributions in Section 4.4, the Plan may receive from a Participant or from another plan which is qualified under section 401(a) of the Code, in cash, any amount which qualifies as an Eligible Rollover Distribution or otherwise qualifies for rollover treatment under Code section 408(d)(3)(A)(ii), provided the Participant submits evidence satisfactory to EBAB that such amount so qualifies. Rollover contributions which are not directly transferred from another qualified plan must be paid to the Trustee on or before the 60th day after having been received by the

Participant, unless a later date is permitted under a waiver pursuant to section 402(c)(3)(B) of the Code. Direct transfers may be accomplished by wire transfer to the Trustee or by delivery to the Trustee of a check made out to the Plan or to the Trustee as prescribed by EBAB.

      4.10. INVESTMENT OF CONTRIBUTIONS. The Employer shall remit contributions made by the Employer on behalf of a Participant pursuant to Section 4.1 and by the Participant pursuant to Section 4.4 to the Trustee. The Trustee shall invest such contributions as provided in Article VII.

      4.11. MULTIPLE EMPLOYER PLAN STATUS. During any period in which one or more Employers is not an Affiliate of all other Employers, this Plan shall be a multiple employer plan within the meaning of section 413(c) of the Code.

      (a) While multiple employer plan status continues, the provisions of Sections 4.6, 4.7, and 4.11, including the definition of Highly Compensated Eligible Employee, shall be applied separately to each separate affiliated group of Employers, subject to application of the transition rule in (b) below.

      (b) In the case of an asset or stock acquisition or disposition, merger, spin-off or other similar transaction involving a change in ownership of any business unit which is (or becomes or ceases to be) an Employer, the provisions cited in (a) above may be applied without regard to such change for the Plan Year of such change and the following Plan Year to the extent permitted under the rules of section 410(b)(6)(C) of the Code and related regulations.

                                   ARTICLE V
                     ALLOCATIONS TO PARTICIPANTS' ACCOUNTS

      5.1. INDIVIDUAL ACCOUNTS. EBAB shall create and maintain adequate records to disclose the interest in the Trust of each Participant and Beneficiary. Such records shall be in the form of individual Accounts and credits and charges shall be made to such Accounts in the manner herein described. Such Accounts shall distinguish between Matching Contributions and adjustments thereto, Tax Deferred Contributions and adjustments thereto, Nonelective Employer Contributions and adjustments thereto, Employee Contributions and adjustments thereto, and rollover contributions and adjustments thereto. However, there shall be one Account maintained for each Participant that reflects Matching Contributions, Tax Deferred Contributions, Nonelective Employer Contributions, and Employee Contributions made to the Plan by or on behalf of each Participant, and that reflects a Participant's Rollover Account, if any. The maintenance of individual Accounts is for accounting purposes only, and a segregation of the assets of the Trust Fund with respect to each Account shall not be required. Distributions and withdrawals made from an Account shall be charged to the Account.

      5.2. ACCOUNT ADJUSTMENTS. The Trustee shall value the assets of the Plan annually or more frequently. Each Participant's proportionate share of each of the Investment Funds shall be determined as of each Valuation Date. Whenever an event requires a determination of the value of a Participant's Account, the value shall be computed as of the Valuation Date coincident with or immediately following the date of determination. However, EBAB reserves the right to change from time to time the procedures used in valuing the Accounts or crediting (or debiting) the Accounts if it concludes that such action is justified as resulting in a more accurate reflection of the market value of assets. In the event of a conflict between such new administrative procedures and any other provisions of this Plan, the new administrative procedures shall prevail.

      5.3. MAXIMUM ANNUAL ADDITIONS. Notwithstanding any provision of the Plan to the contrary:

      (a) the total Annual Additions made to the Account of a Participant for any Limitation Year shall not exceed the lesser of (1) or (2):

            (1)   100% of the Participant's Compensation for such Plan Year;

            (2) $40,000, as adjusted to for cost of living increases pursuant to section 415(d) of the Code.

      (b) If, as a result of a reasonable error in estimating a Participant's Compensation or in determining the amount of Tax Deferred Contributions that may be made with respect to a Participant, or other circumstances permitted pursuant to regulations under the Code, amounts are contributed with respect to a calendar year by or on behalf of a Participant in excess of the amount that can be allocated under subsection (a), such excess shall be subject to the following rules:

            (1) Contributions in excess of the limitations shall be distributed to the Participant to the extent consisting of Tax Deferred Contributions or Employee Contributions;

            (2) Any remaining excess amounts, which shall be chargeable first against Nonelective Employer Contributions on behalf of a Participant and thereafter against Matching Contributions, may be allocated to a suspense account and used to reduce contributions on behalf of the Participant in the next calendar year (and treated as Annual Additions in such next year) if the Participant is entitled to an allocation of contributions in such next year or, in the discretion of EBAB, may be applied to reduce subsequent contributions by the Employer for the current calendar year and allocated and reallocated to the Accounts of other Participants for the current calendar year, provided that if such allocation and reallocation should cause the Accounts of all Participants to exceed the limitations of this Section 5.3 the excess shall be credited to a suspense account and allocated to Participant Accounts for succeeding calendar years before any further contributions are made under the Plan.

      5.4. NO RIGHTS CREATED BY ALLOCATION. An allocation made and credited to the Account of a Participant or Beneficiary under this Article shall not cause such Participant or Beneficiary to have any right, title, or interest in or to any assets of the Trust Fund except at the time or times, and under the terms and conditions, expressly provided in this Plan.

                                   ARTICLE VI
                              PAYMENT OF BENEFITS

      6.1. RETIREMENT, DISABILITY OR DISCHARGE WITHOUT CAUSE. If a Participant's employment is Terminated by reason of his Retirement, Disability or Discharge without Cause, then such Participant shall be entitled to receive the entire amount credited to his Employer Contribution Account, his Employee Contribution Account and his Rollover Account, if any, at the time and in the manner provided in Sections 6.5 and 6.6 respectively.

      6.2. DEATH. Upon the death of a Participant, the entire amount credited to his Employer Contribution Account, his Employee Contribution Account and his Rollover Account, if any, shall be paid to his Beneficiary at the time and in the manner provided in Sections 6.5 and 6.6 respectively, but only after application in accordance with procedures prescribed by EBAB, which may require submission of acceptable proof of death.

      6.3. OTHER TERMINATION OF EMPLOYMENT. If a Participant's employment is Terminated before Retirement for any reason other than Disability, death or Discharge without Cause, then such Participant shall be entitled to receive the entire amount credited to his Employee Contribution Account, his Tax Deferred Contribution Account and Rollover Account, if any, and the vested percentage of his Matching Contribution Account, his Age-Related Contribution Account and his Supplemental Contribution Account. A Participant's vested interest in his Matching Contribution Account, his Age-Related Contribution Account and his Supplemental Contribution Account shall be determined as follows:

      Contribution Account       Service                       Vested Percentage
      --------------------       -------                       -----------------
      Matching                   less than 3 years                      0%
                                 3 or more years                      100%

      Age-Related                less than 5 years                      0%
                                 5 or more years                      100%

      Supplemental               less than 5 years                      0%
                                 5 or more years                      100%

In any event, a Participant's Matching Contribution Account, Age-Related Contribution Account and Supplemental Contribution Account shall be fully vested upon his attainment of Normal Retirement Date. The Account of any Participant who ceased to be an Employee as of June 30, 1997 because of acceptance of employment with the successor to the Ore-Ida, Inc. foodservice business will be fully vested on and after June 30, 1997. The Account of any Participant who ceased to be an Employee as of September 29, 1999, because of acceptance of employment with Weight Watchers International, Inc. as of such date will be fully vested on and after September 29, 1999. Amounts payable under this Section
6.3 shall be paid at the time and in the manner provided in Sections 6.5 and 6.6 respectively.

      6.4.  DISPOSITIONS OF FORFEITURES.

      (a) Upon Termination of employment and distribution of the vested portion of the terminated Participant's Account, the non-vested portion, if any, of a Participant's Matching Contribution Account, Age-Related Contribution Account and Supplemental Contribution Account shall become a Forfeiture and be used first for any restorations required as stipulated in subsection (c) below and to the extent not so used shall reduce subsequent Employer contributions to the Plan. For purposes of this subsection, a Participant who has no vested interest in his Account shall be deemed to have received a distribution of zero amount.

      (b) If a former Employee resumes employment covered under the Plan prior to incurring a five year Break in Service and repays, before the earlier of the date the Participant incurs a five year Break in Service or five years after the date he is reemployed by the Employer, the amount of the distribution, if any, he received when he last Terminated employment, the repaid amount plus the amount of the Forfeiture from his previous Matching Contribution Account, Age-Related Contribution Account and Supplemental Contribution Account shall be restored to his Account. If a former Employee who is reemployed before incurring a five year Break in Service does not, prior to the earlier of the date he incurs a five year Break in Service or five years after the date he is reemployed by the Employer, repay to the Plan the amount of distribution he received when he last Terminated employment, or if a former Employee is reemployed after incurring a five year Break in Service, then a restoration allocation pursuant to this Section 6.4 shall not be made.

      (c) Any restoration allocation shall first be made from Forfeitures otherwise available to reduce Employer contributions to the Plan. If Forfeitures are insufficient to allow for complete restoration, then the restoration allocation shall be made by additional Employer contributions.

      6.5.  TIME OF PAYMENT OF BENEFITS.

      (a) Subject to subsection (b) of this Section 6.5, distribution of the vested portion of a Participant's Accounts shall be made or commence as soon as practicable after Retirement, Disability, death, Discharge without Cause or other Termination of employment pursuant to Section 6.3.

      (b) If the value of the vested portion of a Participant's Account exceeds $5,000, at the time of any distribution, then no distribution may be made prior to the Participant's Normal Retirement Date without written of the Participant (or the Beneficiary of a deceased Participant) given in accordance with procedures prescribed by EBAB. An election to receive earlier distribution shall not be valid unless the election is made after the Participant (or Beneficiary) has received (not more than 90 days nor less than 30 days before the effective date of commencement of distribution) an explanation of the right to defer distribution and the information described in Section 6.14(c). The 30 day period prescribed in the preceding sentence may be reduced if the Participant (or Beneficiary) so elects in accordance with procedures prescribed by EBAB consistent with regulations under the Code, provided that the explanation must be given more than seven days before the distribution commences. If the Participant (or Beneficiary) does not consent to such distribution, the Accounts shall remain in the Trust Fund and shall continue to receive Income allocations and shall not be distributed to the Participant (or Beneficiary) until the Valuation Date coincident with or next following the Participant's Normal Retirement Date or death of the Participant (or Beneficiary). Notwithstanding the foregoing:

            (1) Unless a Participant elects otherwise, benefits under this Plan shall be paid not later than 60 days after the later of:

                  (A) the end of the Plan year in which the Participant's Normal Retirement Date occurs;

                  (B) the end of the Plan year in which the Participant's Retirement occurs.

            (2) No distribution shall be made with respect to the Tax Deferred Account of any Participant unless the applicable requirements of section 401(k)(2)(B)(i) of the Code are satisfied.

            (3) All distributions must be made or must commence not later than April 1 of the calendar year following the calendar year in which the Participant attains age 70-1/2, except that a Participant (other than a Participant who owns more than five percent of the outstanding stock of the Employer or stock possessing more than five percent of the total combined voting power of all stock of the Employer) who attained age 70-1/2 on or after January 1, 1998 and continues in the employ of the Employers or any of their Affiliates may elect, in accordance with procedures established by EBAB, to postpone distribution until termination of employment. All distributions must be paid in a manner which complies with the requirements of section 401(a)(9) of the Code (including the incidental benefit requirements of Code section 401(a)(9)(G)), and regulations thereunder, which shall override any provision of this Plan inconsistent therewith.

            (4) A distribution by reason of the death of a Participant shall be completed not later than five years after such death; provided, however, that if the Participant's designated Beneficiary is the Surviving Spouse of such Participant, such distribution shall not be required to commence prior to the April 1 following the date on which the Participant would have attained age 70-1/2, and may be payable over a period not exceeding the Spouse's life expectancy. If the Surviving Spouse dies prior to distribution to such Spouse, then this Section 6.5(b)(4) shall be applied as if the Surviving Spouse were the Participant.

      (c) Valuation of Accounts for purposes of distribution to or on behalf of a Participant or Beneficiary shall be made as of the effective date of payment. For purposes of the preceding sentence:

            (1) the effective date of an immediate distribution of an Account of $5,000 or less shall be the first Valuation Date occurring after notice of Termination has been given in accordance with procedures prescribed by EBAB; and

            (2) the effective date of any distribution with respect to which the consent of a Participant or Beneficiary is required shall be the first Valuation Date occurring after a distribution election has been made in accordance with procedures prescribed by EBAB.

      6.6. MODE OF PAYMENT OF BENEFITS. Any amount to which a Participant shall become entitled hereunder shall be distributed as provided below:

      (a) Except as provided in subsection (b), a Participant's Account (or, if less than the entire amount of the Account is currently distributable, the distributable portion thereof) shall be distributed to a Participant or Beneficiary only in the form of a lump sum.

      (b) If another form of distribution is permitted pursuant to the Appendix applicable to a Participant whose Accounts are attributable in whole or in part to amounts transferred to this Plan from a Predecessor Plan, such Participant may elect, subject to Section 6.5, that such other form of distribution apply to such Accounts (or the applicable portion thereof), to the extent required by section 411(d)(6) of the Code.

      (c) Distributions pursuant to this Section shall be made in cash directly to the Participant or Beneficiary; provided, however:

            (1) Distribution of the portion of any Account invested in a Stock Fund may be made in full shares of Common Stock and cash in lieu of fractional shares, at the election of the Participant or Beneficiary;

            (2) The portion of any distribution which is an Eligible Rollover Distribution shall be subject to the direct transfer rules of Section 6.14.

      6.7. DESIGNATION OF BENEFICIARY. Each Participant from time to time may designate any person or persons (natural or otherwise) as the Beneficiary to whom the Participant's Accounts are to he paid if he dies before receipt of all such benefits.

      (a) Each Beneficiary designation shall be made during the Participant's lifetime in accordance with procedures prescribed by EBAB and shall become effective as prescribed in such procedures. Each Beneficiary designation upon becoming effective will cancel all Beneficiary designations previously made by that Participant. The revocation of a Beneficiary designation, no matter how effected, shall not require the consent of any designated Beneficiary.

      (b) Notwithstanding the foregoing, the Surviving Spouse of a Participant shall be deemed to be the Participant's designated Beneficiary, and shall be entitled to receive any distribution on account of the Participant's death in a lump sum, unless the Participant designates a Beneficiary other than the Surviving Spouse and such Surviving Spouse consents irrevocably in writing to the designation of such alternate Beneficiary and the Spouse's consent acknowledges the effect of such designation and is witnessed by a notary public. The requirements of this paragraph may be waived if it is established in accordance with procedures prescribed by EBAB that the consent may not be obtained because there is no Spouse or because the Spouse cannot be located or because of such other circumstances as may be prescribed by regulations under ERISA and the Code.

      (c) If no Beneficiary is designated in the manner provided above, or if the designated Beneficiary dies before the Participant's death or before complete distribution of the Participant's benefits, such Participant's benefits shall be paid in the following order of priority: first, to the Participant's Surviving Spouse, if any;

second, to the Participant's surviving children, if any, in equal shares; third, to the estate of the last to die of such Participant and his Beneficiary or Beneficiaries.

      (d) If, during or after the time a benefit is payable to any Beneficiary, there is delivered by registered or certified mail to the Beneficiary at the Beneficiary's last known address a written demand for his current address, or satisfactory evidence of his continued life, or both, and, if the Beneficiary fails to furnish the information within three years from the mailing of the demand, then distribution shall be made to the party next entitled thereto under subsection (c) above as if the Beneficiary were then deceased.

      6.8. WITHDRAWALS FROM EMPLOYEE CONTRIBUTION ACCOUNT AND ROLLOVER ACCOUNT. A Participant may elect to withdraw from his Employee Contribution Account and his Rollover Account up to 100% of the balance then standing in those Accounts, in accordance with procedures established by EBAB.

      6.9. WITHDRAWALS FROM TAX DEFERRED CONTRIBUTION ACCOUNT. After attainment of age 59-1/2, a Participant may elect to withdraw from his Tax Deferred Contribution Account up to 100% of the balance then standing in that Account, in accordance with procedures established by EBAB. A Participant who has not attained age 59-1/2 may elect to withdraw from his Tax Deferred Contribution Account up to 100% of the Tax Deferred Contributions he has authorized the Employer to contribute to the Plan on his behalf (but not more than the balance then standing in that Account) to the extent permitted for hardship withdrawals pursuant to Section 6.10. In no event shall a Participant withdraw prior to his attainment of age 59-1/2 any portion of his Tax Deferred Contribution Account attributable to Income credited to such Account.

      6.10. HARDSHIP. EBAB shall approve an application for a hardship withdrawal by a Participant if the application, made in accordance with procedures prescribed by EBAB, satisfies subsections (a) and (b) below, and, in the case of a Puerto Rican Participant, subsection (c) below:

      (a) As a condition for a hardship withdrawal, the Participant must seek a withdrawal on account of any one or more of the following financial needs:

            (1) medical expenses described in section 213(d) of the Code previously incurred by the Participant, his Spouse or any of his dependents (as defined in section 152 of the Code) and amounts necessary for these persons to obtain medical care described in section 213(d) of the Code;

            (2) costs directly related to the purchase of a principal residence of the Participant (excluding mortgage payments);

            (3) payment of tuition and related educational fees for the next 12 months of post-secondary education of the Participant, his Spouse or dependents (as defined in section 152 of the Code);

            (4) payment of amounts necessary to prevent eviction of the Participant from his principal residence or to avoid foreclosure on the mortgage of his principal residence.

      (b) As a condition for a hardship withdrawal, the requested withdrawal must be necessary to satisfy the financial need described in subsection (a). EBAB will make its determination of the necessity for the withdrawal solely on the basis of the application provided all of the following requirements are met:

            (1) the distribution is not in excess of the amount of the immediate and heavy financial need specified according to subsection (a), plus any additional amount necessary to pay any federal, state or local income taxes or penalties reasonably anticipated to result from the distribution;

            (2) the Participant has withdrawn all other amounts available for withdrawal under this Article VI and obtained all other distributions and withdrawals, except those available only on account of hardship, and all nontaxable loans, currently available under all plans of the Employer and Affiliates;

            (3) withdrawal of Tax Deferred Contributions will result in suspension under this Plan and all other qualified and nonqualified plans of deferred compensation maintained by the Employer and Affiliates of the Participant's elective deferrals and employee contributions (other than mandatory contributions to a defined benefit plan) for at least six months after receipt of the distribution.

      (c) In the case of a Puerto Rican Participant, withdrawal pursuant to this
Section 6.10 of Tax Deferred Contributions made pursuant to Section 1165(c) of the Puerto Rico Internal Revenue Code, as amended, and any successor provisions of Puerto Rico law, shall be permitted only upon a showing of hardship within the meaning of such Section.

      6.11. WITHDRAWAL FROM MATCHING CONTRIBUTION ACCOUNT, AGE-RELATED CONTRIBUTION ACCOUNT AND SUPPLEMENTAL CONTRIBUTION ACCOUNT. No withdrawals shall be permitted from a Participant's Matching Contribution Account, Age-Related

Contribution Account or Supplemental Contribution Account before Retirement or other Termination of employment.

      6.12. WITHDRAWAL AFTER OCCURRENCE OF A DISTRIBUTION EVENT. Effective for periods after December 31, 2001, after the occurrence of a distribution event described in Section 6.5(a) but before distribution has been made or commenced under a method described in Section 6.6, a Participant or the Beneficiary of a deceased Participant may from time to time withdraw a specific dollar amount or the entire amount credited to the Participant's Account, in accordance with rules and procedures prescribed by EBAB.

      6.13. WITHDRAWAL PROCEDURES AND RESTRICTIONS. All withdrawals under Sections 6.8, 6.9 or 6.10 shall be subject to the following procedures and restrictions:

      (a) Once a Participant has made one withdrawal during any Plan Year, any additional withdrawals during such Plan Year will be permitted only if each such additional withdrawal qualifies as a hardship withdrawal under Section 6.10.

      (b) Any withdrawal must be in an amount which is a multiple of $100 (not less than $200) unless such withdrawal consists of the entire balance in the Account from which the withdrawal is being made.

      (c) Once a Participant makes a withdrawal, the funds withdrawn may not be replaced.

      (d) Any amounts withdrawn shall be charged against the Investment Funds in proportion to the Participant's current balances in such Investment Funds.

      (e) Any portion of a withdrawal which is an Eligible Rollover Distribution shall be subject to the direct transfer rules of Section 6.14.

      (f) The effective date of a withdrawal shall be the first Valuation Date occurring after the withdrawal request is completed. The amount of the withdrawal shall be paid to the Participant as soon as practicable after the effective date.

      (g) The portion of any withdrawal actually paid to a Participant shall be the net amount after reduction for applicable tax withholding.

      6.14. DIRECT TRANSFERS. At the election of the Participant or Beneficiary, payment of all or a specified amount of that part of any withdrawal or distribution which is an Eligible Rollover Distribution shall be made by direct transfer to the trustee or other custodian of an Eligible Retirement Plan, subject to the following rules:

      (a) This Section shall not apply to an Eligible Rollover Distribution which is determined in accordance with procedures prescribed by EBAB to come within any de minimus exception for direct transfers allowed under Code section 401(a)(31).

      (b)   To invoke the direct transfer option:

            (1) the Participant or Beneficiary must specify, in accordance with procedures prescribed by EBAB, the Eligible Retirement Plan to which the distribution is to be paid;

            (2) the Participant or Beneficiary must provide, in accordance with procedures prescribed by EBAB, adequate information regarding the designated Eligible Retirement Plan.

Reasonable reliance may be placed on such information concerning a designated Eligible Retirement Plan as is provided by the Participant or Beneficiary and independent verification of such information is not required. Notwithstanding the foregoing, an Alternate Payee who is not the Participant's Spouse or former Spouse or a Beneficiary who is not the Participant's Spouse or a former Spouse who is an Alternate Payee may not elect a direct transfer.

      (c) Within a reasonable time before a distribution or withdrawal from the Plan, the recipient shall, in accordance with procedures prescribed by EBAB, be provided with a written explanation of:

            (1) the provisions under which the recipient may have the distribution directly transferred to another Eligible Retirement Plan;

            (2) the provision which requires the withholding of tax on Eligible Rollover Distributions which are not directly transferred to another Eligible Retirement Plan;

            (3) the provisions under which an Eligible Rollover Distribution will not be subject to tax if transferred to an Eligible Retirement Plan within the required time after receipt; and

            (4) the provisions concerning taxation of lump sum distributions and distributions of employer securities.

      6.15. MINIMUM REQUIRED DISTRIBUTIONS. The provisions of this Section 6.15 will apply for purposes of determining required minimum distributions for calendar years beginning with the 2003 calendar year. Commencing January 1, 2003, the requirements of this Section will take precedence over any inconsistent provisions of the plan, including Section 6.5(b)(4) and the last sentence of Section 6.5(b)(3). All distributions required under this Section will be determined and made in accordance with regulations under section 401(a)(9) of the Code.

      (a) The Participant's entire interest will be distributed, or begin to be distributed, to the Participant no later than the Participant's required beginning date. Unless the Participant's interest is distributed in the form of an annuity purchased from an insurance company or in a single sum on or before the required beginning date, as of the first distribution calendar year distributions will be made in accordance with subsections (c) and (d) below. If the Participant's interest is distributed in the form of an annuity purchased from an insurance company, distributions under the annuity will be made in accordance with the requirements of section 401(a)(9) of the Code and the regulations thereunder.

      (b) If the Participant dies before distributions begin, the Participant's entire interest will be distributed, or begin to be distributed, no later than as follows:

            (1) If the Participant's Surviving Spouse is the Participant's sole designated Beneficiary, distributions to the Surviving Spouse will begin by December 31 of the calendar year immediately following the calendar year in which the Participant died, or by December 31 of the calendar year in which the Participant would have attained age 70-1/2, if later.

            (2) If the Participant's Surviving Spouse is not the Participant's sole designated Beneficiary, distributions to the designated Beneficiary will begin by December 31 of the calendar year immediately following the calendar year in which the Participant died.

            (3) If there is no designated Beneficiary as of September 30 of the year following the year of the Participant's death, the Participant's entire interest will be distributed by December 31 of the calendar year containing the fifth anniversary of the Participant's death.

            (4) If the Participant's Surviving Spouse is the Participant's sole designated Beneficiary and the Surviving Spouse dies after the Participant but before distributions to the Surviving Spouse begin, this subsection (b), other than paragraph (1) thereof, will apply as if the Surviving Spouse were the Participant.

      For purposes of this subsection (b) and subsection (d), unless subsection
(b)(4) applies, distributions are considered to begin on the Participant's required beginning date. If subsection (b)(4) applies, distributions are considered to begin on the date distributions are required to begin to the Surviving Spouse under subsection (d)(ii)(A). If distributions under an annuity purchased from an insurance company irrevocably commence to the Participant before the Participant's required beginning date (or to the Participant's Surviving Spouse before the date distributions are required to begin to the Surviving Spouse under subsection (b)(1), the date distributions are considered to begin is the date distributions actually commence.

      (c) During the Participant's lifetime, the minimum amount that will be distributed for each distribution calendar year is the lesser of:

            (1) the quotient obtained by dividing the Participant's account balance by the distribution period in the Uniform Lifetime Table set forth in section 1.401(a)(9) - 9 of the Treasury regulations, using the Participant's age as of the Participant's birthday in the distribution calendar year; or

            (2) if the Participant's sole designated Beneficiary for the distribution calendar year is the Participant's Spouse, the quotient obtained by dividing the Participant's account balance by the number in the Joint and Last Survivor Table set forth in section 1.401(a)(9) - 9 of the regulations under the Code, using the Participant's and Spouse's attained ages as of the Participant's and Spouse's birthdays in the distribution calendar year.

Required minimum distributions will be determined under this subsection (d)(iii) beginning with the first distribution calendar year and up to and including the distribution calendar year that includes the Participant's date of death.

      (d) If the Participant dies on or after the date distributions begin and there is a designated Beneficiary, the minimum amount that will be distributed for each distribution calendar year after the year of the Participant's death is the quotient obtained by dividing the Participant's account balance by the longer of the remaining life expectancy of the Participant or the remaining life expectancy of the Participant's designated Beneficiary, determined as follows:

            (1) The Participant's remaining life expectancy is calculated using the age of the Participant in the year of death, reduced by one for each subsequent year.

            (2) If the Participant's Surviving Spouse is the Participant's sole designated Beneficiary, the remaining life expectancy of the Surviving Spouse is calculated for each distribution calendar year after the year of the Participant's death using the Surviving Spouse's age as of the Spouse's birthday in that year. For distribution calendar years after the year of the Surviving Spouse's death, the remaining life expectancy of the Surviving Spouse is calculated using the age of the Surviving Spouse as of the Spouse's birthday in the calendar year of the Spouse's death, reduced by one for each subsequent calendar year.

            (3) If the Participant's Surviving Spouse is not the Participant's sole designated Beneficiary, the designated Beneficiary's remaining life expectancy is calculated using the age of the Beneficiary in the year following the year of the Participant's death, reduced by one for each subsequent year.

If the Participant dies on or after the date distributions begin and there is no designated Beneficiary as of September 30 of the year after the year of the Participant's death, the minimum amount that will be distributed for each distribution calendar year after the year of the Participant's death is the quotient obtained by dividing the Participant's account balance by the Participant's remaining life expectancy calculated using the age of the Participant in the year of death, reduced by one for each subsequent year. If the Participant dies before the date distributions begin and there is a designated Beneficiary, the minimum amount that will be distributed for each distribution calendar year after the year of the Participant's death is the quotient obtained by dividing the Participant's account balance by the remaining life expectancy of the Participant's designated Beneficiary, determined as provided in the first sentence of this subsection (c), provided that if the Participant's sole designated Beneficiary is the Participant's Surviving Spouse and the Surviving Spouse dies before distributions are required to begin to the Surviving Spouse under subsection (b)(1), this sentence will apply as if the Surviving Spouse were the Participant. If the Participant dies before the date distributions begin and there is no designated Beneficiary as of September 30 of the year following the year of the Participant's death, distribution of the Participant's entire interest will be completed by December 31 of the calendar year containing the fifth anniversary of the Participant's death. If the Participant dies before the date distributions begin.

      (e)   The following terminology applies for purposes of this Section 6.15:

            (1) The designated Beneficiary is the individual who is designated as the Beneficiary under Section 6.7 and is the designated Beneficiary under section 401(a)(9) of the Code and section 1.401(a)(9) - 1, Q&A-4, of the regulations.

            (2) For distributions beginning before the Participant's death, the first distribution calendar year is the calendar year immediately preceding the calendar year which contains the Participant's required beginning date. For distributions beginning after the Participant's death, the first distribution calendar year is the calendar year in which distributions are required to begin under subsection (d)(ii) above. The required minimum distribution for the Participant's first distribution calendar year will be made on or before the Participant's required beginning date. The required minimum distribution for other distribution calendar years, including the required minimum distribution for the distribution calendar year in which the Participant's required beginning date occurs, will be made on or before December 31 of that distribution calendar year.

            (3)   Life expectancy is computed by use of the Single Life Table in section 1.401(a)(9) - 9 of the regulations under section 401(a)(9) of the Code.

            (4) The account balance as of the last valuation date in the calendar year immediately preceding the distribution calendar year (valuation calendar year) increased by the amount of any contributions made and allocated or forfeitures allocated to the account balance as of dates in the valuation calendar year after the valuation date and decreased by distributions made in the valuation calendar year after the valuation date. The account balance for the valuation calendar year includes any amounts rolled over or transferred to the plan either in the valuation calendar year or in the distribution calendar year if distributed or transferred in the valuation calendar year.

            (5) The "required beginning date" is the date specified in the first sentence of Section 6.5(b)(3) of the Plan.

      (f) Anything in this Section 6.15 to the contrary notwithstanding, all Accounts shall be distributed to the extent practicable in a single lump sum as of the Participant's required beginning date or in the case of a Participant whose required beginning date was on or before April 1, 2002, the later of such date or the date 90 days after such Participant was furnished a summary of this provision.

                                  ARTICLE VII
                                   TRUST FUND

      7.1. EXCLUSIVE BENEFIT RULE. All contributions under this Plan shall be paid to the Trustee and deposited in the Trust Fund. All assets of the Trust Fund, including investment Income, shall be retained for the exclusive benefit of Participants and Beneficiaries, and shall be used to pay benefits to such persons or to pay administrative expenses of the Plan and Trust Fund to the extent not paid by the Employer. Except as provided in Section 4.3 and Section 10.6, the assets of the Trust Fund shall not revert to or inure to the benefit of the Employer.

      7.2. INVESTMENT FUNDS. One or more Investment Funds, as selected by the Investment Committee, shall be established for the investment and reinvestment of all contributions made on behalf of or by Participants. Any Investment Fund selected by the Investment Committee shall be communicated to Participants and Beneficiaries in a timely fashion.

      (a) The Investment Funds may include, but shall not be limited to, accounts or contracts with insurance companies and accounts with banks, trust companies, mutual funds, investment companies, other equity funds managed by investment managers as defined under section 3(38) of ERISA or by the Investment Committee or a common trust fund operated by the Trustee.

      (b)   The Investment Funds shall include a Money Market Fund.

      (c) The Investment Funds shall include a Company Stock Fund and, effective on the date of the merger in which SKF Foods Inc. becomes a subsidiary of Del Monte Foods Company, a Del Monte Stock Fund (consisting initially of Del Monte Stock received by the Trustee under the terms of the merger in exchange for Company Stock).

      (d) The Plan adopts and includes the provisions of any group or common trust fund in which the Trust participates, but only as long as such group or common trust fund remains exempt from taxation under section 501(a) of the Code.

      (e) Except as provided in Section 7.7, assets allocated to Matching Contribution Accounts of Participants who are Heinz Employees shall be invested primarily in the Company Stock Fund.

      (f) Shares of Common Stock may be acquired by a Stock Fund through contributions by the Employer or by purchases in the open market or from the issuer.

Purchases from the issuer may be of authorized and unissued shares or shares of Stock held as treasury stock. All purchases from the issuer shall be at Fair Market Value and no commissions shall be charged.

      (g) The Trustee may keep such amounts of cash and short-term investments as it shall deem necessary or advisable to maintain as part of such Funds.

      (h) The Trustee shall reinvest in each of the above Funds the dividends, interest and other distributions received on the assets held by the Trustee in the respective Funds.

      7.3. INVESTMENT DIRECTIONS BY PARTICIPANTS. Upon enrollment (or as soon as practical thereafter) a Participant shall make the investment elections described below, provided that the Del Monte Stock Fund is not available for additions on behalf of a Participant who is a Heinz Employee and the Company Stock Fund is not available for additions on behalf of a Participant who is a Del Monte Employee. In the case of Participant who ceases to be a Heinz Employee and becomes a Del Monte Employee by reason of the transactions described in
Section 1.2, all investment elections shall remain in effect unless specifically changed in accordance with this Section, except that, if any such Participant who has in effect an election to invest any portion of additions to his Accounts in the Company Stock Fund does not specifically designate one of more alternative Funds for such portion, such portion shall be invested in the Money Market Fund, subject to reallocation by the Participant pursuant to Section 7.5.

      (a) Each Participant shall elect to invest his Age-Related Contribution Account and his Supplemental Contribution Account entirely in one of the available Funds established pursuant to Section 7.2 or in any or all of such Funds in multiples of 1%; provided that on and after March 1, 2002 the available Funds for Participant investment elections under this subsection shall not include the Company Stock Fund;

      (b) Each Participant shall elect that all other amounts allocated to his Accounts (other than amounts allocated to the Matching Contribution Account) be invested entirely in one of the available Funds established pursuant to Section
7.2 or in any or all of such Funds in multiples of 1%.

      (c) Each Participant shall elect that additions to his Matching Contribution Account (other than amounts allocated to the Matching Contribution Account of a Heinz Employee to the extent that Section 7.7 does not apply) be invested in accordance with either (a) or (b) above.

      Each Participant shall assume all investment risks connected with the assets held for his Account by the Trustee and is solely responsible for selection among the available investment options. The Trustee, the Investment Committee, EBAB, the Employer, and the officers, supervisors and other employees of the Employer are not empowered to advise a Participant as to the manner in which his Account shall be invested. The fact that an Investment Fund is available to Participants for investment under the Plan shall not be construed as a recommendation for investment in that Investment Fund. In default of any election by a Participant, his undirected Accounts shall be invested in such Fund or Funds as the Investment Committee has specified from time to time for this purpose.

      7.4. CHANGES IN INVESTMENT DIRECTIONS. EBAB shall establish procedures whereby a Participant may elect to change the investment of future additions to his Account to any combination of selections permitted under paragraph 9.04. Such procedures may provide that an election in effect at the end of any calendar month shall apply to all additions for such month, whether received by the Trustee before or after the end of such month.

      7.5. REALLOCATION AMONG INVESTMENT FUNDS. Subject to Section 7.6 and to such other limitations as may be imposed and communicated to Participants and Beneficiaries in accordance with procedures prescribed by EBAB, a Participant or a Beneficiary may elect, in accordance with procedures prescribed by EBAB, to reallocate among the Investment Funds available under Section 7.2 for each respective portion of his Account, in multiples of 1% the investment of (i) his existing Tax Deferred Account, Employee Contribution Account and Rollover Account, (ii) his existing Age-Related Contribution Account and/or (iii) except in the case of a Heinz Employee to the extent that Section 7.7 does not apply, his Matching Contribution Account. Such procedures shall allow such reallocations not more frequently than four times in each calendar quarter. Notwithstanding the foregoing provisions of this Section 7.5:

      (a) Effective March 1, 2002, the percentage of a Participant's Age-Related Contribution allocated to the Company Stock Fund may not be increased;

      (b) Investment in the Del Monte Stock Fund may not be increased by reallocations on behalf of a Participant who is a Heinz Employee and investments in the Company Stock Fund may not be increased by reallocations on behalf of a Participant who is a Del Monte Employee.

      7.6. RESTRICTION RELATING TO STOCK FUNDS. Anything in this Article VII to the contrary notwithstanding, in the case of any Participant who is or becomes an

Employee with respect to whom Common Stock held by a Stock Fund does not qualify as "employer securities" within the meaning of section 409(l) of the Code, investment directions and reallocation of investments pursuant to Sections 7.3 through Section 7.5 shall be restricted to the Investment Funds available under
Section 7.3 other than such Stock Fund.

      7.7. DIVERSIFICATION OF COMPANY STOCK FUND. Any of the following may elect, in accordance with procedures prescribed by EBAB, to reallocate all or a portion of the Participant's existing Matching Contribution Account to any other Investment Fund or Funds in multiples of 1% :

      (a)   an Inactive Participant;

      (b)   a Participant described in Section 7.6;

      (c)   a Beneficiary of a deceased Participant;

      (d) an active Participant who is eligible for Retirement or, effective March 1, 2002, has attained age 45.

      7.8. PARTICIPANT LOANS. No loans of plan assets shall be made to Participants. Notwithstanding the preceding sentence, in the case of a Participant whose Account includes a balance attributable to assets transferred to the Plan from a predecessor plan, the Plan may assume and administer a loan that was outstanding at the time the assets were transferred to the Plan. Any such assumed loans shall be administered in accordance with written loan procedures adopted by EBAB.

                                  ARTICLE VIII
                                 ADMINISTRATION

      8.1. EBAB. The general administration and responsibility for carrying out the provisions of the Plan shall be placed with the Employee Benefits Administration Board, which shall consist of three or more members appointed by the Board of Directors. The members of EBAB may be eligible to participate in the Plan. EBAB shall have complete control of the administration of the Plan with all powers to enable it to carry out its duties in that respect, subject at all times to the limitations and conditions specified in or imposed by the Plan.

      8.2. POWERS. In addition to any implied powers needed to carry out the provisions of the Plan, EBAB shall have the following specific powers:

      (a) To make and enforce such rules and regulations as it shall deem necessary or proper for the efficient administration of the Plan, including procedures for enrollment, investment elections, withdrawals and distributions, and to design written forms or other documents to implement such rules, regulations and procedures.

      (b) To interpret the Plan and to decide any and all matters arising hereunder, including the right to remedy possible ambiguities, inconsistencies or omissions.

      (c) To determine the amount of benefits that shall be payable to a Participant or Beneficiary in accordance with the provisions of the Plan.

      (d) To authorize disbursements from the Trust Fund and the payment of monies or property, or both, therefrom to a Participant or Beneficiary and others; and to arrange for withholding and remittance of such withholding taxes as are required under the Code.

      (e) To authorize one or more of its number or any agent to execute or deliver any instrument or make any payment on its behalf; to retain counsel, employ agents and provide for such clerical, accounting, actuarial and consulting services as it may require in carrying out the provisions of the Plan; and to allocate among or delegate to other persons all or such portion of its duties hereunder, other than those granted to the Trustee under the Trust Agreement adopted for use in implementing the Plan, as EBAB in its sole discretion shall decide.

      (f) To determine benefit eligibility under this Plan, to interpret Plan provisions and to take any action necessary to execute the provisions of the Plan, and all such authority shall be exercised in a manner consistent with the provisions of the Plan.

      All interpretations, determinations and decisions of EBAB in respect of any matter hereunder shall be final, conclusive and binding upon the Employees, Participants and Beneficiaries and all other persons claiming an interest under the Plan.

      8.3. QUORUM AND EBAB ACTIONS. A majority of the members of EBAB shall have the power to act with or without a meeting and the concurrence of any member may be by letter, wire, cablegram, fax or telephone.

      8.4. INSUFFICIENT INFORMATION. In the event any Employer does not provide sufficient information to EBAB concerning any aspect of the Plan's operation, including but not limited to the amount of a Participant's contributions, investment elections or other transactions involving a Participant's Account, to enable the Plan to accurately complete valuations or process transactions in the normal course of operations, EBAB may take such action as it deems necessary pursuant to this paragraph.

      (a) EBAB action may include, but shall not be limited to, temporarily suspending transactions by Participants employed by the Employer with respect to their Accounts under the Plan and treating the Plan contributions from the Employer as if such contributions were made by one person and allocating such contributions to the appropriate Funds under the Plan in accordance with the instructions of the Employer.

      (b) In the absence of such investment election information such contributions shall be invested in such Fund or Funds as the Investment Committee may direct.

      (c) In the event sufficient information is subsequently provided to enable the Plan to resolve the above described situation within a reasonable period of time, the amounts involved will be allocated properly to the Accounts of the affected Participants subject to the Plan provisions.

      (d) If sufficient information is not provided to enable the Plan to resolve the above described situation within a reasonable period of time, EBAB shall cause the Accounts of the Participants employed by such Employer to be spun off in accordance with Code section 414(1) into a separate plan for which the Employer will assume all responsibility.

      (e) Any additional administrative expenses incurred by the Plan due to the occurrence of the events described above shall be paid to the Plan by the responsible Employer. The payment of such expenses shall be due and payable upon receipt by such Employer of a written notice from EBAB of the amount of such additional administrative expenses. In addition, if an Employer fails to provide sufficient information to the Plan concerning any aspect of its operations and such failure causes an error in the Plan's operations, including, but not limited to, inaccuracies involving transactions, such Employer shall pay to the Plan, as an additional administrative expense, the amount necessary to rectify such error. The payment of such expense shall be due and payable upon receipt by the Employer of a written notice from EBAB of the amount of such expense.

      8.5. INVESTMENT COMMITTEE. The Board of Directors shall appoint an Investment Committee which shall consist of three or more members who shall serve at the pleasure of the Board. To the extent not otherwise limited by the provisions of the trust instrument or this Plan, for the purpose of carrying out its duties and responsibilities, the members of the Investment Committee may direct the Trustee in the management of the assets of the Plan; may appoint one or more investment managers to direct the Trustee in the management of the assets of the Plan; may establish procedures to evaluate the investment performance of the Plan's asset managers; and may allocate among themselves or delegate to other persons all or such portion of their duties hereunder as they, in their sole discretion, shall decide.

      8.6. LIABILITY INSURANCE AND INDEMNIFICATION. The Company shall obtain insurance or indemnify the members of EBAB and the Investment Committee for any and all liability, whether joint or several, for their acts and conduct, or the acts or conduct of their agents, in their official capacity, to the fullest extent permitted or authorized by current or future legislation or by current or future judicial or administrative decision.

      8.7. QUALIFIED DOMESTIC RELATIONS ORDERS. EBAB shall establish reasonable written procedures consistent with the requirements of section 206(d)(3) of ERISA for determining whether a domestic relations order is a Qualified Domestic Relations Order and to administer any Qualified Domestic Relations Order. Notwithstanding any other provision of the Plan, a Qualified Domestic Relations Order may provide that a lump sum payment (or, if otherwise permitted, a direct transfer of a lump sum amount) of the portion of a Participant's Accounts assigned to an Alternate Payee shall be made as soon as administratively feasible whether or not the Participant is entitled to a withdrawal or distribution at such time.

      8.8. FIDUCIARY STANDARD. The members of EBAB and the Investment Committee shall use that degree of care, skill, prudence and diligence that a prudent man acting in a like capacity and familiar with such matters would use in his conduct in a similar situation.

      8.9. FACILITY OF PAYMENT. Whenever, in EBAB's opinion, a person entitled to receive any payment of a benefit or installment thereof hereunder is under legal disability or is incapacitated in any way so as to be unable to manage his financial affairs, EBAB may direct the Trustee to make payments to such person or to his legal representative or to a relative or friend of such person for his benefit or to apply the payment for the benefit of such person in such manner as it considers advisable.

      8.10. VALUATION DATES. EBAB shall establish procedures for determining the Valuation Dates which shall apply for allocations, withdrawals, distributions or other relevant purposes. Valuation Dates need not be the same for all purposes.

                                   ARTICLE IX
                                  MISCELLANEOUS

      9.1. NONGUARANTEE OF EMPLOYMENT. Nothing contained in this Plan shall be construed as a contract of employment between the Employer and any Employee, or as a right of any Employee to be continued in the employment of the Employer, or as a limitation of the right of the Employer to discharge any of its Employees, with or without cause.

      9.2. RIGHTS TO TRUST ASSETS. No Employee, Participant or Beneficiary shall have any right to, or interest in, any assets of the Trust Fund upon Termination of his employment or otherwise, except as provided from time to time under this Plan, and then only to the extent of the benefits payable under the Plan to such Employee out of the assets of the Trust Fund. All payments of benefits as provided for in this Plan shall be made solely out of the assets of the Trust Fund. Neither the Company, the Board of Directors or any members thereof, any Employer, nor EBAB or any member thereof shall have any legal obligation, responsibility, or liability to make any direct payment of benefits accrued under the Plan. Neither the Company, the Trustee, the Board of Directors or any member thereof, any Employer, nor EBAB or any member thereof guarantees the Trust Fund against any loss or depreciation or guarantees the payment of any benefit hereunder.

      9.3. NONALIENATION OF BENEFITS. Except as may be permitted by law, and except as may be required or permitted by a qualified domestic relations order as defined in section 414(p) of the Code, benefits payable under this Plan shall not be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, charge, garnishment, execution, or levy of any kind, either voluntary or involuntary, including any such liability which is for alimony or other payments for the support of a Spouse or former Spouse, or for any other relative of the Employee, prior to actually being received by the person entitled to the benefit under the terms of the Plan. Any attempt to anticipate, alienate, sell, transfer, assign, pledge, encumber, charge or otherwise dispose of any right to benefits payable hereunder shall be void. The Trust Fund shall not in any manner be liable for, or subject to, the debts, contracts, liabilities, engagements or torts of any person entitled to benefits hereunder.

      9.4. VOTING OR TENDERING OF COMMON STOCK - The manner in which the Trustee shall vote shares of Common Stock held by the Trustee in connection with shareholders' meetings of the Company or Del Monte and the manner in which the Trustee shall respond to any tender or exchange offer involving such shares shall be determined in accordance with this Section 9.4.

      (a) Each Participant of the Plan (or in the event of his death, his Beneficiary) is a "named fiduciary" within the meaning of section 403(a)(l) of ERISA, for purposes of subparagraph (b) and (c) of this Section 9.4, with respect to his proportionate share of a Stock Fund. An individual's proportionate share of a Stock Fund as to which he holds fiduciary status for voting purposes under subparagraph (b) shall be determined at the time such voting rights are exercisable by multiplying the number of shares credited at that time to such portion by a fraction the numerator of which is the value (as of the Valuation Date designated by EBAB for this purpose) of that part of the Participant's Account invested in the Stock Fund with respect to which the Participant provides instructions to the Trustee and the denominator of which is the aggregate value of all amounts allocated to that part of all Participant Accounts which is invested in such Stock Fund for which instructions are provided to the Trustee. An individual's proportionate share of a Stock Fund as to which he holds fiduciary status for purposes of responding under subparagraph
(c) to a tender or exchange offer shall be determined at the time such fiduciary rights are exercisable by multiplying the number of shares credited at that time to such Stock Fund by a fraction the numerator of which is the value (as of the Valuation Date designated by EBAB for this purpose) of that part of the Participant's Account invested in such Stock Fund and the denominator of which is the aggregate value of all amounts allocated to such Stock Fund.

      (b)   (i)   Each Participant or Beneficiary shall have the right to
instruct the Trustee in writing as to the manner in which to vote at any shareholders meeting of the Company his proportionate share of the Common Stock credited to the Company Stock Fund. The Company shall use its best efforts to timely distribute or cause to be distributed to each Participant or Beneficiary the information distributed to shareholders of the Company in connection with the shareholders' meeting, together with a form whereby the Participant or Beneficiary will provide confidential instructions to the Trustee on how such shares shall be voted on each such matter. Upon timely receipt of such instructions, the Trustee shall, on each such matter, vote as directed the appropriate number of shares (including fractional shares) of Common Stock. If, or to the extent that, the Trustee with respect to any meeting of the shareholders has not received timely instructions from any individual given a right or authority to instruct the Trustee with respect to certain shares of Common Stock by the first sentence of this subparagraph, the Trustee shall vote such shares for which it has not timely received voting instructions in the same proportions as it votes the shares for which it does receive such instructions. The instructions received by the Trustee from a Participant or Beneficiary shall be held by the Trustee in strict confidence and shall not be divulged or released to any person, including directors, officers or employees of the Company or any of its Affiliates; provided, however, that, to the extent necessary for the operation of the Plan, such instructions may be relayed by the Trustee to a recordkeeper, auditor or other person providing services to the Plan if such person is not the Company any Affiliate of the Company or any director, officer or employee thereof and agrees not to divulge such instructions to any other person, including employees, officers and directors of the Company and any of its Affiliates.

            (ii) Each Participant or Beneficiary shall have the right to instruct the Trustee in writing as to the manner in which to vote at any shareholders meeting of Del Monte his proportionate share of the Common Stock credited to the Del Monte Stock Fund. Del Monte shall use its best efforts to timely distribute or cause to be distributed to each Participant or Beneficiary the information distributed to shareholders of Del Monte in connection with the shareholders' meeting, together with a form whereby the Participant or Beneficiary will provide confidential instructions to the Trustee on how such shares of Common Stock shall be voted on each such matter. Upon timely receipt of such instructions, the Trustee shall, on each such matter, vote as directed the appropriate number of shares (including fractional shares) of Common Stock. If, or to the extent that, the Trustee with respect to any meeting of the shareholders has not received timely instructions from any individual given a right or authority to instruct the Trustee with respect to certain shares of Common Stock by the first sentence of this subparagraph, the Trustee shall vote such shares for which it has not timely received voting instructions in the same proportions as it votes the shares for which it does receive such instructions. The instructions received by the Trustee from a Participant or Beneficiary shall be held by the Trustee in strict confidence and shall not be divulged or released to any person, including directors, officers or employees of Del Monte or any of its Affiliates; provided, however, that, to the extent necessary for the operation of the Plan, such instructions may be relayed by the Trustee to a recordkeeper, auditor or other person providing services to the Plan if such person is not Del Monte any Affiliate of Del Monte or any director, officer or employee thereof and agrees not to divulge such instructions to any other person, including employees, officers and directors of Del Monte and any of its Affiliates.

      (c)   (i)   Each Participant or Beneficiary shall have the right to
instruct the Trustee in writing as to the manner in which to respond to a tender or exchange offer with respect to his proportionate share of the Common Stock credited to the Company Stock Fund. The Company shall use its best efforts to timely distribute or cause to be distributed to each such Participant or Beneficiary the information distributed to shareholders of the Company in connection with any such tender or exchange offer, together with a form requesting confidential instructions to the Trustee on how to respond to the tender or exchange offer. Upon timely receipt of such instructions, the Trustee shall respond as instructed with respect to such shares of such Common Stock. If, or to the extent that, the Trustee has not received timely instructions from any individual given a right or authority to instruct the Trustee with respect to certain shares of Common Stock by the first sentence of this subparagraph, such individual shall be deemed to have timely instructed the Trustee not to tender or exchange such shares. The instructions received by the Trustee from a Participant or Beneficiary shall be held by the Trustee in strict confidence and shall not be divulged or released to any person, including directors, officers or employees of the Company or any of its Affiliates; provided, however, that, to the extent necessary for the operation of the Plan, such instructions may be relayed by the Trustee to a recordkeeper, auditor or other person providing services to the Plan if such person is not the Company or an Affiliate of the Company or any director, officer or employee thereof, and agrees not to divulge such instructions to any other person, including employees, officers and directors of the Company or any of its Affiliates.

            (ii) Each Participant or Beneficiary shall have the right to instruct the Trustee in writing as to the manner in which to respond to a tender or exchange offer with respect to his proportionate share of the Common Stock credited to the Del Monte Stock Fund. Del Monte shall use its best efforts to timely distribute or cause to be distributed to each such Participant or Beneficiary the information distributed to shareholders of Del Monte in connection with any such tender or exchange offer, together with a form requesting confidential instructions to the Trustee on how to respond to the tender or exchange offer. Upon timely receipt of such instructions, the Trustee shall respond as instructed with respect to such shares of such Common Stock. If, or to the extent that, the Trustee has not received timely instructions from any individual given a right or authority to instruct the Trustee with respect to certain shares of Common Stock by the first sentence of this subparagraph, such individual shall be deemed to have timely instructed the Trustee not to tender or exchange such shares. The instructions received by the Trustee from a Participant or Beneficiary shall be held by the Trustee in strict confidence and shall not be divulged or released to any person, including directors, officers or employees of Del Monte or any of its Affiliates; provided, however, that, to the extent necessary for the operation of the Plan, such instructions may be relayed by the Trustee to a recordkeeper, auditor or other person providing services to the Plan if such person is not Del Monte or an Affiliate of Del Monte or any director, officer or employee thereof, and agrees not to divulge such instructions to any other person, including employees, officers and directors of Del Monte or any of its Affiliates.

      9.5. LAWS APPLICABLE. Subject to the provisions of ERISA, the Plan shall be governed by, and constructed in accordance with, the laws of the Commonwealth of Pennsylvania.

      9.6. LOST BENEFICIARY PROVISION. If EBAB cannot ascertain the whereabouts of any person to whom a payment is due under the Plan, EBAB may, no earlier than three years following the date such payment is due, mail a notice of such due and owing payment to the last known address of such person, as shown on the records of EBAB or an Employer. If such person has not made written claim therefor within three months of the date of the mailing, EBAB may, if it so elects and upon receiving advice from counsel to the Plan, direct that such payment and all remaining payments otherwise due such person be canceled on the records of the Plan and the amount thereof applied to reduce the contributions of the applicable Employer. Upon such cancellation, the Plan and the Trust Fund shall have no further liability therefor except that, in the event such person or his Beneficiary later notifies EBAB of his whereabouts and requests the payment or payments due him under the Plan, the amount applied shall be paid to him in accordance with the provisions of the Plan applicable to the restoration of forfeitures.

                                   ARTICLE X
                           AMENDMENT AND TERMINATION

      10.1. AMENDMENTS. The Company reserves the right to make from time to time any amendment or amendments to this Plan or Trust that do not cause any part of the Trust Fund to be used for, or diverted to, any purpose other than the exclusive benefit of Participants or their Beneficiaries. However, the Company may make any amendment it determines necessary or desirable, with or without retroactive effect, to comply with ERISA. No amendment to the Plan shall decrease a Participant's Account or eliminate an optional form of distribution except as may be permitted by the Code and ERISA. Any amendment to the Plan that alters the vesting schedule set forth in Section 6.3 shall be deemed to include the following terms:

      (a) The vested percentage of a Participant in that portion of his Employer Contribution Account under the Plan derived from Employer contributions made for Plan Years ending with or within the later of the date such amendment is adopted, or the date such amendment became effective, shall not be reduced.

      (b) Each Participant having not less than three years of Service at the later of the date such amendment is adopted or became effective shall be permitted to elect irrevocably to have his vested percentage computed under the Plan without regard to such amendment. Such election must be made within 60 days from the latest of (i) the date the amendment was adopted, (ii) the date the amendment became effective, or (iii) the date the Participants were issued written notice of such amendment by EBAB.

      Notwithstanding the foregoing, no election need be provided for any Participant whose nonforfeitable percentage in his Employer Contribution Account under the Plan, as amended at any time, cannot be less than such percentage determined without regard to such amendment. Anything heretofore provided in the Section notwithstanding, the amendment powers otherwise exercisable by the Company may be exercised by EBAB to the extent that it deems necessary from time to time to reflect the applicable terms of any duly ratified collective bargaining agreement.

Anything heretofore provided in this Section notwithstanding, the amendment powers otherwise exercisable by the Company may be exercised by EBAB to the extent that it deems necessary from time to time to reflect the applicable terms of any duly ratified collective bargaining agreement.

      10.2. ACTION BY COMPANY. Any action by the Company under this Plan shall be by a duly adopted resolution of its Board of Directors, or by any person or persons authorized by a duly adopted resolution of that Board to take such action.

      10.3. SUCCESSOR EMPLOYER. In the event of the dissolution, merger, consolidation, or reorganization of the Company, provision may be made by which the Plan and Trust will be continued by the successor. In that event, such successor shall be substituted for the Company under the Plan. The substitution of the successor shall constitute an assumption of Plan liabilities by the successor, and the successor shall have all of the powers, duties, and responsibilities of the Company under the Plan.

      10.4. MERGER, CONSOLIDATION, OR TRANSFER OF PLAN ASSETS. In the case of any merger or consolidation with, or transfer of assets and liabilities to, any other plan, provisions shall be made so that each Participant and Beneficiary on the date thereof would, if the Plan were then terminated, receive a benefit immediately after the merger, consolidation or transfer that would be equal to or greater than the benefit he would have been entitled to receive immediately prior to the merger, consolidation or transfer if the Plan had then been terminated.

      10.5. RIGHT TO TERMINATE. In accordance with the procedures set forth herein, the Company may terminate the Plan at any time in whole or in part. In the event of the dissolution, merger, consolidation, or reorganization of the Company, the Plan shall terminate unless the Plan is continued by a successor to the Company in accordance with Section 10.3.

      10.6. LIQUIDATION OF THE TRUST FUND. Upon the complete or partial termination of the Plan, the Accounts of all Participants affected thereby shall become fully vested and nonforfeitable. Subject to any applicable limitation on current distribution under section 401(k) of the Code, upon termination of the Plan EBAB shall direct the Trustee to distribute the assets remaining in the Trust Fund, after payment of any expenses properly chargeable thereto, to Participants and Beneficiaries in proportion to their respective account balances. If, after all liabilities of the Plan to Participants and their Beneficiaries have been satisfied or provided for, any assets remain unallocated in the suspense account provided for in Section 5.3, then such assets shall be distributed to the Company.

      10.7. MANNER OF DISTRIBUTION. To the extent that no discrimination in value results, any distribution after termination of the Plan may be made (in whole or in part) in cash, or in securities or other assets in kind, as EBAB may determine. All noncash distributions shall be valued at market value at date of distribution.

      10.8. DISCONTINUANCE OF EMPLOYER CONTRIBUTIONS. In the event of permanent discontinuance of contributions to the Plan by the Employers, the Accounts of all

Participants shall, as of the date of such discontinuance, become fully vested and nonforfeitable.

                                   ARTICLE XI
                       DETERMINATION OF TOP-HEAVY STATUS

      11.1. APPLICATION OF TOP-HEAVY RULES. Notwithstanding any other provisions of the Plan, the following rules shall apply for any Plan Year if as of the last day of the preceding Plan Year, based on valuations as of such date, the sum of accrued benefits and Accounts of Employees who are "key employees" as defined in section 416(i) of the Code exceeds 60% of a similar sum for all Employees under each plan of the Company and its Affiliates in which a "key employee" participates and each other plan of the Company and its Affiliates which enables any such plan to meet the requirements of section 401(a)(4) or section 410 of the Code, taking into account for this purpose distributions during the one year period (five year period in the case of in-service distributions) ending on the applicable determination date but excluding accrued benefits and Accounts of any Employee who has not performed services for any Employer or Affiliate at any time during the one year period preceding such determination date:

      (a) All Accounts shall become 100% vested and all future contributions to the Plan shall be immediately 100% vested.

      (b) Employer contributions shall be required for each Participant who is eligible to participate under Article II equal to 5% of Compensation.

      11.2. INCORPORATION BY REFERENCE. The provisions of this Article XI shall be interpreted in accordance with the provisions of section 416 of the Code and any regulations thereunder, which are hereby expressly incorporated by reference.

                                  ARTICLE XII
                                CLAIMS PROCEDURE

      12.1. APPLICATION FOR PAYMENT. Payments to Participants or their Beneficiaries shall be made under procedures prescribed by EBAB.

      12.2. DISPOSITION OF CLAIM. EBAB shall furnish written notice of disposition of a claim to the claimant within 30 days after the claimant has filed application therefor. In the event EBAB denies such claim, it shall specifically set forth in writing the reasons for the denial, cite the pertinent provisions of the Plan, and, where appropriate, provide an explanation as to how the claimant can perfect such claim.

      12.3. APPEALS. Any Participant or Beneficiary who has been denied a benefit shall be entitled, upon request to the Secretary of EBAB, to appeal the denial of his claim. The claimant must provide a written statement of his position to the Secretary of EBAB not later than 60 days after receipt of the notification of denial of claim as set forth in Section 12.2. EBAB shall within 60 days after receipt of such notice communicate to the claimant its decision in writing.

      12.4. EBAB DECISION FINAL. EBAB's determination of benefits due under the Plan shall be accorded deference and its decision shall be final and binding upon all parties.

                                   APPENDIX A

       WEIGHT WATCHERS GOURMET FOOD COMPANY AT WESTCHESTER, PENNSYLVANIA

This Appendix sets forth the specifications under which the H. J. Heinz Company SAVER Plan is made applicable to Employees of Weight Watcher Gourmet Food Company at Westchester, Pennsylvania.

EFFECTIVE DATE: January 1, 1993

SPECIAL EMPLOYMENT COMMENCEMENT DATE: With respect to an individual who was an employee of Celestial Farms, Inc. on July 31, 1990 and who became an employee of Ore-Ida Foods, Inc. on August 1, 1990 - Original Date of Hire with Celestial Farms, Inc. With respect to all other employees of Weight Watchers Gourmet Food Company at Westchester, Pennsylvania - Not Applicable.

SPECIAL ELIGIBILITY PROBATIONARY PERIOD: Three months.

MAXIMUM TAX DEFERRED CONTRIBUTION PERCENTAGE: Zero Percent

MAXIMUM AFTER TAX CONTRIBUTION PERCENTAGE: Zero Percent

MAXIMUM COMBINED CONTRIBUTION PERCENTAGE: Zero Percent

MATCHING CONTRIBUTION RATE: Not applicable.

NONELECTIVE EMPLOYER CONTRIBUTIONS: The Employer shall contribute on behalf of each Participant Age-Related Contributions the monthly amount of which shall be equal to the applicable percentage (determined on the basis of the Participant's attained age at the end of each month) of the Participant's Earnings for the month, as derived from the following table:

            YEARS OF ATTAINED AGE:                       CONTRIBUTION RATE:
            ----------------------                       ------------------
                 Less than 30                                   1.0%
         At least 30 but less than 35                           1.5%
         At least 35 but less than 40                           2.0%
         At least 40 but less than 45                           2.5%
         At least 45 but less than 50                           3.5%
         At least 50 but less than 55                           4.5%
         At least 55 but less than 60                           5.5%
         At least 60 but less than 65                           8.0%
                  65 and over                                   8.5%

OTHER SPECIAL RULES: Age-Related Contributions shall be made on a monthly basis, except that contributions for January 1993 through April 1993 shall be made after April 30, 1993.

                                   APPENDIX B

        HEINZ FROZEN FOODS COMPANY AT BAGEL BITES AT FT. MYERS, FLORIDA

This Appendix sets forth the specifications under which the H. J. Heinz Company SAVER Plan is made applicable to Employees of Heinz Frozen Foods Company at Bagel Bites at Ft. Myers, Florida.

EFFECTIVE DATE: October 1, 1991

SPECIAL EMPLOYMENT COMMENCEMENT DATE: With respect to an individual who was an employee of JL Foods, Inc. on August 22, 1991 and who became an employee of Ore-Ida Foods, Inc. on August 23, 1991 - Original Date of Hire with JL Foods, Inc. With respect to all other employees of Heinz Frozen Foods Company at Ft. Myers, Florida - Not Applicable.

SPECIAL ELIGIBILITY PROBATIONARY PERIOD: Three months.

MAXIMUM TAX DEFERRED CONTRIBUTION PERCENTAGE: 20%

MAXIMUM AFTER TAX CONTRIBUTION PERCENTAGE: 10%

MAXIMUM COMBINED CONTRIBUTION PERCENTAGE: 20%

MATCHING CONTRIBUTION RATE: 50% of Tax Deferred Contributions of up to 5% of Earnings.

NONELECTIVE EMPLOYER CONTRIBUTIONS: Effective May 1, 1994, the Employer shall contribute on behalf of each Participant Age-Related Contributions the monthly amount of which shall be equal to the applicable percentage (determined on the basis of the Participant's attained age at the end of each month) of the Participant's Earnings for the month, as derived from the following table:

            YEARS OF ATTAINED AGE:                       CONTRIBUTION RATE:
            ----------------------                       ------------------
                 Less than 30                                   1.0%
         At least 30 but less than 35                           1.5%
         At least 35 but less than 40                           2.0%
         At least 40 but less than 45                           2.5%
         At least 45 but less than 50                           3.5%
         At least 50 but less than 55                           4.5%
         At least 55 but less than 60                           5.5%
         At least 60 but less than 65                           8.0%
                  65 and over                                   8.5%

OTHER SPECIAL RULES: Discretionary Supplemental Contributions until April 30, 1994.

                                   APPENDIX C

                   ORE-IDA FOODS, INC. AT CONTINENTAL DELIGHTS

This Appendix sets forth the specifications under which the H. J. Heinz Company SAVER Plan is made applicable to Employees of Ore-Ida Foods, Inc. at Continental Delights.

EFFECTIVE DATE:   January 1, 1993

SPECIAL EMPLOYMENT COMMENCEMENT DATE: With respect to an individual who was an employee of Continental Delights on May 13, 1991 and who became an employee of Ore-Ida Foods, Inc. on May 14, 1991 - Original Date of Hire with Continental Delights. With respect to all other employees of Continental Delights - Not Applicable.

SPECIAL ELIGIBILITY PROBATIONARY PERIOD: Three months.

MAXIMUM TAX DEFERRED CONTRIBUTION PERCENTAGE: Zero Percent

MAXIMUM AFTER TAX CONTRIBUTION PERCENTAGE: Zero Percent

MAXIMUM COMBINED CONTRIBUTION PERCENTAGE: Zero Percent

MATCHING CONTRIBUTION RATE: Not applicable.

NONELECTIVE EMPLOYER CONTRIBUTIONS: The Employer shall contribute on behalf of each Participant Age-Related Contributions the monthly amount of which shall be equal to the applicable percentage (determined on the basis of the Participant's attained age at the end of each month) of the Participant's Earnings for the month, as derived from the following table:

                        YEARS OF ATTAINED AGE:                       CONTRIBUTION RATE:
                        ----------------------                       ------------------
                             Less than 30                                   1.0%
                     At least 30 but less than 35                           1.5%
                     At least 35 but less than 40                           2.0%
                     At least 40 but less than 45                           2.5%
                     At least 45 but less than 50                           3.5%
                     At least 50 but less than 55                           4.5%
                     At least 55 but less than 60                           5.5%
                     At least 60 but less than 65                           8.0%
                              65 and over                                   8.5%

OTHER SPECIAL RULES: Age-Related Contributions shall be made on a monthly basis, except that contributions for January 1993 through April 1993 shall be made after April 30, 1993.

                                   APPENDIX D

                             HEINZ USA AT NEAR EAST

This Appendix sets forth the specifications under which the H. J. Heinz Company SAVER Plan is made applicable to Employees of Heinz USA at Near East.

EFFECTIVE DATE: July 1, 1988

SPECIAL EMPLOYMENT COMMENCEMENT DATE: Original Date of Hire with Near East Food Products, Inc.

SPECIAL ELIGIBILITY PROBATIONARY PERIOD: Nine hundred sixty hours.

MAXIMUM TAX DEFERRED CONTRIBUTION PERCENTAGE: 20%

MAXIMUM AFTER TAX CONTRIBUTION PERCENTAGE: 10%

MAXIMUM COMBINED CONTRIBUTION PERCENTAGE: 20%

MATCHING CONTRIBUTION RATE: 50% of Tax Deferred Contributions of up to 5% of Earnings.

NONELECTIVE EMPLOYER CONTRIBUTIONS: Discretionary Supplemental Contributions, allocable to Participants employed by Near East Foods on last day of Plan Year.

OTHER SPECIAL RULES: Portion of Account attributable to cash or deferred balances transferred from the Predecessor Plan not available for withdrawal during active employment.

In lieu of a lump sum a Participant may elect to have the portion of his distributable Account attributable to balances transferred from the Predecessor Plan distributed in monthly installments over such period which the Participant may elect which complies with Section 6.5(b)(3), each installment being determined by dividing the applicable portion of the Account by the number of installments remaining to be paid. If a Participants elects installments and dies before receiving payment of all such installments, the remaining installments shall be paid to such Participant's Beneficiary on the same basis as they would have been paid if such Participant had not died, subject to the requirements of Section 6.5(b)(4).

                                   APPENDIX E

                             HEINZ USA AT CHICO SAN

This Appendix sets forth the specifications under which the H. J. Heinz Company SAVER Plan is made applicable to Employees of Heinz USA at Chico San.

EFFECTIVE DATE: July 1, 1988

SPECIAL EMPLOYMENT COMMENCEMENT DATE: Original Date of Hire with Chico San.

SPECIAL ELIGIBILITY PROBATIONARY PERIOD: Nine hundred sixty hours.

MAXIMUM TAX DEFERRED CONTRIBUTION PERCENTAGE: 20%

MAXIMUM AFTER TAX CONTRIBUTION PERCENTAGE: 10%

MAXIMUM COMBINED CONTRIBUTION PERCENTAGE: 20%

MATCHING CONTRIBUTION RATE: 50% of Tax Deferred Contributions of up to 5% of Earnings.

NONELECTIVE EMPLOYER CONTRIBUTIONS: Discretionary Supplemental Contributions, allocable to Participants employed by Chico San on last day of Plan Year.

OTHER SPECIAL RULES:  None.

                                   APPENDIX F

                        PORTION PAC, INC. AT MASON, OHIO

This Appendix sets forth the specifications under which the H. J. Heinz Company SAVER Plan is made applicable to Employees of Portion Pac, Inc. at Mason, Ohio.

EFFECTIVE DATE: May 1, 1993

SPECIAL EMPLOYMENT COMMENCEMENT DATE: With respect to an individual who was an employee of Borden, Inc. on May 15, 1994 and who became an employee of Portion Pac, Inc. on May 16, 1994 - Original Date of Hire with Borden, Inc. With respect to all other employees of Portion Pac, Inc. - Not Applicable.

SPECIAL ELIGIBILITY PROBATIONARY PERIOD: Ninety days.

MAXIMUM TAX DEFERRED CONTRIBUTION PERCENTAGE: 20%

MAXIMUM AFTER TAX CONTRIBUTION PERCENTAGE: 10%

MAXIMUM COMBINED CONTRIBUTION PERCENTAGE: 20%

MATCHING CONTRIBUTION RATE: 100% of Tax Deferred Contributions of up to 3% of Earnings.

NONELECTIVE EMPLOYER CONTRIBUTIONS: Discretionary Supplemental Contributions, allocable to Participants employed by Portion Pac Inc. on last day of Plan Year.

OTHER SPECIAL RULES:  None.

                                   APPENDIX G

                     STAR-KIST FOODS, INC. AT EL PASO, TEXAS

This Appendix sets forth the specifications under which the H. J. Heinz Company SAVER Plan is made applicable to Employees of Star-Kist Foods, Inc. at El Paso, Texas.

EFFECTIVE DATE: February 1, 1990

SPECIAL EMPLOYMENT COMMENCEMENT DATE: Not Applicable

SPECIAL ELIGIBILITY PROBATIONARY PERIOD: One year.

MAXIMUM TAX DEFERRED CONTRIBUTION PERCENTAGE: 20%

MAXIMUM AFTER TAX CONTRIBUTION PERCENTAGE: 10%

MAXIMUM COMBINED CONTRIBUTION PERCENTAGE: 20%

MATCHING CONTRIBUTION RATE: 50% of Tax Deferred Contributions of up to 5% of Earnings. Effective 9/1/96 50% of Tax Deferred Contributions of up to 6% of Earnings.

NONELECTIVE EMPLOYER CONTRIBUTIONS: Effective January 1, 1993 the Employer shall contribute on behalf of each Participant Age-Related Contributions the monthly amount of which shall be equal to the applicable percentage (determined on the basis of the Participant's attained age at the end of each month) of the Participant's Earnings for the month, as derived from the following table:

                        YEARS OF ATTAINED AGE:                       CONTRIBUTION RATE:
                        ----------------------                       ------------------
                             Less than 30                                   1.0%
                     At least 30 but less than 35                           1.5%
                     At least 35 but less than 40                           2.0%
                     At least 40 but less than 45                           2.5%
                     At least 45 but less than 50                           3.5%
                     At least 50 but less than 55                           4.5%
                     At least 55 but less than 60                           5.5%
                     At least 60 but less than 65                           8.0%
                              65 and over                                   8.5%

OTHER SPECIAL RULES: Discretionary Supplemental Contributions until December 31, 1992.

                                   APPENDIX H

              STAR-KIST FOODS, INC. AT TERMINAL ISLAND, CALIFORNIA

This Appendix sets forth the specifications under which the H. J. Heinz Company SAVER Plan is made applicable to Employees of Star-Kist Foods, Inc. at Terminal Island, California.

EFFECTIVE DATE: January 1, 1988

SPECIAL EMPLOYMENT COMMENCEMENT DATE: Not Applicable

SPECIAL ELIGIBILITY PROBATIONARY PERIOD: None.

MAXIMUM TAX DEFERRED CONTRIBUTION PERCENTAGE: 20%

MAXIMUM AFTER TAX CONTRIBUTION PERCENTAGE: 10%

MAXIMUM COMBINED CONTRIBUTION PERCENTAGE: 20%

MATCHING CONTRIBUTION RATE: 50% of Tax Deferred Contributions of up to 5% of Earnings.

NONELECTIVE EMPLOYER CONTRIBUTIONS: Effective May 1, 1996, the Employer shall contribute on behalf of each Participant Age-Related Contributions the monthly amount of which shall be equal to the applicable percentage (determined on the basis of the Participant's attained age at the end of each month) of the Participant's Earnings for the month, as derived from the following table:

                        YEARS OF ATTAINED AGE:                       CONTRIBUTION RATE:
                        ----------------------                       ------------------
                             Less than 30                                   1.0%
                     At least 30 but less than 35                           1.5%
                     At least 35 but less than 40                           2.0%
                     At least 40 but less than 45                           2.5%
                     At least 45 but less than 50                           3.5%
                     At least 50 but less than 55                           4.5%
                     At least 55 but less than 60                           5.5%
                     At least 60 but less than 65                           8.0%
                              65 and over                                   8.5%

OTHER SPECIAL RULES: Discretionary Supplemental Contributions until April 30, 1996.

                                   APPENDIX I

              STAR-KIST FOODS, INC. - TUFFY'S AT PERHAM, MINNESOTA

This Appendix sets forth the specifications under which the H. J. Heinz Company SAVER Plan is made applicable to Employees of Star-Kist Foods, Inc. - Tuffy's at Perham, Minnesota.

EFFECTIVE DATE: January 1, 1993

SPECIAL EMPLOYMENT COMMENCEMENT DATE: Not Applicable

SPECIAL ELIGIBILITY PROBATIONARY PERIOD: None.

MAXIMUM TAX DEFERRED CONTRIBUTION PERCENTAGE: 20% (Effective 5/1/94)

MAXIMUM AFTER TAX CONTRIBUTION PERCENTAGE: 10% (Effective 5/1/94)

MAXIMUM COMBINED CONTRIBUTION PERCENTAGE: 20% (Effective 5/1/94)

MATCHING CONTRIBUTION RATE: Not Applicable.

NONELECTIVE EMPLOYER CONTRIBUTIONS: The Employer shall contribute on behalf of each Participant Age-Related Contributions the monthly amount of which shall be equal to the applicable percentage (determined on the basis of the Participant's attained age at the end of each month) of the Participant's Earnings for the month, as derived from the following table:

                        YEARS OF ATTAINED AGE:                       CONTRIBUTION RATE:
                        ----------------------                       ------------------
                             Less than 30                                   1.0%
                     At least 30 but less than 35                           1.5%
                     At least 35 but less than 40                           2.0%
                     At least 40 but less than 45                           2.5%
                     At least 45 but less than 50                           3.5%
                     At least 50 but less than 55                           4.5%
                     At least 55 but less than 60                           5.5%
                     At least 60 but less than 65                           8.0%
                              65 and over                                   8.5%

OTHER SPECIAL RULES: Age-Related Contributions shall be made on a monthly basis, except that contributions for January 1993 through April 1993 shall be made after April 30, 1993.

                                   APPENDIX J

                             STAR-KIST CARIBE, INC.

This Appendix sets forth the specifications under which the H. J. Heinz Company SAVER Plan is made applicable to Employees of Star-Kist Caribe, Inc.

EFFECTIVE DATE: January 1, 1993

SPECIAL EMPLOYMENT COMMENCEMENT DATE: Not Applicable

SPECIAL ELIGIBILITY PROBATIONARY PERIOD: Ninety days.

MAXIMUM TAX DEFERRED CONTRIBUTION PERCENTAGE: Zero Percent

MAXIMUM AFTER TAX CONTRIBUTION PERCENTAGE: Zero Percent

MAXIMUM COMBINED CONTRIBUTION PERCENTAGE: Zero Percent

MATCHING CONTRIBUTION RATE: Not applicable.

NONELECTIVE EMPLOYER CONTRIBUTIONS: The Employer shall contribute on behalf of each Participant Age-Related Contributions the monthly amount of which shall be equal to the applicable percentage (determined on the basis of the Participant's attained age at the end of each month) of the Participant's Earnings for the month, as derived from the following table:

                        YEARS OF ATTAINED AGE:                       CONTRIBUTION RATE:
                        ----------------------                       ------------------
                             Less than 30                                   1.0%
                     At least 30 but less than 35                           1.5%
                     At least 35 but less than 40                           2.0%
                     At least 40 but less than 45                           2.5%
                     At least 45 but less than 50                           3.5%
                     At least 50 but less than 55                           4.5%
                     At least 55 but less than 60                           5.5%
                     At least 60 but less than 65                           8.0%
                              65 and over                                   8.5%

OTHER SPECIAL RULES: Age-Related Contributions shall be made on a monthly basis, except that contributions for January 1993 through April 1993 shall be made after April 30, 1993.

                                   APPENDIX K

                STAR-KIST FOODS, INC. AT BLOOMSBURG, PENNSYLVANIA

This Appendix sets forth the specifications under which the H. J. Heinz Company SAVER Plan is made applicable to Employees of Star-Kist Foods, Inc. at Bloomsburg, Pennsylvania (Location 432).

EFFECTIVE DATE: April 1, 1988

SPECIAL EMPLOYMENT COMMENCEMENT DATE: Not Applicable

SPECIAL ELIGIBILITY PROBATIONARY PERIOD: None.

MAXIMUM TAX DEFERRED CONTRIBUTION PERCENTAGE: 20%

MAXIMUM AFTER TAX CONTRIBUTION PERCENTAGE: 10%

MAXIMUM COMBINED CONTRIBUTION PERCENTAGE: 20%

MATCHING CONTRIBUTION RATE: 50% of Tax Deferred Contributions of up to 6% of Earnings.

NONELECTIVE EMPLOYER CONTRIBUTIONS: Effective May 1, 1999. The Employer shall contribute on behalf of each Participant Age-Related Contributions the monthly amount of which shall be equal to the applicable percentage (determined on the basis of the Participant's attained age at the end of each month) of the Participant's Earnings for the month, as derived from the following table:

                        YEARS OF ATTAINED AGE:                       CONTRIBUTION RATE:
                        ----------------------                       ------------------
                             Less than 30                                   1.0%
                     At least 30 but less than 35                           1.5%
                     At least 35 but less than 40                           2.0%
                     At least 40 but less than 45                           2.5%
                     At least 45 but less than 50                           3.5%
                     At least 50 but less than 55                           4.5%
                     At least 55 but less than 60                           5.5%
                     At least 60 but less than 65                           8.0%
                              65 and over                                   8.5%

OTHER SPECIAL RULES: Discretionary Supplemental Contributions until April 30, 1999.

                                   APPENDIX L

          WEIGHT WATCHERS GOURMET FOOD COMPANY AT CLARKSVILLE, ARKANSAS

This Appendix sets forth the specifications under which the H. J. Heinz Company SAVER Plan is made applicable to Employees of Ore-Ida at Clarksville, Arkansas.

EFFECTIVE DATE:   January 1, 1993

SPECIAL EMPLOYMENT COMMENCEMENT DATE: With respect to an individual who was an employee of JL Foods, Inc. on August 22, 1991 and who became an employee of Ore-Ida Foods, Inc. on August 23, 1991 - Original Date of Hire with JL Foods, Inc. With respect to all other employees of Weight Watchers Gourmet Food Company at Clarksville, Arkansas - Not Applicable.

SPECIAL ELIGIBILITY PROBATIONARY PERIOD: Three months.

MAXIMUM TAX DEFERRED CONTRIBUTION PERCENTAGE: Zero Percent

MAXIMUM AFTER TAX CONTRIBUTION PERCENTAGE: Zero Percent

MAXIMUM COMBINED CONTRIBUTION PERCENTAGE: Zero Percent

MATCHING CONTRIBUTION RATE: Not applicable.

NONELECTIVE EMPLOYER CONTRIBUTIONS: The Employer shall contribute on behalf of each Participant Age-Related Contributions the monthly amount of which shall be equal to the applicable percentage (determined on the basis of the Participant's attained age at the end of each month) of the Participant's Earnings for the month, as derived from the following table:

                        YEARS OF ATTAINED AGE:                       CONTRIBUTION RATE:
                        ----------------------                       ------------------
                             Less than 30                                   1.0%
                     At least 30 but less than 35                           1.5%
                     At least 35 but less than 40                           2.0%
                     At least 40 but less than 45                           2.5%
                     At least 45 but less than 50                           3.5%
                     At least 50 but less than 55                           4.5%
                     At least 55 but less than 60                           5.5%
                     At least 60 but less than 65                           8.0%
                              65 and over                                   8.5%

OTHER SPECIAL RULES: Age-Related Contributions shall be made on a monthly basis, except that contributions for January 1993 through April 1993 shall be made after April 30, 1993.

                                   APPENDIX M

              ORE-IDA FOODS, INC. AT BAVARIAN SPECIALTY FOODS, INC.

This Appendix sets forth the specifications under which the H. J. Heinz Company SAVER Plan is made applicable to Employees of Ore-Ida Foods, Inc. at Bavarian Specialty Foods, Inc.

EFFECTIVE DATE: January 1, 1993

SPECIAL EMPLOYMENT COMMENCEMENT DATE: With respect to an individual who was an employee of Bavarian Specialty Foods, Inc. on June 5, 1989 and who became an employee of Ore-Ida Foods, Inc. on June 6, 1989 - Original Date of Hire with Bavarian Specialty Foods, Inc. With respect to all other employees of Bavarian Specialty Foods, Inc. - Not Applicable.

SPECIAL ELIGIBILITY PROBATIONARY PERIOD: Three months.

MAXIMUM TAX DEFERRED CONTRIBUTION PERCENTAGE: 20% (Effective 4/1/95)

MAXIMUM AFTER TAX CONTRIBUTION PERCENTAGE: 10% (Effective 4/1/95)

MAXIMUM COMBINED CONTRIBUTION PERCENTAGE: 20% (Effective 4/1/95)

MATCHING CONTRIBUTION RATE: Effective 4/1/95 50% of Tax Deferred Contributions of up to 5% of Earnings.

NONELECTIVE EMPLOYER CONTRIBUTIONS: The Employer shall contribute on behalf of each Participant Age-Related Contributions the monthly amount of which shall be equal to the applicable percentage (determined on the basis of the Participant's attained age at the end of each month) of the Participant's Earnings for the month, as derived from the following table:

                        YEARS OF ATTAINED AGE:                       CONTRIBUTION RATE:
                        ----------------------                       ------------------
                             Less than 30                                   1.0%
                     At least 30 but less than 35                           1.5%
                     At least 35 but less than 40                           2.0%
                     At least 40 but less than 45                           2.5%
                     At least 45 but less than 50                           3.5%
                     At least 50 but less than 55                           4.5%
                     At least 55 but less than 60                           5.5%
                     At least 60 but less than 65                           8.0%
                              65 and over                                   8.5%

OTHER SPECIAL RULES: Age-Related Contributions shall be made on a monthly basis, except that contributions for January 1993 through April 1993 shall be made after April 30, 1993.

                                   APPENDIX N

            WEIGHT WATCHERS GOURMET FOOD COMPANY AT POCATELLO, IDAHO

This Appendix sets forth the specifications under which the H. J. Heinz Company SAVER Plan is made applicable to Employees of Weight Watchers Gourmet Food Company at Pocatello, Idaho.

EFFECTIVE DATE: January 1, 1993

SPECIAL EMPLOYMENT COMMENCEMENT DATE: Not Applicable

SPECIAL ELIGIBILITY PROBATIONARY PERIOD: Three months.

MAXIMUM TAX DEFERRED CONTRIBUTION PERCENTAGE: 20% (Effective 8/1/94)

MAXIMUM AFTER TAX CONTRIBUTION PERCENTAGE: 10% (Effective 8/1/94)

MAXIMUM COMBINED CONTRIBUTION PERCENTAGE: 20% (Effective 8/1/94)

MATCHING CONTRIBUTION RATE: Effective 8/1/94 50% of Tax Deferred Contributions of up to 5% of Earnings.

NONELECTIVE EMPLOYER CONTRIBUTIONS: The Employer shall contribute on behalf of each Participant Age-Related Contributions the monthly amount of which shall be equal to the applicable percentage (determined on the basis of the Participant's attained age at the end of each month) of the Participant's Earnings for the month, as derived from the following table:

                        YEARS OF ATTAINED AGE:                       CONTRIBUTION RATE:
                        ----------------------                       ------------------
                             Less than 30                                   1.0%
                     At least 30 but less than 35                           1.5%
                     At least 35 but less than 40                           2.0%
                     At least 40 but less than 45                           2.5%
                     At least 45 but less than 50                           3.5%
                     At least 50 but less than 55                           4.5%
                     At least 55 but less than 60                           5.5%
                     At least 60 but less than 65                           8.0%
                              65 and over                                   8.5%

OTHER SPECIAL RULES: Age-Related Contributions shall be made on a monthly basis, except that the contribution for January 1993 through April 1993 shall be made after April 30, 1993.

                                   APPENDIX O

                          WEIGHT WATCHERS INTERNATIONAL

This Appendix sets forth the specifications under which the H. J. Heinz Company SAVER Plan is made applicable to Employees of Weight Watchers International Personal Cuisine Food Option Centers.

EFFECTIVE DATE: July 1, 1991

SPECIAL EMPLOYMENT COMMENCEMENT DATE: Not Applicable

SPECIAL ELIGIBILITY PROBATIONARY PERIOD: Three months.

MAXIMUM TAX DEFERRED CONTRIBUTION PERCENTAGE: 20%

MAXIMUM AFTER TAX CONTRIBUTION PERCENTAGE: 10%

MAXIMUM COMBINED CONTRIBUTION PERCENTAGE: 20%

MATCHING CONTRIBUTION RATE: 50% of Tax Deferred Contributions of up to 5% of Earnings.

NONELECTIVE EMPLOYER CONTRIBUTIONS: Discretionary Supplemental Contributions.

OTHER SPECIAL RULES: None.

                                   APPENDIX P

              STAR-KIST FOODS, INC. AT TERMINAL ISLAND, CALIFORNIA

This Appendix sets forth the specifications under which the H. J. Heinz Company SAVER Plan is made applicable to Employees of Star-Kist Foods, Inc. at Terminal Island, California represented by United Industrial Workers Union, Local 24.

EFFECTIVE DATE: January 1, 1992

SPECIAL EMPLOYMENT COMMENCEMENT DATE: Not Applicable

SPECIAL ELIGIBILITY PROBATIONARY PERIOD: One thousand hours.

MAXIMUM TAX DEFERRED CONTRIBUTION PERCENTAGE: 20%

MAXIMUM AFTER TAX CONTRIBUTION PERCENTAGE: 10%

MAXIMUM COMBINED CONTRIBUTION PERCENTAGE: 20%

MATCHING CONTRIBUTION RATE: 15% of Tax Deferred Contributions of up to 5% of Earnings.

NONELECTIVE EMPLOYER CONTRIBUTIONS: None.

OTHER SPECIAL RULES:

                                                                                                     VESTING
     VESTING OF MATCHING CONTRIBUTIONS:                                     SERVICE                PERCENTAGE
                                                                            -------                ----------
                                                                       Less than 5 years                0%

                                                                    5 or more years, in any            100%
                                                                      event 100% vested on
                                                                      attainment of age 65

                                   APPENDIX Q

                              HEINZ BAKERY PRODUCTS

This Appendix sets forth the specifications under which the H. J. Heinz Company SAVER Plan is made applicable to Employees of Heinz Bakery Products at Bakersfield, California, Buffalo, New York, Lenexa, Kansas and Vinita, Oklahoma.

EFFECTIVE DATE: July 1, 1995

SPECIAL EMPLOYMENT COMMENCEMENT DATE: Original Date of Hire with Pestritto Foods, Inc., Tasty Frozen Products, Inc. or Pro Bakers Ltd.

SPECIAL ELIGIBILITY PROBATIONARY PERIOD: Ninety days.

MAXIMUM TAX DEFERRED CONTRIBUTION PERCENTAGE: 20%

MAXIMUM AFTER TAX CONTRIBUTION PERCENTAGE: 10%

MAXIMUM COMBINED CONTRIBUTION PERCENTAGE: 20%

MATCHING CONTRIBUTION RATE: 50% of Tax Deferred Contributions of up to 4% of Earnings.

NONELECTIVE EMPLOYER CONTRIBUTIONS: The Employer shall contribute on behalf of each Participant Age-Related Contributions the monthly amount of which shall be equal to the applicable percentage (determined on the basis of the Participant's attained age at the end of each month) of the Participant's Earnings for the month, as derived from the following table:

                        YEARS OF ATTAINED AGE:                       CONTRIBUTION RATE:
                        ----------------------                       ------------------
                             Less than 30                                   1.0%
                     At least 30 but less than 35                           1.5%
                     At least 35 but less than 40                           2.0%
                     At least 40 but less than 45                           2.5%
                     At least 45 but less than 50                           3.5%
                     At least 50 but less than 55                           4.5%
                     At least 55 but less than 60                           5.5%
                     At least 60 but less than 65                           8.0%
                              65 and over                                   8.5%

OTHER SPECIAL RULES:  None.

                                   APPENDIX S

          HEINZ USA AT ALL AMERICAN GOURMET COMPANY AT CLEARFIELD, UTAH

This Appendix sets forth the specifications under which the H. J. Heinz Company SAVER Plan is made applicable to Employees of Heinz USA at All American Gourmet Company at Clearfield, Utah.

EFFECTIVE DATE: April 1, 1995

SPECIAL EMPLOYMENT COMMENCEMENT DATE: With respect to an individual who was an employee of All American Gourmet Company of Kraft, Inc. on December 1, 1994 and who became an employee of Heinz USA on December 2, 1994 - Original Date of Hire with Kraft, Inc. With respect to all other employees of Heinz USA at Clearfield, Utah - Not Applicable.

SPECIAL ELIGIBILITY PROBATIONARY PERIOD: Ninety days.

MAXIMUM TAX DEFERRED CONTRIBUTION PERCENTAGE: 20%

MAXIMUM AFTER TAX CONTRIBUTION PERCENTAGE: 10%

MAXIMUM COMBINED CONTRIBUTION PERCENTAGE: 20%

MATCHING CONTRIBUTION RATE: 50% of Tax Deferred Contributions of up to 5% of Earnings.

NONELECTIVE EMPLOYER CONTRIBUTIONS: The Employer shall contribute on behalf of each Participant Age-Related Contributions the monthly amount of which shall be equal to the applicable percentage (determined on the basis of the Participant's attained age at the end of each month) of the Participant's Earnings for the month, as derived from the following table:


                        YEARS OF ATTAINED AGE:                       CONTRIBUTION RATE:
                        ----------------------                       ------------------
                             Less than 30                                   1.0%
                     At least 30 but less than 35                           1.5%
                     At least 35 but less than 40                           2.0%
                     At least 40 but less than 45                           2.5%
                     At least 45 but less than 50                           3.5%
                     At least 50 but less than 55                           4.5%
                     At least 55 but less than 60                           5.5%
                     At least 60 but less than 65                           8.0%
                              65 and over                                   8.5%

OTHER SPECIAL RULES: Age-Related Contributions shall be made on a monthly basis, except that the contribution for December 1994 through April 1995 shall be made after April 30, 1995.

                                   APPENDIX T

                    STAR-KIST FOODS, INC. AT LAWRENCE, KANSAS

This Appendix sets forth the specifications under which the H. J. Heinz Company SAVER Plan is made applicable to Employees of Star-Kist Foods, Inc. at Lawrence, Kansas.

EFFECTIVE DATE: March 15, 1995

SPECIAL EMPLOYMENT COMMENCEMENT DATE: With respect to an individual who was an employee of The Quaker Oats Company or Gaines Foods, Inc. on March 13, 1995 and who became an employee of Star-Kist Foods, Inc. on March 14, 1995 - Original Date of Hire with The Quaker Oats Company or Gaines Foods, Inc. With respect to all other employees of Star-Kist Foods, Inc. at Lawrence, Kansas - Not Applicable.

SPECIAL ELIGIBILITY PROBATIONARY PERIOD: First of month following thirty days of Continuous Service.

MAXIMUM TAX DEFERRED CONTRIBUTION PERCENTAGE: 20% (Effective 6/1/95)

MAXIMUM AFTER TAX CONTRIBUTION PERCENTAGE: 10% (Effective 6/1/95)

MAXIMUM COMBINED CONTRIBUTION PERCENTAGE: 20% (Effective 6/1/95)

MATCHING CONTRIBUTION RATE: Effective 6/1/95 50% of Tax Deferred Contributions of up to 6% of Earnings.

NONELECTIVE EMPLOYER CONTRIBUTIONS: The Employer shall contribute on behalf of each Participant Age-Related Contributions the monthly amount of which shall be equal to the applicable percentage (determined on the basis of the Participant's attained age at the end of each month) of the Participant's Earnings for the month, as derived from the following table:

                        YEARS OF ATTAINED AGE:                       CONTRIBUTION RATE:
                        ----------------------                       ------------------
                             Less than 30                                   1.0%
                     At least 30 but less than 35                           1.5%
                     At least 35 but less than 40                           2.0%
                     At least 40 but less than 45                           2.5%
                     At least 45 but less than 50                           3.5%
                     At least 50 but less than 55                           4.5%
                     At least 55 but less than 60                           5.5%
                     At least 60 but less than 65                           8.0%
                              65 and over                                   8.5%

OTHER SPECIAL RULES: Age-Related Contributions shall be made on a monthly basis, except that the contributions for March, 1995 and April, 1995 shall be made after April 30, 1995.

                                   APPENDIX U

                       WEIGHT WATCHERS INTERNATIONAL, INC.

This Appendix sets forth the specifications under which the H. J. Heinz Company SAVER Plan is made applicable to Employees of Weight Watchers International, Inc. classified as hourly-paid Service Providers.

EFFECTIVE DATE: January 1, 1999

SPECIAL EMPLOYMENT COMMENCEMENT DATE: N/A

SPECIAL ELIGIBILITY PROBATIONARY PERIOD: As defined in Section 3.1, or if earlier, the Entry Date immediately following attainment of Benefits Eligible status.

MAXIMUM TAX DEFERRED CONTRIBUTION PERCENTAGE: 20%

MAXIMUM AFTER TAX CONTRIBUTION PERCENTAGE: 10%

MAXIMUM COMBINED CONTRIBUTION PERCENTAGE: 20%

MATCHING CONTRIBUTION RATE: N/A

NONELECTIVE EMPLOYER CONTRIBUTIONS: The Employer will make a Supplemental Contribution each year to Participants who are actively employed by Weight Watchers International, Inc. on December 31, and who have Earnings of at least $15,000 for the calendar year. For each such Participant, the Supplemental Contribution will be equal to the Participant's Earnings multiplied by the average Tax Deferred Contribution rate, up to a maximum of 3%. The average Tax Deferred Contribution rate will be calculated taking into account all months in the calendar year, even months in which no Tax Deferred Contributions are made.

OTHER SPECIAL RULES: Salaried employees of Weight Watchers International, Inc. who participate in the H. J. Heinz Company Employees Retirement and Savings Plan are not eligible to participate in this Plan.

"EARNINGS" will include special meeting pay earned as a Weight Watchers International, Inc. Service Provider.

Tax-Deferred Contributions and After-Tax Contributions can be made only by Participants in Benefits Eligible status.

Effective May 1, 1994, Benefits Eligible status is granted to Service Providers who conduct an average of 11 meetings per week for a period of three consecutive months. Service Providers who were Benefits Eligible prior to May 1, 1994 will qualify on the basis of seven meetings per week for three consecutive months, for as long as there is no break in Benefits Eligible status. Benefits Eligible status will be continuously monitored; Service Providers who fail to meet the applicable standard will continue to participate in the Plan, but will not be eligible to make Tax-Deferred or After-Tax Contributions until they again qualify as Benefits Eligible.

                                   APPENDIX 1

                HEINZ BAKERY PRODUCTS AT BRIDGEPORT, CONNECTICUT

This Appendix sets forth the specifications under which the H. J. Heinz Company SAVER Plan is made applicable to Employees of Heinz Bakery Products at Bridgeport, Connecticut represented by United Food & Commercial Workers Union, Local 1316.

EFFECTIVE DATE: March 1, 1998

SPECIAL EMPLOYMENT COMMENCEMENT DATE: Not Applicable

SPECIAL ELIGIBILITY PROBATIONARY PERIOD: Ninety days.

MAXIMUM TAX DEFERRED CONTRIBUTION PERCENTAGE: 20%

MAXIMUM AFTER TAX CONTRIBUTION PERCENTAGE: 10%

MAXIMUM COMBINED CONTRIBUTION PERCENTAGE: 20%

MATCHING CONTRIBUTION RATE: Not Applicable.

OTHER SPECIAL RULES:  None.

                                   APPENDIX 2

                 HEINZ BAKERY PRODUCTS AT SWEDESBORO, NEW JERSEY

This Appendix sets forth the specifications under which the H. J. Heinz Company SAVER Plan is made applicable to Employees of Heinz Bakery Products at Swedesboro, New Jersey represented by United Food & Commercial Workers Union, Local 1316.

EFFECTIVE DATE: March 1, 1998

SPECIAL EMPLOYMENT COMMENCEMENT DATE: Not Applicable

SPECIAL ELIGIBILITY PROBATIONARY PERIOD: Ninety days.

MAXIMUM TAX DEFERRED CONTRIBUTION PERCENTAGE: 20%

MAXIMUM AFTER TAX CONTRIBUTION PERCENTAGE: 10%

MAXIMUM COMBINED CONTRIBUTION PERCENTAGE: 20%

MATCHING CONTRIBUTION RATE: Not Applicable.

OTHER SPECIAL RULES:  None.

                                   APPENDIX 3

                                  HEINZ USA AT

                    ALL AMERICAN GOURMET AT ATLANTA, GEORGIA

This Appendix sets forth the specifications under which the H. J. Heinz Company SAVER Plan is made applicable to Employees of Heinz USA at All American Gourmet at Atlanta, Georgia represented by Service Employees International Union, Local 679.

EFFECTIVE DATE: September 1, 1995

SPECIAL EMPLOYMENT COMMENCEMENT DATE: Not Applicable

SPECIAL ELIGIBILITY PROBATIONARY PERIOD: Not Applicable

MAXIMUM TAX DEFERRED CONTRIBUTION PERCENTAGE: 20%

MAXIMUM AFTER TAX CONTRIBUTION PERCENTAGE: Zero Percent

MAXIMUM COMBINED CONTRIBUTION PERCENTAGE: 20%

MATCHING CONTRIBUTION RATE: Not Applicable.

OTHER SPECIAL RULES:  None.

                                   APPENDIX 4

                        HEINZ USA AT BOWLING GREEN, OHIO

This Appendix sets forth the specifications under which the H. J. Heinz Company SAVER Plan is made applicable to Employees of Heinz USA at Bowling Green, Ohio.

EFFECTIVE DATE: January 1, 1993

SPECIAL EMPLOYMENT COMMENCEMENT DATE: Not Applicable

SPECIAL ELIGIBILITY PROBATIONARY PERIOD: Not Applicable.

MAXIMUM TAX DEFERRED CONTRIBUTION PERCENTAGE: 20% (Effective 3/1/94)

MAXIMUM AFTER TAX CONTRIBUTION PERCENTAGE: 10% (Effective 3/1/94)

MAXIMUM COMBINED CONTRIBUTION PERCENTAGE: 20% (Effective 3/1/94)

MATCHING CONTRIBUTION RATE: Effective 3/1/94 50% of Tax Deferred Contributions of up to 3% of Earnings.

NONELECTIVE EMPLOYER CONTRIBUTIONS: The Employer shall contribute on behalf of each Participant Age-Related Contributions the monthly amount of which shall be equal to the applicable percentage (determined on the basis of the Participant's attained age at the end of each month) of the Participant's Earnings for the month, as derived from the following table:


                        YEARS OF ATTAINED AGE:                       CONTRIBUTION RATE:
                        ----------------------                       ------------------
                             Less than 30                                   1.0%
                     At least 30 but less than 35                           1.5%
                     At least 35 but less than 40                           2.0%
                     At least 40 but less than 45                           2.5%
                     At least 45 but less than 50                           3.5%
                     At least 50 but less than 55                           4.5%
                     At least 55 but less than 60                           5.5%
                     At least 60 but less than 65                           8.0%
                              65 and over                                   8.5%

OTHER SPECIAL RULES:  None.

                                   APPENDIX 5

                          HEINZ USA AT ESCALON PACKERS

This Appendix sets forth the specifications under which the H. J. Heinz Company SAVER Plan is made applicable to Employees of Heinz USA at Escalon Packers.

EFFECTIVE DATE: April 1, 1994

SPECIAL EMPLOYMENT COMMENCEMENT DATE: With respect to an individual who was an employee of Escalon Packers on June ___, 1991 and who became an employee of Heinz USA on June ___, 1991 - Original Date of Hire with Escalon Packers. With respect to all other employees of Escalon Packers - Not Applicable.

SPECIAL ELIGIBILITY PROBATIONARY PERIOD: None.

MAXIMUM TAX DEFERRED CONTRIBUTION PERCENTAGE: 20%

MAXIMUM AFTER TAX CONTRIBUTION PERCENTAGE: 10%

MAXIMUM COMBINED CONTRIBUTION PERCENTAGE: 20%

MATCHING CONTRIBUTION RATE: 50% of Tax Deferred Contributions of up to 3% of Earnings.

NONELECTIVE EMPLOYER CONTRIBUTIONS: The Employer shall contribute on behalf of each Participant Age-Related Contributions the monthly amount of which shall be equal to the applicable percentage (determined on the basis of the Participant's attained age at the end of each month) of the Participant's Earnings for the month, as derived from the following table:

                        YEARS OF ATTAINED AGE:                       CONTRIBUTION RATE:
                        ----------------------                       ------------------
                             Less than 30                                   1.0%
                     At least 30 but less than 35                           1.5%
                     At least 35 but less than 40                           2.0%
                     At least 40 but less than 45                           2.5%
                     At least 45 but less than 50                           3.5%
                     At least 50 but less than 55                           4.5%
                     At least 55 but less than 60                           5.5%
                     At least 60 but less than 65                           8.0%
                              65 and over                                   8.5%

OTHER SPECIAL RULES:  None.

                                   APPENDIX 6

                           HEINZ USA AT FREMONT, OHIO

This Appendix sets forth the specifications under which the H. J. Heinz Company SAVER Plan is made applicable to Employees of Heinz USA of Fremont, Ohio.

EFFECTIVE DATE: January 1, 1993

SPECIAL EMPLOYMENT COMMENCEMENT DATE: Not Applicable

SPECIAL ELIGIBILITY PROBATIONARY PERIOD: None.

MAXIMUM TAX DEFERRED CONTRIBUTION PERCENTAGE: 20% (Effective 3/1/94)

MAXIMUM AFTER TAX CONTRIBUTION PERCENTAGE: 10% (Effective 3/1/94)

MAXIMUM COMBINED CONTRIBUTION PERCENTAGE: 20% (Effective 3/1/94)

MATCHING CONTRIBUTION RATE: Effective 3/1/94 50% of Tax Deferred Contributions of up to 3% of Earnings.

NONELECTIVE EMPLOYER CONTRIBUTIONS: The Employer shall contribute on behalf of each Participant Age-Related Contributions the monthly amount of which shall be equal to the applicable percentage (determined on the basis of the Participant's attained age at the end of each month) of the Participant's Earnings for the month, as derived from the following table:

                        YEARS OF ATTAINED AGE:                       CONTRIBUTION RATE:
                        ----------------------                       ------------------
                             Less than 30                                   1.0%
                     At least 30 but less than 35                           1.5%
                     At least 35 but less than 40                           2.0%
                     At least 40 but less than 45                           2.5%
                     At least 45 but less than 50                           3.5%
                     At least 50 but less than 55                           4.5%
                     At least 55 but less than 60                           5.5%
                     At least 60 but less than 65                           8.0%
                              65 and over                                   8.5%

OTHER SPECIAL RULES:  None.

                                   APPENDIX 7

                           HEINZ USA AT FREMONT, OHIO

This Appendix sets forth the specifications under which the H. J. Heinz Company SAVER Plan is made applicable to Employees of Heinz USA at Fremont, Ohio who are represented by United Food & Commercial Workers Union, AFO-CIO & CLC Local 626.

EFFECTIVE DATE: July 1, 1995

SPECIAL EMPLOYMENT COMMENCEMENT DATE: Not Applicable

SPECIAL ELIGIBILITY PROBATIONARY PERIOD: Six months.

MAXIMUM TAX DEFERRED CONTRIBUTION PERCENTAGE: 20%

MAXIMUM AFTER TAX CONTRIBUTION PERCENTAGE: 10%

MAXIMUM COMBINED CONTRIBUTION PERCENTAGE: 20%

MATCHING CONTRIBUTION RATE: Not Applicable.

OTHER SPECIAL RULES:  None.

                                   APPENDIX 8

                           HEINZ USA AT GRAND PRAIRIE

This Appendix sets forth the specifications under which the H. J. Heinz Company SAVER Plan is made applicable to Employees of Heinz USA at Grand Prairie represented by Dallas General Drivers, Warehousemen and Helpers Local 745.

EFFECTIVE DATE: April 1, 1999

SPECIAL EMPLOYMENT COMMENCEMENT DATE: Not Applicable

SPECIAL ELIGIBILITY PROBATIONARY PERIOD: Six months.

MAXIMUM TAX DEFERRED CONTRIBUTION PERCENTAGE: 20%

MAXIMUM AFTER TAX CONTRIBUTION PERCENTAGE: 10%

MAXIMUM COMBINED CONTRIBUTION PERCENTAGE: 20%

MATCHING CONTRIBUTION RATE: 100% of Tax Deferred Contributions of up to 1% of Earnings.

NONELECTIVE EMPLOYER CONTRIBUTIONS: Not Applicable.

OTHER SPECIAL RULES: None.

                                   APPENDIX 9

                         HEINZ USA AT HOLLAND, MICHIGAN

This Appendix sets forth the specifications under which the H. J. Heinz Company SAVER Plan is made applicable to Employees Heinz USA at Holland, Michigan.

EFFECTIVE DATE: January 1, 1993

SPECIAL EMPLOYMENT COMMENCEMENT DATE: Not Applicable

SPECIAL ELIGIBILITY PROBATIONARY PERIOD: Not Applicable.

MAXIMUM TAX DEFERRED CONTRIBUTION PERCENTAGE: 20% (Effective 3/1/94)

MAXIMUM AFTER TAX CONTRIBUTION PERCENTAGE: 10% (Effective 3/1/94)

MAXIMUM COMBINED CONTRIBUTION PERCENTAGE: 20% (Effective 3/1/94)

MATCHING CONTRIBUTION RATE: Effective 3/1/94 50% of Tax Deferred Contributions of up to 3% of Earnings.

NONELECTIVE EMPLOYER CONTRIBUTIONS: The Employer shall contribute on behalf of each Participant Age-Related Contributions the monthly amount of which shall be equal to the applicable percentage (determined on the basis of the Participant's attained age at the end of each month) of the Participant's Earnings for the month, as derived from the following table:

                        YEARS OF ATTAINED AGE:                       CONTRIBUTION RATE:
                        ----------------------                       ------------------
                             Less than 30                                   1.0%
                     At least 30 but less than 35                           1.5%
                     At least 35 but less than 40                           2.0%
                     At least 40 but less than 45                           2.5%
                     At least 45 but less than 50                           3.5%
                     At least 50 but less than 55                           4.5%
                     At least 55 but less than 60                           5.5%
                     At least 60 but less than 65                           8.0%
                              65 and over                                   8.5%

OTHER SPECIAL RULES:  None.

                                   APPENDIX 10

                   HEINZ USA AT KING OF PRUSSIA, PENNSYLVANIA

This Appendix sets forth the specifications under which the H. J. Heinz Company SAVER Plan is made applicable to Employees of Heinz USA at King of Prussia, Pennsylvania represented by Bakers International Union.

EFFECTIVE DATE: July 1, 1994

SPECIAL EMPLOYMENT COMMENCEMENT DATE: Not Applicable

SPECIAL ELIGIBILITY PROBATIONARY PERIOD: One year.

MAXIMUM TAX DEFERRED CONTRIBUTION PERCENTAGE: 20%

MAXIMUM AFTER TAX CONTRIBUTION PERCENTAGE: 10%

MAXIMUM COMBINED CONTRIBUTION PERCENTAGE: 20%

MATCHING CONTRIBUTION RATE: Not Applicable.

OTHER SPECIAL RULES: None.

                                   APPENDIX 11

                    HEINZ USA AT MECHANICSBURG, PENNSYLVANIA

This Appendix sets forth the specifications under which the H. J. Heinz Company SAVER Plan is made applicable to Employees of Heinz USA at Mechanicsburg, Pennsylvania.

EFFECTIVE DATE: January 1, 1993

SPECIAL EMPLOYMENT COMMENCEMENT DATE: Not Applicable

SPECIAL ELIGIBILITY PROBATIONARY PERIOD: Not Applicable

MAXIMUM TAX DEFERRED CONTRIBUTION PERCENTAGE: 20% (Effective 3/1/94)

MAXIMUM AFTER TAX CONTRIBUTION PERCENTAGE: 10% (Effective 3/1/94)

MAXIMUM COMBINED CONTRIBUTION PERCENTAGE: 20% (Effective 3/1/94)

MATCHING CONTRIBUTION RATE: Effective 3/1/94 100% of Tax Deferred Contributions of up to 3% of Earnings.

NONELECTIVE EMPLOYER CONTRIBUTIONS: The Employer shall contribute on behalf of each Participant Age-Related Contributions the monthly amount of which shall be equal to the applicable percentage (determined on the basis of the Participant's attained age at the end of each month) of the Participant's Earnings for the month, as derived from the following table:

                        YEARS OF ATTAINED AGE:                       CONTRIBUTION RATE:
                        ----------------------                       ------------------
                             Less than 30                                   1.0%
                     At least 30 but less than 35                           1.5%
                     At least 35 but less than 40                           2.0%
                     At least 40 but less than 45                           2.5%
                     At least 45 but less than 50                           3.5%
                     At least 50 but less than 55                           4.5%
                     At least 55 but less than 60                           5.5%
                     At least 60 but less than 65                           8.0%
                              65 and over                                   8.5%

OTHER SPECIAL RULES:  None.

                                   APPENDIX 12

                          HEINZ USA AT MUSCATINE, IOWA

This Appendix sets forth the specifications under which the H. J. Heinz Company SAVER Plan is made applicable to Employees of Heinz USA at Muscatine, Iowa represented by United Food & Commercial Workers Union, AFO-CIO & CLC Local 431.

EFFECTIVE DATE: May 1, 1999

SPECIAL EMPLOYMENT COMMENCEMENT DATE: Not Applicable

SPECIAL ELIGIBILITY PROBATIONARY PERIOD: Six months.

MAXIMUM TAX DEFERRED CONTRIBUTION PERCENTAGE: 20%

MAXIMUM AFTER TAX CONTRIBUTION PERCENTAGE: 10%

MAXIMUM COMBINED CONTRIBUTION PERCENTAGE: 20%

MATCHING CONTRIBUTION RATE: Not Applicable.

OTHER SPECIAL RULES:  None.

                                   APPENDIX 13

                         HEINZ USA AT PITTSBURGH FACTORY

This Appendix sets forth the specifications under which the H. J. Heinz Company SAVER Plan is made applicable to Employees of Heinz USA at Pittsburgh Factory represented by United Food & Commercial Workers Union, AFO-CIO & CLC Local 325.

EFFECTIVE DATE: May 1, 1998

SPECIAL EMPLOYMENT COMMENCEMENT DATE: Not Applicable

SPECIAL ELIGIBILITY PROBATIONARY PERIOD: Six months.

MAXIMUM TAX DEFERRED CONTRIBUTION PERCENTAGE: 20%

MAXIMUM AFTER TAX CONTRIBUTION PERCENTAGE: 10%

MAXIMUM COMBINED CONTRIBUTION PERCENTAGE: 20%

MATCHING CONTRIBUTION RATE: Not Applicable.

OTHER SPECIAL RULES: None.

                                   APPENDIX 14

                  HEINZ USA AT PORTION PAC, INC. AT CHATSWORTH

This Appendix sets forth the specifications under which the H. J. Heinz Company SAVER Plan is made applicable to Employees of Heinz USA at Portion Pac, Inc. at Chatsworth and represented by International Brotherhood of Teamsters, Local 986.

EFFECTIVE DATE: May 16, 1994

SPECIAL EMPLOYMENT COMMENCEMENT DATE: With respect to an individual who was an employee of Borden, Inc. on May 15, 1994 and who became an employee of Portion Pac, Inc. on May 16, 1994 - Original Date of Hire with Borden, Inc. With respect to all other employees of Portion Pac, Inc. - Not Applicable.

SPECIAL ELIGIBILITY PROBATIONARY PERIOD: One year.

MAXIMUM TAX DEFERRED CONTRIBUTION PERCENTAGE: 20%

MAXIMUM AFTER TAX CONTRIBUTION PERCENTAGE: Zero Percent

MAXIMUM COMBINED CONTRIBUTION PERCENTAGE: 20%

MATCHING CONTRIBUTION RATE: 50% of Tax Deferred Contributions of up to 5% of Earnings.

NONELECTIVE EMPLOYER CONTRIBUTIONS: Not Applicable

OTHER SPECIAL RULES:  None.

                                   APPENDIX 15

                        HEINZ USA AT STOCKTON, CALIFORNIA

This Appendix sets forth the specifications under which the H. J. Heinz Company SAVER Plan is made applicable to Employees of Heinz USA at Stockton, California.

EFFECTIVE DATE: January 1, 1993

SPECIAL EMPLOYMENT COMMENCEMENT DATE: Not Applicable

SPECIAL ELIGIBILITY PROBATIONARY PERIOD: Not Applicable.

MAXIMUM TAX DEFERRED CONTRIBUTION PERCENTAGE: 20% (Effective 3/1/94)

MAXIMUM AFTER TAX CONTRIBUTION PERCENTAGE: 10% (Effective 3/1/94)

MAXIMUM COMBINED CONTRIBUTION PERCENTAGE: 20% (Effective 3/1/94)

MATCHING CONTRIBUTION RATE: Effective 3/1/94 50% of Tax Deferred Contributions of up to 3% of Earnings.

NONELECTIVE EMPLOYER CONTRIBUTIONS: The Employer shall contribute on behalf of each Participant Age-Related Contributions the monthly amount of which shall be equal to the applicable percentage (determined on the basis of the Participant's attained age at the end of each month) of the Participant's Earnings for the month, as derived from the following table:

                        YEARS OF ATTAINED AGE:                       CONTRIBUTION RATE:
                        ----------------------                       ------------------
                             Less than 30                                   1.0%
                     At least 30 but less than 35                           1.5%
                     At least 35 but less than 40                           2.0%
                     At least 40 but less than 45                           2.5%
                     At least 45 but less than 50                           3.5%
                     At least 50 but less than 55                           4.5%
                     At least 55 but less than 60                           5.5%
                     At least 60 but less than 65                           8.0%
                              65 and over                                   8.5%

OTHER SPECIAL RULES:  None.

                                   APPENDIX 16

                      ORE-IDA FOODS, INC. AT BURLEY, IDAHO

This Appendix sets forth the specifications under which the H. J. Heinz Company SAVER Plan is made applicable to Employees of Ore-Ida Foods, Inc. at Burley, Idaho.

EFFECTIVE DATE: June 1, 1994

SPECIAL EMPLOYMENT COMMENCEMENT DATE: Not Applicable

SPECIAL ELIGIBILITY PROBATIONARY PERIOD: Three Months.

MAXIMUM TAX DEFERRED CONTRIBUTION PERCENTAGE: 20%

MAXIMUM AFTER TAX CONTRIBUTION PERCENTAGE: 10%

MAXIMUM COMBINED CONTRIBUTION PERCENTAGE: 20%

MATCHING CONTRIBUTION RATE: 50% of Tax Deferred Contributions of up to 5% of Earnings.

NONELECTIVE EMPLOYER CONTRIBUTIONS: The Employer shall contribute on behalf of each Participant Age-Related Contributions the monthly amount of which shall be equal to the applicable percentage (determined on the basis of the Participant's attained age at the end of each month) of the Participant's Earnings for the month, as derived from the following table:

                        YEARS OF ATTAINED AGE:                       CONTRIBUTION RATE:
                        ----------------------                       ------------------
                             Less than 30                                   1.0%
                     At least 30 but less than 35                           1.5%
                     At least 35 but less than 40                           2.0%
                     At least 40 but less than 45                           2.5%
                     At least 45 but less than 50                           3.5%
                     At least 50 but less than 55                           4.5%
                     At least 55 but less than 60                           5.5%
                     At least 60 but less than 65                           8.0%
                              65 and over                                   8.5%

OTHER SPECIAL RULES:  None.

                                   APPENDIX 17

                 ORE-IDA FOODS, INC. AT FT. ATKINSON, WISCONSIN

This Appendix sets forth the specifications under which the H. J. Heinz Company SAVER Plan is made applicable to Employees at Ore-Ida Foods, Inc. at Ft. Atkinson, Wisconsin.

EFFECTIVE DATE: July 1, 1993

SPECIAL EMPLOYMENT COMMENCEMENT DATE: With respect to an individual who was an employee of The Food Service Products Company of The Clorox Company on June 27, 1993 and who became an employee of Ore-Ida Foods, Inc. on June 28, 1993 - Original Date of Hire with The Food Service Products Company of The Clorox Company. With respect to all other employees of Ore-Ida Foods, Inc. at Ft. Atkinson, Wisconsin - Not Applicable.

SPECIAL ELIGIBILITY PROBATIONARY PERIOD: Three months.

MAXIMUM TAX DEFERRED CONTRIBUTION PERCENTAGE: 20% (Effective 11/1/93)

MAXIMUM AFTER TAX CONTRIBUTION PERCENTAGE: 10% (Effective 11/1/93)

MAXIMUM COMBINED CONTRIBUTION PERCENTAGE: 20% (Effective 11/1/93)

MATCHING CONTRIBUTION RATE: Effective 11/1/93 50% of Tax Deferred Contributions of up to 5% of Earnings.

NONELECTIVE EMPLOYER CONTRIBUTIONS: The Employer shall contribute on behalf of each Participant Age-Related Contributions the monthly amount of which shall be equal to the applicable percentage (determined on the basis of the Participant's attained age at the end of each month) of the Participant's Earnings for the month, as derived from the following table:

                        YEARS OF ATTAINED AGE:                       CONTRIBUTION RATE:
                        ----------------------                       ------------------
                             Less than 30                                   1.0%
                     At least 30 but less than 35                           1.5%
                     At least 35 but less than 40                           2.0%
                     At least 40 but less than 45                           2.5%
                     At least 45 but less than 50                           3.5%
                     At least 50 but less than 55                           4.5%
                     At least 55 but less than 60                           5.5%
                     At least 60 but less than 65                           8.0%
                              65 and over                                   8.5%

OTHER SPECIAL RULES:  None.

                                   APPENDIX 18

                  ORE-IDA FOODS, INC. AT GRAND ISLAND, NEBRASKA

This Appendix sets forth the specifications under which the H. J. Heinz Company SAVER Plan is made applicable to Employees of Ore-Ida Foods, Inc. at Grand Island, Nebraska.

EFFECTIVE DATE: January 1, 1993

SPECIAL EMPLOYMENT COMMENCEMENT DATE: With respect to an individual who was an employee of JL Foods, Inc. on August 22, 1991 and who became an employee of Ore-Ida Foods, Inc. on August 23, 1991 - Original Date of Hire with JL Foods, Inc. With respect to all other employees of Ore-Ida Foods, Inc. at Grand Island, Nebraska - Not Applicable.

SPECIAL ELIGIBILITY PROBATIONARY PERIOD: Three months.

MAXIMUM TAX DEFERRED CONTRIBUTION PERCENTAGE: Zero Percent

MAXIMUM AFTER TAX CONTRIBUTION PERCENTAGE: Zero Percent

MAXIMUM COMBINED CONTRIBUTION PERCENTAGE: Zero Percent

MATCHING CONTRIBUTION RATE: Not applicable.

NONELECTIVE EMPLOYER CONTRIBUTIONS: The Employer shall contribute on behalf of each Participant Age-Related Contributions the monthly amount of which shall be equal to the applicable percentage (determined on the basis of the Participant's attained age at the end of each month) of the Participant's Earnings for the month, as derived from the following table:

                        YEARS OF ATTAINED AGE:                       CONTRIBUTION RATE:
                        ----------------------                       ------------------
                             Less than 30                                   1.0%
                     At least 30 but less than 35                           1.5%
                     At least 35 but less than 40                           2.0%
                     At least 40 but less than 45                           2.5%
                     At least 45 but less than 50                           3.5%
                     At least 50 but less than 55                           4.5%
                     At least 55 but less than 60                           5.5%
                     At least 60 but less than 65                           8.0%
                              65 and over                                   8.5%

OTHER SPECIAL RULES: Age-Related Contributions shall be made on a monthly basis, except that contributions for January 1993 through April 1993 shall be made after April 30, 1993.

                                   APPENDIX 19

                     ORE-IDA FOODS, INC. AT ONTARIO, OREGON

This Appendix sets forth the specifications under which the H. J. Heinz Company SAVER Plan is made applicable to Employees of Ore-Ida Foods, Inc. at Ontario, Oregon.

EFFECTIVE DATE: June 1, 1994

SPECIAL EMPLOYMENT COMMENCEMENT DATE: Not Applicable

SPECIAL ELIGIBILITY PROBATIONARY PERIOD: Three months.

MAXIMUM TAX DEFERRED CONTRIBUTION PERCENTAGE: 20%

MAXIMUM AFTER TAX CONTRIBUTION PERCENTAGE: 10%

MAXIMUM COMBINED CONTRIBUTION PERCENTAGE: 20%

MATCHING CONTRIBUTION RATE: 50% of Tax Deferred Contributions of up to 5% of Earnings.

NONELECTIVE EMPLOYER CONTRIBUTIONS: The Employer shall contribute on behalf of each Participant Age-Related Contributions the monthly amount of which shall be equal to the applicable percentage (determined on the basis of the Participant's attained age at the end of each month) of the Participant's Earnings for the month, as derived from the following table:

                        YEARS OF ATTAINED AGE:                       CONTRIBUTION RATE:
                        ----------------------                       ------------------
                             Less than 30                                   1.0%
                     At least 30 but less than 35                           1.5%
                     At least 35 but less than 40                           2.0%
                     At least 40 but less than 45                           2.5%
                     At least 45 but less than 50                           3.5%
                     At least 50 but less than 55                           4.5%
                     At least 55 but less than 60                           5.5%
                     At least 60 but less than 65                           8.0%
                              65 and over                                   8.5%

OTHER SPECIAL RULES:  None.

                                   APPENDIX 20

                    ORE-IDA FOODS, INC. AT PLOVER, WISCONSIN

This Appendix sets forth the specifications under which the H. J. Heinz Company SAVER Plan is made applicable to Employees of Ore-Ida Foods, Inc. at Plover, Wisconsin.

EFFECTIVE DATE: January 1, 1993

SPECIAL EMPLOYMENT COMMENCEMENT DATE: Not Applicable

SPECIAL ELIGIBILITY PROBATIONARY PERIOD: Three months.

MAXIMUM TAX DEFERRED CONTRIBUTION PERCENTAGE: 20% (Effective 6/1/94)

MAXIMUM AFTER TAX CONTRIBUTION PERCENTAGE: 10% (Effective 6/1/94)

MAXIMUM COMBINED CONTRIBUTION PERCENTAGE: 20% (Effective 6/1/94)

MATCHING CONTRIBUTION RATE: Effective 6/1/94 50% of Tax Deferred Contributions of up to 5% of Earnings.

NONELECTIVE EMPLOYER CONTRIBUTIONS: The Employer shall contribute on behalf of each Participant Age-Related Contributions the monthly amount of which shall be equal to the applicable percentage (determined on the basis of the Participant's attained age at the end of each month) of the Participant's Earnings for the month, as derived from the following table:


                        YEARS OF ATTAINED AGE:                       CONTRIBUTION RATE:
                        ----------------------                       ------------------
                             Less than 30                                   1.0%
                     At least 30 but less than 35                           1.5%
                     At least 35 but less than 40                           2.0%
                     At least 40 but less than 45                           2.5%
                     At least 45 but less than 50                           3.5%
                     At least 50 but less than 55                           4.5%
                     At least 55 but less than 60                           5.5%
                     At least 60 but less than 65                           8.0%
                              65 and over                                   8.5%

OTHER SPECIAL RULES:  None.

                                   APPENDIX 21

                   ORE-IDA FOODS, INC. AT RICE LAKE, WISCONSIN

This Appendix sets forth the specifications under which the H. J. Heinz Company SAVER Plan is made applicable to Employees at Ore-Ida Foods, Inc. at Rice Lake, Wisconsin.

EFFECTIVE DATE: July 1, 1993

SPECIAL EMPLOYMENT COMMENCEMENT DATE: With respect to an individual who was an employee of The Food Service Products Company of The Clorox Company on June 27, 1993 and who became an employee of Ore-Ida Foods, Inc. on June 28, 1993 - Original Date of Hire with The Food Service Products Company of The Clorox Company. With respect to all other employees of Ore-Ida Foods, Inc. at Rice Lake, Wisconsin - Not Applicable.

SPECIAL ELIGIBILITY PROBATIONARY PERIOD: Three months.

MAXIMUM TAX DEFERRED CONTRIBUTION PERCENTAGE: 20% (Effective 11/1/93)

MAXIMUM AFTER TAX CONTRIBUTION PERCENTAGE: 10% (Effective 11/1/93)

MAXIMUM COMBINED CONTRIBUTION PERCENTAGE: 20% (Effective 11/1/93)

MATCHING CONTRIBUTION RATE: Effective 11/1/93 50% of Tax Deferred Contributions of up to 5% of Earnings.

NONELECTIVE EMPLOYER CONTRIBUTIONS: The Employer shall contribute on behalf of each Participant Age-Related Contributions the monthly amount of which shall be equal to the applicable percentage (determined on the basis of the Participant's attained age at the end of each month) of the Participant's Earnings for the month, as derived from the following table:

                        YEARS OF ATTAINED AGE:                       CONTRIBUTION RATE:
                        ----------------------                       ------------------
                             Less than 30                                   1.0%
                     At least 30 but less than 35                           1.5%
                     At least 35 but less than 40                           2.0%
                     At least 40 but less than 45                           2.5%
                     At least 45 but less than 50                           3.5%
                     At least 50 but less than 55                           4.5%
                     At least 55 but less than 60                           5.5%
                     At least 60 but less than 65                           8.0%
                              65 and over                                   8.5%

OTHER SPECIAL RULES:  None.

                                   APPENDIX 22

                       PORTION PAC, INC. AT DALLAS, TEXAS

This Appendix sets forth the specifications under which the H. J. Heinz Company SAVER Plan is made applicable to Employees of Portion Pac, Inc. at Dallas, Texas.

EFFECTIVE DATE: May 1, 1993

SPECIAL EMPLOYMENT COMMENCEMENT DATE: With respect to an individual who was an employee of Borden, Inc. on May 15, 1994 and who became an employee of Portion Pac, Inc. on May 16, 1994 - Original Date of Hire with Borden, Inc. With respect to all other employees of Portion Pac, Inc. - Not Applicable.

SPECIAL ELIGIBILITY PROBATIONARY PERIOD: Ninety days.

MAXIMUM TAX DEFERRED CONTRIBUTION PERCENTAGE: 20%

MAXIMUM AFTER TAX CONTRIBUTION PERCENTAGE: 10%

MAXIMUM COMBINED CONTRIBUTION PERCENTAGE: 20%

MATCHING CONTRIBUTION RATE: 100% of Tax Deferred Contributions of up to 3% of Earnings.

NONELECTIVE EMPLOYER CONTRIBUTIONS: Discretionary Supplemental Contributions, allocable to Participants employed by Portion Pac Inc. on last day of Plan Year.

OTHER SPECIAL RULES:  None.

                                   APPENDIX 23

                   PORTION PAC, INC. AT JACKSONVILLE, FLORIDA

This Appendix sets forth the specifications under which the H. J. Heinz Company SAVER Plan is made applicable to Employees of Portion Pac, Inc. at Jacksonville, Florida.

EFFECTIVE DATE: August 1, 1996

SPECIAL EMPLOYMENT COMMENCEMENT DATE: With respect to an individual who was an employee of Borden, Inc. on May 15, 1994 and who became an employee of Portion Pac, Inc. on May 16, 1994 - Original Date of Hire with Borden, Inc. With respect to all other employees of Portion Pac, Inc. - Not Applicable.

SPECIAL ELIGIBILITY PROBATIONARY PERIOD: Ninety days.

MAXIMUM TAX DEFERRED CONTRIBUTION PERCENTAGE: 20%

MAXIMUM AFTER TAX CONTRIBUTION PERCENTAGE: 10%

MAXIMUM COMBINED CONTRIBUTION PERCENTAGE: 20%

MATCHING CONTRIBUTION RATE: 100% of Tax Deferred Contributions of up to 3% of Earnings.

NONELECTIVE EMPLOYER CONTRIBUTIONS: Discretionary Supplemental Contributions, allocable to Participants employed by Portion Pac Inc. on last day of Plan Year.

OTHER SPECIAL RULES:  None.

                                   APPENDIX 24

           STAR-KIST FOODS, INC. AT BILOXI AND PASCAGOULA, MISSISSIPPI

This Appendix sets forth the specifications under which the H. J. Heinz Company SAVER Plan is made applicable to Employees of Star-Kist Foods, Inc. at Biloxi and Pascagoula, Mississippi.

EFFECTIVE DATE: April 1, 1988

SPECIAL EMPLOYMENT COMMENCEMENT DATE: Not Applicable

SPECIAL ELIGIBILITY PROBATIONARY PERIOD: Ninety days.

MAXIMUM TAX DEFERRED CONTRIBUTION PERCENTAGE: 20%

MAXIMUM AFTER TAX CONTRIBUTION PERCENTAGE: 10%

MAXIMUM COMBINED CONTRIBUTION PERCENTAGE: 20%

MATCHING CONTRIBUTION RATE: 50% of Tax Deferred Contributions of up to 6% of Earnings.

NONELECTIVE EMPLOYER CONTRIBUTIONS: None.

OTHER SPECIAL RULES: None.

                                   APPENDIX 25

                   STAR-KIST FOODS, INC. AT KANKAKEE, ILLINOIS

This Appendix sets forth the specifications under which the H. J. Heinz Company SAVER Plan is made applicable to Employees of Star-Kist Foods, Inc. at Kankakee, Illinois.

EFFECTIVE DATE: March 15, 1995

SPECIAL EMPLOYMENT COMMENCEMENT DATE: With respect to an individual who was an employee of The Quaker Oats Company or Gaines Foods, Inc. on March 13, 1995 and who became an employee of Star-Kist Foods, Inc. on March 14, 1995 - Original Date of Hire with The Quaker Oats Company or Gaines Foods, Inc. With respect to all other employees of Star-Kist Foods, Inc. at Kankakee, Illinois - Not Applicable.

SPECIAL ELIGIBILITY PROBATIONARY PERIOD: First of month.

MAXIMUM TAX DEFERRED CONTRIBUTION PERCENTAGE: 20% (Effective 6/1/95)

MAXIMUM AFTER TAX CONTRIBUTION PERCENTAGE: 10% (Effective 6/1/95)

MAXIMUM COMBINED CONTRIBUTION PERCENTAGE: 20% (Effective 6/1/95)

MATCHING CONTRIBUTION RATE: Effective 6/1/95 50% of Tax Deferred Contributions of up to 6% of Earnings.

NONELECTIVE EMPLOYER CONTRIBUTIONS: The Employer shall contribute on behalf of each Participant Age-Related Contributions the monthly amount of which shall be equal to the applicable percentage (determined on the basis of the Participant's attained age at the end of each month) of the Participant's Earnings for the month, as derived from the following table:

                        YEARS OF ATTAINED AGE:                       CONTRIBUTION RATE:
                        ----------------------                       ------------------
                             Less than 30                                   1.0%
                     At least 30 but less than 35                           1.5%
                     At least 35 but less than 40                           2.0%
                     At least 40 but less than 45                           2.5%
                     At least 45 but less than 50                           3.5%
                     At least 50 but less than 55                           4.5%
                     At least 55 but less than 60                           5.5%
                     At least 60 but less than 65                           8.0%
                              65 and over                                   8.5%

OTHER SPECIAL RULES:  None.

                                   APPENDIX 26

                     STAR-KIST FOODS, INC. AT NATURES RECIPE

This Appendix sets forth the specifications under which the H. J. Heinz Company SAVER Plan is made applicable to Employees of Star-Kist Foods, Inc. at Natures Recipe.

EFFECTIVE DATE: May 1, 1996

SPECIAL EMPLOYMENT COMMENCEMENT DATE: Not Applicable

SPECIAL ELIGIBILITY PROBATIONARY PERIOD: None.

MAXIMUM TAX DEFERRED CONTRIBUTION PERCENTAGE: 20%

MAXIMUM AFTER TAX CONTRIBUTION PERCENTAGE: 10%

MAXIMUM COMBINED CONTRIBUTION PERCENTAGE: 20%

MATCHING CONTRIBUTION RATE: 50% of Tax Deferred Contributions of up to 6% of Earnings.

NONELECTIVE EMPLOYER CONTRIBUTIONS: The Employer shall contribute on behalf of each Participant Age-Related Contributions the monthly amount of which shall be equal to the applicable percentage (determined on the basis of the Participant's attained age at the end of each month) of the Participant's Earnings for the month, as derived from the following table:

                        YEARS OF ATTAINED AGE:                       CONTRIBUTION RATE:
                        ----------------------                       ------------------
                             Less than 30                                   1.0%
                     At least 30 but less than 35                           1.5%
                     At least 35 but less than 40                           2.0%
                     At least 40 but less than 45                           2.5%
                     At least 45 but less than 50                           3.5%
                     At least 50 but less than 55                           4.5%
                     At least 55 but less than 60                           5.5%
                     At least 60 but less than 65                           8.0%
                              65 and over                                   8.5%

OTHER SPECIAL RULES:  None.

                                   APPENDIX 27

                     STAR-KIST FOODS, INC. AT TOPEKA, KANSAS

This Appendix sets forth the specifications under which the H. J. Heinz Company SAVER Plan is made applicable to Employees of Star-Kist Foods, Inc. at Topeka, Kansas.

EFFECTIVE DATE: March 15, 1995

SPECIAL EMPLOYMENT COMMENCEMENT DATE: With respect to an individual who was an employee of The Quaker Oats Company or Gaines Foods, Inc. on March 13, 1995 and who became an employee of Star-Kist Foods, Inc. on March 14, 1995 - Original Date of Hire with The Quaker Oats Company or Gaines Foods, Inc. With respect to all other employees of Star-Kist Foods, Inc. at Topeka, Kansas - Not Applicable.

SPECIAL ELIGIBILITY PROBATIONARY PERIOD: None.

MAXIMUM TAX DEFERRED CONTRIBUTION PERCENTAGE: 20% (Effective 6/1/95)

MAXIMUM AFTER TAX CONTRIBUTION PERCENTAGE: 10% (Effective 6/1/95)

MAXIMUM COMBINED CONTRIBUTION PERCENTAGE: 20% (Effective 6/1/95)

MATCHING CONTRIBUTION RATE: Effective 6/1/95 50% of Tax Deferred Contributions of up to 6% of Earnings.

NONELECTIVE EMPLOYER CONTRIBUTIONS: The Employer shall contribute on behalf of each Participant Age-Related Contributions the monthly amount of which shall be equal to the applicable percentage (determined on the basis of the Participant's attained age at the end of each month) of the Participant's Earnings for the month, as derived from the following table:

                        YEARS OF ATTAINED AGE:                       CONTRIBUTION RATE:
                        ----------------------                       ------------------
                             Less than 30                                   1.0%
                     At least 30 but less than 35                           1.5%
                     At least 35 but less than 40                           2.0%
                     At least 40 but less than 45                           2.5%
                     At least 45 but less than 50                           3.5%
                     At least 50 but less than 55                           4.5%
                     At least 55 but less than 60                           5.5%
                     At least 60 but less than 65                           8.0%
                              65 and over                                   8.5%

OTHER SPECIAL RULES: Age-Related Contributions shall be made on a monthly basis, except that the contributions for March, 1995 and April, 1995 shall be made after April 30, 1995.

                                   APPENDIX 28

                     STAR-KIST FOODS, INC. AT WEIRTON, OHIO

This Appendix sets forth the specifications under which the H. J. Heinz Company SAVER Plan is made applicable to Employees of Star-Kist Foods, Inc at Weirton, Ohio represented by United Food & Commercial Workers Union, AFO-CIO & CLC Local 325.

EFFECTIVE DATE: November 1, 1996

SPECIAL EMPLOYMENT COMMENCEMENT DATE: Not Applicable

SPECIAL ELIGIBILITY PROBATIONARY PERIOD: Six months.

MAXIMUM TAX DEFERRED CONTRIBUTION PERCENTAGE: 20%

MAXIMUM AFTER TAX CONTRIBUTION PERCENTAGE: 10%

MAXIMUM COMBINED CONTRIBUTION PERCENTAGE: 20%

MATCHING CONTRIBUTION RATE: Not Applicable.

OTHER SPECIAL RULES: None.

                                   APPENDIX 29

WEIGHT WATCHERS GOURMET FOOD COMPANY AT BLOOMSBURG, PENNSYLVANIA

This Appendix sets forth the specifications under which the H. J. Heinz Company SAVER Plan is made applicable to Employees of Weight Watchers Gourmet Food Company at Bloomsburg, Pennsylvania.

EFFECTIVE DATE: July 1, 1993

SPECIAL EMPLOYMENT COMMENCEMENT DATE: With respect to an individual who was an employee of The Food Service Products Company of The Clorox Company on June 27, 1993 and who became an employee of Ore-Ida Foods, Inc. on June 28, 1993 - Original Date of Hire with The Food Service Products Company of The Clorox Company. With respect to all other employees of Weight Watchers Gourmet Food Company at Bloomsburg, Pennsylvania - Not Applicable.

SPECIAL ELIGIBILITY PROBATIONARY PERIOD: Three months.

MAXIMUM TAX DEFERRED CONTRIBUTION PERCENTAGE: 20% (Effective 11/1/93)

MAXIMUM AFTER TAX CONTRIBUTION PERCENTAGE: 10% (Effective 11/1/93)

MAXIMUM COMBINED CONTRIBUTION PERCENTAGE: 20% (Effective 11/1/93)

MATCHING CONTRIBUTION RATE: Effective 11/1/93 50% of Tax Deferred Contributions of up to 5% of Earnings.

NONELECTIVE EMPLOYER CONTRIBUTIONS: The Employer shall contribute on behalf of each Participant Age-Related Contributions the monthly amount of which shall be equal to the applicable percentage (determined on the basis of the Participant's attained age at the end of each month) of the Participant's Earnings for the month, as derived from the following table:

                        YEARS OF ATTAINED AGE:                       CONTRIBUTION RATE:
                        ----------------------                       ------------------
                             Less than 30                                   1.0%
                     At least 30 but less than 35                           1.5%
                     At least 35 but less than 40                           2.0%
                     At least 40 but less than 45                           2.5%
                     At least 45 but less than 50                           3.5%
                     At least 50 but less than 55                           4.5%
                     At least 55 but less than 60                           5.5%
                     At least 60 but less than 65                           8.0%
                              65 and over                                   8.5%

OTHER SPECIAL RULES:  None.

                                   APPENDIX 30

             WEIGHT WATCHERS GOURMET FOOD COMPANY AT MASSILLON, OHIO

This Appendix sets forth the specifications under which the H. J. Heinz Company SAVER Plan is made applicable to non-union hourly Employees of Weight Watchers Gourmet Food Company at Massillon, Ohio.

EFFECTIVE DATE: January 1, 1993

SPECIAL EMPLOYMENT COMMENCEMENT DATE: Not Applicable

SPECIAL ELIGIBILITY PROBATIONARY PERIOD: Three months

MAXIMUM TAX DEFERRED CONTRIBUTION PERCENTAGE: Zero Percent

MAXIMUM AFTER TAX CONTRIBUTION PERCENTAGE: Zero Percent

MAXIMUM COMBINED CONTRIBUTION PERCENTAGE: Zero Percent

MATCHING CONTRIBUTION RATE: Not applicable.

NONELECTIVE EMPLOYER CONTRIBUTIONS: The Employer shall contribute on behalf of each Participant Age-Related Contributions the monthly amount of which shall be equal to the applicable percentage (determined on the basis of the Participant's attained age at the end of each month) of the Participant's Earnings for the month, as derived from the following table:

                        YEARS OF ATTAINED AGE:                       CONTRIBUTION RATE:
                        ----------------------                       ------------------
                             Less than 30                                   1.0%
                     At least 30 but less than 35                           1.5%
                     At least 35 but less than 40                           2.0%
                     At least 40 but less than 45                           2.5%
                     At least 45 but less than 50                           3.5%
                     At least 50 but less than 55                           4.5%
                     At least 55 but less than 60                           5.5%
                     At least 60 but less than 65                           8.0%
                              65 and over                                   8.5%

OTHER SPECIAL RULES: Age-Related Contributions shall be made on a monthly basis, except that contributions for January 1993 through April 1993 shall be made after April 30, 1993.

                                   APPENDIX 31

             WEIGHT WATCHERS GOURMET FOOD COMPANY AT MASSILLON, OHIO

This Appendix sets forth the specifications under which the H. J. Heinz Company SAVER Plan is made applicable to Employees of Weight Watchers Gourmet Food Company at Massillon, Ohio represented by United Food & Commercial Workers Union AFL-CIO & CLC Local 17A.

EFFECTIVE DATE: January 1, 1993

SPECIAL EMPLOYMENT COMMENCEMENT DATE: Not Applicable

SPECIAL ELIGIBILITY PROBATIONARY PERIOD: Three months.

MAXIMUM TAX DEFERRED CONTRIBUTION PERCENTAGE: 20% (Effective 7/1/99)

MAXIMUM AFTER TAX CONTRIBUTION PERCENTAGE: 10% (Effective 7/1/99)

MAXIMUM COMBINED CONTRIBUTION PERCENTAGE: 20% (Effective 7/1/99)

MATCHING CONTRIBUTION RATE: Effective 12/1/99 100% of Tax Deferred Contributions of up to 1% of Earnings. Effective 1/1/01 100% of Tax Deferred Contributions of up to 2% of Earnings.

NONELECTIVE EMPLOYER CONTRIBUTIONS: The Employer shall contribute on behalf of each Participant Age-Related Contributions the monthly amount of which shall be equal to the applicable percentage (determined on the basis of the Participant's attained age at the end of each month) of the Participant's Earnings for the month, as derived from the following table:

                        YEARS OF ATTAINED AGE:                       CONTRIBUTION RATE:
                        ----------------------                       ------------------
                             Less than 30                                   1.0%
                     At least 30 but less than 35                           1.5%
                     At least 35 but less than 40                           2.0%
                     At least 40 but less than 45                           2.5%
                     At least 45 but less than 50                           3.5%
                     At least 50 but less than 55                           4.5%
                     At least 55 but less than 60                           5.5%
                     At least 60 but less than 65                           8.0%
                              65 and over                                   8.5%

OTHER SPECIAL RULES:  None.

                                   APPENDIX 32

               IMPRESS U.S.A, INC. AT TERMINAL ISLAND, CALIFORNIA

This Appendix sets forth the specifications under which the H. J. Heinz Company SAVER Plan is made applicable to Employees of Impress U.S.A, Inc. at Terminal Island, California.

EFFECTIVE DATE: August 13, 2000

SPECIAL EMPLOYMENT COMMENCEMENT DATE: Not Applicable

SPECIAL ELIGIBILITY PROBATIONARY PERIOD: None.

MAXIMUM TAX DEFERRED CONTRIBUTION PERCENTAGE: 20%

MAXIMUM AFTER TAX CONTRIBUTION PERCENTAGE: 10%

MAXIMUM COMBINED CONTRIBUTION PERCENTAGE: 20%

MATCHING CONTRIBUTION RATE: 50% of Tax Deferred Contributions of up to 5% of Earnings.

NONELECTIVE EMPLOYER CONTRIBUTIONS: The Employer shall contribute on behalf of each Participant Age-Related Contributions the monthly amount of which shall be equal to the applicable percentage (determined on the basis of the Participant's attained age at the end of each month) of the Participant's Earnings for the month, as derived from the following table:

                        YEARS OF ATTAINED AGE:                       CONTRIBUTION RATE:
                        ----------------------                       ------------------
                             Less than 30                                   1.0%
                     At least 30 but less than 35                           1.5%
                     At least 35 but less than 40                           2.0%
                     At least 40 but less than 45                           2.5%
                     At least 45 but less than 50                           3.5%
                     At least 50 but less than 55                           4.5%
                     At least 55 but less than 60                           5.5%
                     At least 60 but less than 65                           8.0%
                              65 and over                                   8.5%

OTHER SPECIAL RULES:  None.

                                   APPENDIX 33

                       IMPRESS PACKAGING PUERTO RICO INC.

This Appendix sets forth the specifications under which the H. J. Heinz Company SAVER Plan is made applicable to Employees of Impress Packaging Puerto Rico Inc.

EFFECTIVE DATE: August 13, 2000

SPECIAL EMPLOYMENT COMMENCEMENT DATE: Not Applicable

SPECIAL ELIGIBILITY PROBATIONARY PERIOD: Ninety days.

MAXIMUM TAX DEFERRED CONTRIBUTION PERCENTAGE: Zero Percent

MAXIMUM AFTER TAX CONTRIBUTION PERCENTAGE: Zero Percent

MAXIMUM COMBINED CONTRIBUTION PERCENTAGE: Zero Percent

MATCHING CONTRIBUTION RATE: Not applicable.

NONELECTIVE EMPLOYER CONTRIBUTIONS: The Employer shall contribute on behalf of each Participant Age-Related Contributions the monthly amount of which shall be equal to the applicable percentage (determined on the basis of the Participant's attained age at the end of each month) of the Participant's Earnings for the month, as derived from the following table:

                        YEARS OF ATTAINED AGE:                       CONTRIBUTION RATE:
                        ----------------------                       ------------------
                             Less than 30                                   1.0%
                     At least 30 but less than 35                           1.5%
                     At least 35 but less than 40                           2.0%
                     At least 40 but less than 45                           2.5%
                     At least 45 but less than 50                           3.5%
                     At least 50 but less than 55                           4.5%
                     At least 55 but less than 60                           5.5%
                     At least 60 but less than 65                           8.0%
                              65 and over                                   8.5%

OTHER SPECIAL RULES: Age-Related Contributions shall be made on a monthly basis.

                                   APPENDIX 34

                 IMPRESS U.S.A, INC. AT BLOOMSBURG, PENNSYLVANIA

This Appendix sets forth the specifications under which the H. J. Heinz Company SAVER Plan is made applicable to Employees of Impress U.S.A, Inc. at Bloomsburg, Pennsylvania.

EFFECTIVE DATE: August 13, 2000

SPECIAL EMPLOYMENT COMMENCEMENT DATE: Not Applicable

SPECIAL ELIGIBILITY PROBATIONARY PERIOD: None.

MAXIMUM TAX DEFERRED CONTRIBUTION PERCENTAGE: 20%

MAXIMUM AFTER TAX CONTRIBUTION PERCENTAGE: 10%

MAXIMUM COMBINED CONTRIBUTION PERCENTAGE: 20%

MATCHING CONTRIBUTION RATE: 50% of Tax Deferred Contributions of up to 6% of Earnings.

NONELECTIVE EMPLOYER CONTRIBUTIONS: The Employer shall contribute on behalf of each Participant Age-Related Contributions the monthly amount of which shall be equal to the applicable percentage (determined on the basis of the Participant's attained age at the end of each month) of the Participant's Earnings for the month, as derived from the following table:

                        YEARS OF ATTAINED AGE:                       CONTRIBUTION RATE:
                        ----------------------                       ------------------
                             Less than 30                                   1.0%
                     At least 30 but less than 35                           1.5%
                     At least 35 but less than 40                           2.0%
                     At least 40 but less than 45                           2.5%
                     At least 45 but less than 50                           3.5%
                     At least 50 but less than 55                           4.5%
                     At least 55 but less than 60                           5.5%
                     At least 60 but less than 65                           8.0%
                              65 and over                                   8.5%

OTHER SPECIAL RULES: None.

                                   APPENDIX 35

               IMPRESS U.S.A, INC. AT TERMINAL ISLAND, CALIFORNIA

This Appendix sets forth the specifications under which the H. J. Heinz Company SAVER Plan is made applicable to Employees of Impress U.S.A, Inc. at Terminal Island, California represented by United Industrial Workers Union.

EFFECTIVE DATE: August 13, 2000

SPECIAL EMPLOYMENT COMMENCEMENT DATE: Not Applicable

SPECIAL ELIGIBILITY PROBATIONARY PERIOD: One thousand hours.

MAXIMUM TAX DEFERRED CONTRIBUTION PERCENTAGE: 20%

MAXIMUM AFTER TAX CONTRIBUTION PERCENTAGE: 10%

MAXIMUM COMBINED CONTRIBUTION PERCENTAGE: 20%

MATCHING CONTRIBUTION RATE: 15% of Tax Deferred Contributions of up to 5% of Earnings.

NONELECTIVE EMPLOYER CONTRIBUTIONS: None.

OTHER SPECIAL RULES:


                                                                                                     VESTING
     VESTING OF MATCHING CONTRIBUTIONS:                                     SERVICE                 PERCENTAGE
                                                                            -------                 ----------
                                                                       Less than 5 years                0%

                                                                    5 or more years, in any            100%
                                                                      event 100% vested on
                                                                      attainment of age 65

                                   APPENDIX 36

                      IMPRESS U.S.A, INC. AT WEIRTON, OHIO

This Appendix sets forth the specifications under which the H. J. Heinz Company SAVER Plan is made applicable to Employees of Impress U.S.A, Inc. at Weirton, Ohio represented by United Food & Commercial Workers Union, AFO-CIO & CLC Local 325.

EFFECTIVE DATE: August 13, 2000

SPECIAL EMPLOYMENT COMMENCEMENT DATE: Not Applicable

SPECIAL ELIGIBILITY PROBATIONARY PERIOD: Six months.

MAXIMUM TAX DEFERRED CONTRIBUTION PERCENTAGE: 20%

MAXIMUM AFTER TAX CONTRIBUTION PERCENTAGE: 10%

MAXIMUM COMBINED CONTRIBUTION PERCENTAGE: 20%

MATCHING CONTRIBUTION RATE: Not Applicable.

OTHER SPECIAL RULES: None.

                                   APPENDIX 37

                                THERMO PAC, INC.

This Appendix sets forth the specifications under which the H. J. Heinz Company SAVER Plan is made applicable to Employees of Thermo Pac, Inc.

EFFECTIVE DATE: January 1, 2001

SPECIAL EMPLOYMENT COMMENCEMENT DATE: Not Applicable

SPECIAL ELIGIBILITY PROBATIONARY PERIOD: None.

MAXIMUM TAX DEFERRED CONTRIBUTION PERCENTAGE: 20%

MAXIMUM AFTER TAX CONTRIBUTION PERCENTAGE: 10%

MAXIMUM COMBINED CONTRIBUTION PERCENTAGE: 20%

MATCHING CONTRIBUTION RATE: 100% of Tax Deferred Contributions of up to 3% of Earnings.

OTHER SPECIAL RULES: None.

                                   APPENDIX 38

                            QUALITY CHEF FOODS, INC.

This Appendix sets forth the specifications under which the H. J. Heinz Company SAVER Plan is made applicable to Employees of Quality Chef Foods, Inc.

EFFECTIVE DATE: January 1, 2001

SPECIAL EMPLOYMENT COMMENCEMENT DATE: Not Applicable

SPECIAL ELIGIBILITY PROBATIONARY PERIOD: None.

MAXIMUM TAX DEFERRED CONTRIBUTION PERCENTAGE: 20%

MAXIMUM AFTER TAX CONTRIBUTION PERCENTAGE: None

MAXIMUM COMBINED CONTRIBUTION PERCENTAGE: 20%

MATCHING CONTRIBUTION RATE: 100% of Tax Deferred Contributions of up to 1% of Earnings.

OTHER SPECIAL RULES: None.

                                   APPENDIX 39

                        AFL-CIO & CLC 56, PENNSAUKEN, NJ

This Appendix sets forth the specifications under which the H. J. Heinz Company SAVER Plan is made applicable to Employees represented by United Food and Commercial Workers International Union, AFL-CIO & CLC, Local 56 (Pennsauken, New Jersey).

EFFECTIVE DATE: July 16, 2001

SPECIAL ELIGIBILITY PROBATIONARY PERIOD: Ninety days

MAXIMUM TAX DEFERRED CONTRIBUTION PERCENTAGE: 20%

MAXIMUM AFTER TAX CONTRIBUTION PERCENTAGE: 20%

MAXIMUM COMBINED CONTRIBUTION PERCENTAGE: 20%

NONELECTIVE EMPLOYER CONTRIBUTIONS: Not Applicable

MATCHING CONTRIBUTION RATE: 50% of Tax-Deferred Contributions authorized by a Participant for a period disregarding Tax Deferred Contributions in excess of 3% of Earnings.

OTHER SPECIAL RULES:

Participants will be 100% vested in amounts transferred from the Borden, Inc. Associate Savings Plan (the "Borden Plan") and allocable earnings. Participants with such benefits are referred to as "Acquired Borden Participants". All other amounts are vested according to the other terms of this Plan.

The Plan will assume and administer all outstanding loans that were transferred from the Borden Plan. Assumed loans will be treated as having been made under this Plan for purposes of Section 17.

Each Acquired Borden Participant will receive credit under this Plan for Service remaining to his or her credit under the Borden Plan as of July 16, 2001.

With respect to an Acquired Borden Participant, Period of Severance for periods prior to July 16, 2001 will be determined by reference to employment with Borden, Inc. and any entity aggregated with Borden, Inc. under the rules of Code section 414.

                                   APPENDIX 40

                             IBT 738, NORTHBROOK, IL

This Appendix sets forth the specifications under which the H. J. Heinz Company SAVER Plan is made applicable to Employees represented by Grocery & Food Products, Processors, Canneries, Frozen Food Plants, Sugar Processors, Confectionary and Candy Manufacturers and Distributors, Coffee Vending, Miscellaneous Drivers, Salesmen, Warehousemen and Related Office Employees Union, Local No. 738, Affiliated with the International Brotherhood of Teamsters, AFL-CIO.

EFFECTIVE DATE: July 16, 2001

SPECIAL ELIGIBILITY PROBATIONARY PERIOD: Ninety days

MAXIMUM TAX DEFERRED CONTRIBUTION PERCENTAGE: 20%

MAXIMUM AFTER TAX CONTRIBUTION PERCENTAGE: 20%

MAXIMUM COMBINED CONTRIBUTION PERCENTAGE: 20%

NONELECTIVE EMPLOYER CONTRIBUTIONS: Not Applicable

MATCHING CONTRIBUTION RATE: 50% of Tax-Deferred Contributions authorized by a Participant for a period disregarding Tax Deferred Contributions in excess of 3% of Earnings.

OTHER SPECIAL RULES:

Participants will be 100% vested in amounts transferred from the Borden, Inc. Associate Savings Plan (the "Borden Plan") and allocable earnings. Participants with such benefits are referred to as "Acquired Borden Participants". All other amounts are vested according to the other terms of this Plan.

The Plan will assume and administer all outstanding loans that were transferred from the Borden Plan. Assumed loans will be treated as having been made under this Plan for purposes of Section 17.

Each Acquired Borden Participant will receive credit under this Plan for Service remaining to his or her credit under the Borden Plan as of July 16, 2001.

With respect to an Acquired Borden Participant, Period of Severance for periods prior to July 16, 2001 will be determined by reference to employment with Borden, Inc. and any entity aggregated with Borden, Inc. under the rules of Code section 414.


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